UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant
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      Filed by a Party other than the Registrant
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
ENVIRI CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Notice of 2024 Annual Meeting of Stockholders and Proxy Statement

Enviri Corporation

Two Logan Square

100-120 North 18th Street, 17th Floor

Philadelphia, PA 19103

Two Logan Square

100-120 North 18th Street, 17th Floor

Philadelphia, PA 19103

Invitation to Attend 2024 Annual Meeting of Stockholders

Thursday, April 18, 2024

9:00 a.m., Eastern Time

Via Virtual Meeting Format

Dear Fellow Stockholders:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Enviri Corporation (the “Company”). The Annual Meeting will again be held via virtual meeting format only via the Internet at www.meetnow.global/M56ULLD on Thursday, April 18, 2024, beginning at 9:00 a.m., Eastern Time. Stockholders and others will not be able to attend the Annual Meeting physically in person; however, stockholders that follow the instructions set forth on the virtual meeting hosting site will be able to ask questions.

Information about the business to be conducted at the Annual Meeting, including a listing and discussion of the various matters on which you will be asked to act, can be found in the attached Notice of 2024 Annual Meeting of Stockholders and Proxy Statement.

Your vote is very important to us, and I encourage you to vote your shares whether or not you plan to virtually attend the Annual Meeting. There are several ways in which you can vote your shares, including via the Internet, by telephone, or by signing, dating and returning your Proxy Card. Specific information about each of these voting methods can be found in the Proxy Statement under the heading “Questions and Answers About the Company’s Annual Meeting.”

On behalf of my fellow members of the Board of Directors, I want to thank you in advance for voting and for your continued support of our Company.

Sincerely,

F. Nicholas Grasberger III Chairman, President & Chief Executive Officer

March 8, 2024

2024 Proxy Statement i

Notice of 2024 Annual Meeting of Stockholders

Thursday, April 18, 2024

9:00 a.m., Eastern Time

Via Virtual Meeting Format

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Enviri Corporation (the “Company”) will be held on Thursday, April 18, 2024, beginning at 9:00 a.m., Eastern Time via the Internet at www.meetnow.global/M56ULLD. Stockholders and others will not be able to attend the Annual Meeting in person.

The purposes of the meeting are as follows:

1.	To elect the nine nominees named in the Proxy Statement to serve as Directors until the 2025 Annual Meeting of Stockholders;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending December 31, 2024;

3.	To vote, on an advisory basis, to approve the compensation of the Company’s named executive officers;

4.	To vote on Amendment No. 4 to the 2013 Equity and Incentive Compensation Plan; and

5.	To conduct such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Proxy Statement accompanying this Notice of 2024 Annual Meeting of Stockholders describes each of these items in detail. In addition, the Proxy Statement contains other important information that you should read and consider before you vote.

The Board of Directors of the Company has fixed the close of business on February 23, 2024 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

The Company is furnishing proxy materials over the Internet as permitted under the rules of the Securities and Exchange Commission. Under these rules, many of the Company’s stockholders will receive a Notice of Internet Availability of Proxy Materials instead of a paper copy of the Notice of 2024 Annual Meeting of Stockholders and Proxy Statement, our Proxy Card, our Annual Report on Form 10-K and the Letter from our Chairman & CEO. We believe this process allows us to provide our stockholders with the information they need while lowering the costs of printing and distributing proxy materials. Stockholders who do not receive a Notice of Internet Availability of Proxy Materials will receive a paper copy of the proxy materials by mail.

Your vote is very important to us, and we encourage you to vote your shares as soon as possible, even if you plan to attend the Annual Meeting via the Internet. Information about how to vote your shares via the Internet, by telephone, or by signing, dating, and returning your Proxy Card can be found in the enclosed Proxy Statement.

By order of the Board of Directors,

Russell C. Hochman

Senior Vice President and General Counsel, Chief Compliance Officer & Corporate Secretary

March 8, 2024

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on April 18, 2024. The Notice of 2024 Annual Meeting of Stockholders and Proxy Statement, our Proxy Card, our Annual Report on Form 10-K and the Letter from our Chairman & CEO are available free of charge at www.envisionreports.com/NVRI (for registered stockholders) or www.edocumentview.com/NVRI (for all other stockholders), or by calling toll-free (866) 641-4276.

2024 Proxy Statement 1

Proxy Summary

2024 ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Thursday, April 18, 2024 9:00 a.m., Eastern Time

Record Date:	February 23, 2024

Entry Details:	The Annual Meeting will again be held in a virtual meeting format only via the Internet at www.meetnow.global/M56ULLD. Stockholders and others will not be able to attend the Annual Meeting physically in person; however, stockholders that follow the instructions set forth on the virtual meeting hosting site will be able to ask questions.

Stockholders as of the record date who have a control number may attend the Annual Meeting via the Internet as a “Shareholder” and may vote during, and participate in, the Annual Meeting by following the instructions available on the meeting website during the meeting. For registered stockholders, their control number can be found on their proxy card or notice, or email they previously received.

Stockholders who hold shares through a bank, broker or other nominee must obtain a legal proxy from their bank, broker or other nominee and register in advance to be able to attend the Annual Meeting as a “Shareholder” and vote during, and participate in, the Annual Meeting. To register, such stockholders must submit an email to Computershare, our transfer agent, at legalproxy@computershare.com with proof of their legal proxy reflecting their Company share holdings (in the form of an image of their legal proxy) along with their name and email address. Registration emails must be labeled “Legal Proxy” and be received by Computershare no later than 5:00 p.m., Eastern Time, on April 8, 2024. Stockholders as of the record date who hold shares through a bank, broker or other nominee and properly register will receive an email from Computershare confirming their registration together with a control number.

Stockholders and other interested parties who do not have a control number may attend the Annual Meeting via the Internet as a “Guest” but will not have the option to vote or ask questions during the meeting.

VOTING MATTERS AND BOARD RECOMMENDATIONS

Voting Matter	Board Vote Recommendation	Page Number with More Information
Proposal No. 1: Election of Directors	FOR each nominee	16
Proposal No. 2: Ratification of Appointment of Independent Auditors	FOR	34
Proposal No. 3: Vote, on an Advisory Basis, to Approve Named Executive Officer Compensation	FOR	88
Proposal No. 4: Approval of Amendment No. 4 to the 2013 Equity and Incentive Compensation Plan	FOR	90

This Proxy Summary contains highlights of certain information in this Proxy Statement. Because it is only a summary, it does not contain all the information that you may wish to consider prior to voting. Please review the complete Proxy Statement and the Company’s Annual Report on Form 10-K for additional information.

2 2024 Proxy Statement

Proxy Summary

OUR DIRECTOR NOMINEES

You have the opportunity to vote on the election of the following nine nominees for Director. Additional information regarding each Director nominee’s experience, skills and qualifications to serve as a member of the Company’s Board of Directors can be found in the section entitled “Nominees for Director.”

Name	Age	Years on Board	Position	Independent	Committee Memberships*#

James F. Earl	67	12	Retired Executive Vice President of GATX Corporation	Yes	Audit MD&C

David C. Everitt	71	14	Independent Lead Director of the Company Former Co-Leader of Deere & Co.’s Agriculture and Turf Division	Yes	MD&C Governance

F. Nicholas Grasberger III	60	10	Chairman, President & CEO of the Company	No	None

Carolann I. Haznedar	64	5	Retired Senior Vice President Americas, DuPont Performance Materials	Yes	Audit Governance+

Timothy M. Laurion	65	2	Retired Managing Director and Senior Corporate Banker for Bank of America	Yes	Audit Governance

Rebecca M. O’Mara	58	1	Former President of Stanley Industrial Services, Stanley Black and Decker	Yes	MD&C Governance

Edgar (Ed) M. Purvis, Jr.	66	6	Retired Executive Vice President and Chief Operating Officer of Emerson Electric Co.	Yes	MD&C+ Governance

John S. Quinn	65	3	Retired CEO and Managing Director of LKQ Europe	Yes	Audit+ MD&C

Phillip C. Widman	69	10	Retired Senior Vice President and Chief Financial Officer of Terex Corporation	Yes	Audit Governance

*	Audit = Audit Committee
MD&C = Management Development and Compensation Committee
Governance = Governance Committee
#	Reflects Committee Memberships as of March 1, 2024
+	Indicates Committee Chair as of March 1, 2024

2024 Proxy Statement 3

Governance Highlights

GOVERNANCE HIGHLIGHTS

Corporate Governance

•	3 fully independent Board committees;

•	Executive session of independent Directors held at each regularly-scheduled Board meeting;

•	Declassified Board – all Directors elected annually;

•	By-laws provide a resignation requirement if a Director does not receive majority approval in an uncontested election (subject to acceptance by Board);

•	Restated Certificate of Incorporation provides for majority voting in uncontested elections of Directors;

•	Formal policy on Board diversity;

•	Annual Board and committee self-assessments;

•	Bi-annual evaluation of individual Director performance;

•	Corporate Governance Principles limit Director membership on other public company boards;

•

Strong policies related to anti-hedging and recovery of performance-based compensation, including stock-based awards, in the event of an accounting restatement due to material noncompliance with financial reporting requirements;

•	Significant share ownership requirements for Directors and senior executives;

•	Active role in risk oversight, including committee oversight of Environmental Social & Governance (“ESG”) and cybersecurity threats; and

•	Annual advisory vote to approve named executive officer compensation.

4 2024 Proxy Statement

Executive Compensation Highlights

EXECUTIVE COMPENSATION HIGHLIGHTS

Our executive compensation program is designed to provide competitive pay based on Company performance, attract, retain, and motivate our senior leaders, align the interests of executives with those of our stockholders, and drive long-term stockholder value. To achieve these objectives, our program includes the following key features:

We Pay for Performance

by aligning our total compensation with business strategies to reward executives who achieve or exceed applicable Company and performance business unit goals.

•	At target performance levels, 2023 variable compensation represented approximately eighty-two percent (82%) of our Chairman, President & Chief Executive Officer’s (“CEO”) total compensation and, on average, approximately seventy-one percent (71%) of total compensation for our other named executive officers (“NEOs”).

•	Payouts under our 2023 Annual Incentive Plan (“AIP”) were one hundred percent (100%) performance based – all NEOs and payouts varied based upon performance achievement.

•	Fifty percent (50%) of the equity awards granted to our CEO and one third of the equity awards granted to our other NEOs in 2023 were in the form of Performance Share Units (“PSUs”), which may be earned based on achievement of pre-determined performance goals.

We Pay Competitively

by setting total target compensation at the median of our defined market for talent.

•	We regularly review and, as appropriate, make changes to our compensation peer group to ensure it is representative of our market for talent, our business portfolio and our global footprint.
•	We provide competitive benefits to attract and retain our NEOs.

We Align Our Compensation Programs with Stockholder Interests by providing a significant amount of each NEO’s compensation opportunity in the form of equity and requiring NEO stock ownership.

•	Our 2023 long-term incentive plan was comprised entirely of equity-based vehicles (Restricted Stock Units (“RSUs”), Stock Appreciation Rights (“SARs”) and PSUs).

•	Stock ownership requirements for our current NEOs ranged from two times salary for NEOs other than our CEO to six times salary for our CEO.

We Employ Sound Compensation Governance

by including practices and policies that are consistent with market practices, supportive of our business structure and aligned with stockholders’ expectations.

•	We follow a number of compensation guidelines and policies implemented to manage our programs in a prudent and risk averse manner.

NEO Total Target Compensation for 2023

Compensation Element	% of Total (CEO)	% of Total (Avg. for All Other NEOs)	Description	Cash	Equity

Base Salary	18	29	Annual stable source of income	Yes

Annual Incentive (AIP Award)	20	21	Variable, performance-based annual cash	Yes

Long-Term Incentive (LTIP Awards)	62	50	Variable, time and performance-based annual		Yes

2024 Proxy Statement 5

Proxy Statement

This Proxy Statement and the accompanying form of proxy are first being sent to the stockholders on or about March 8, 2024, and are being furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of Enviri Corporation (the “Company,” “Enviri,” “we” or “us”) for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held in a virtual meeting format only via the Internet at www.meetnow.global/M56ULLD on Thursday, April 18, 2024, beginning at 9:00 a.m., Eastern Time.

We are excited to embrace technology to provide expanded access, improved communication and cost savings for our stockholders and the Company. We believe that hosting a virtual meeting will enable greater stockholder attendance and participation from any location around the world. Stockholders as of the record date who have a control number may attend the Annual Meeting via the Internet as a “Shareholder” and may vote during, and participate in, the Annual Meeting by following the instructions available on the meeting website during the meeting. For registered stockholders, their control number can be found on their proxy card or notice, or email they previously received.

Stockholders who hold shares through a bank, broker or other nominee must obtain a legal proxy from their bank, broker or other nominee and register in advance to be able to attend the Annual Meeting as a “Shareholder” and vote during, and participate in, the Annual Meeting. To register, such stockholders must submit an email to Computershare, our transfer agent, at legalproxy@computershare.com with proof of their legal proxy reflecting their Company share holdings (in the form of an image of their legal proxy), along with their name and email address. Registration emails must be labeled “Legal Proxy” and be received by Computershare no later than 5:00 p.m., Eastern Time, on April 8, 2024. Stockholders as of the record date who hold shares through a bank, broker or other nominee and properly register will receive an email from Computershare confirming their registration together with a control number.

Stockholders and other interested parties who do not have a control number may attend the Annual Meeting via the Internet as a “Guest” but will not have the option to vote or ask questions during the meeting.

The Notice of 2024 Annual Meeting of Stockholders and Proxy Statement, our Proxy Card, our Annual Report on Form 10-K and the Letter from our Chairman & CEO are available free of charge at www.envisionreports.com/NVRI (for registered stockholders) or www.edocumentview.com/NVRI (for all other stockholders), or by calling toll-free (866) 641-4276.

Questions and Answers about the Company’s Annual Meeting

Q:	Who is entitled to vote at the Annual Meeting?

A:

You can vote if, as of the close of business on February 23, 2024 (the “Record Date”), you were a stockholder of record of the Company’s common stock (“Common Stock”). As of the Record Date, there were 79,834,916 shares of our Common Stock outstanding. Stockholders are entitled to cast one vote for each share of Common Stock held as of the Record Date on each matter presented for voting at the Annual Meeting. There are no cumulative voting rights.

Q:	How do I vote my shares by proxy?

A:	Most stockholders can vote their shares by proxy in three ways:

•	By Internet – You can vote via the Internet by going to www.envisionreports.com/NVRI and following the instructions outlined on that website;

•	By Telephone – In the United States and Canada, you can vote telephonically by calling (800) 652-8683 (toll free) and following the instructions provided by the recorded message; or

•

By Mail – If you received a paper copy of the proxy materials, you can vote by mail by filling out the enclosed proxy card and returning it pursuant to the instructions set forth on the card. If you wish to vote by mail but received a Notice of Internet Availability of Proxy Materials in lieu of a paper copy of the proxy materials, you may contact our Corporate Communications Department by calling (267) 857-8715 to request that a full packet of proxy materials be sent to your home address. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 4, 2024.

Please see the Notice of Internet Availability of Proxy Materials or the information your bank, broker or other holder of record provided you for more information on these voting options.

6 2024 Proxy Statement

Proxy Statement

Q:	Can I vote in person at the Annual Meeting instead of voting by proxy?

A:

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. We are excited to embrace technology to provide expanded access, improved communication and cost savings for our stockholders and the Company. We believe that hosting a virtual meeting will enable greater stockholder attendance and participation from any location around the world.

Stockholders as of the Record Date who have a control number may attend the Annual Meeting via the Internet as a “Shareholder” and may vote during, and participate in, the Annual Meeting by following the instructions available on the meeting website during the meeting. For registered stockholders, their control number can be found on their proxy card or notice, or email they previously received.

Stockholders who hold shares through a bank, broker or other nominee must obtain a legal proxy from their bank, broker or other nominee and register in advance to be able to attend the Annual Meeting as a “Shareholder” and vote during, and participate in, the Annual Meeting. To register, such stockholders must submit an email to Computershare, our transfer agent, at legalproxy@computershare.com with proof of their legal proxy reflecting their Company share holdings (in the form of an image of their legal proxy), along with their name and email address. Registration emails must be labeled “Legal Proxy” and be received by Computershare no later than 5:00 p.m., Eastern Time, on April 8, 2024. Stockholders as of the Record Date who hold shares through a bank, broker or other nominee and properly register will receive an email from Computershare confirming their registration together with a control number.

Stockholders and other interested parties who do not have a control number may attend the Annual Meeting via the Internet as a “Guest” but will not have the option to vote or ask questions during the meeting.

Q:	Can I change or revoke my proxy?

A:

Yes. You may change or revoke your proxy by Internet, telephone or mail prior to 11:59 p.m. Eastern Time on Wednesday, April 17, 2024. You may also change or revoke your proxy by attending the Annual Meeting and voting in person in connection with attending the Annual Meeting via the Internet as described above. If you hold your shares through a bank, broker or other nominee, only that bank, broker or nominee can revoke your proxy on your behalf.

Q:	What if I am a beneficial owner and do not give instructions to my broker?

A:

As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your broker by the deadline provided in the proxy materials you received from your broker. If you do not provide voting instructions to your broker, whether your shares can be voted by your broker depends on the proposal being considered. Under the rules of the New York Stock Exchange (“NYSE”), if your broker does not receive voting instructions from you, the broker is entitled to vote your shares on all “routine” proposals being considered, including the ratification of our auditors (Proposal No. 2). Brokers are not entitled to vote your shares with respect to the election of Directors, the advisory vote on the compensation of the Company’s named executive officers, or the approval of Amendment No. 4 to the 2013 Equity and Incentive Compensation Plan (Proposal Nos. 1, 3, and 4, respectively) without your instructions. This is referred to as a broker “non-vote.”

Q:	What if I hold my shares through the Enviri Corporation Savings Plan or the Enviri Retirement Savings & Investment Plan?

A:

If you are a participant in the Enviri Corporation Savings Plan and/or the Enviri Retirement Savings & Investment Plan, you can instruct the Trustee of those plans how to vote the shares of Common Stock that are allocated to your account, if any, by going to www.investorvote.com and following the instructions outlined in that website or by calling (800) 652-8683 (toll free) and following the instructions provided by the recorded message. If you received a copy of the voting instruction card you may also fill out the enclosed voting instruction card and return it pursuant to the instructions set forth on the card.

If you do not instruct the Trustee how to vote your shares, the Trustee will vote them in the same proportion as those shares for which the Trustee did receive voting instructions.

2024 Proxy Statement 7

Proxy Statement

Q:	How many shares must be present to conduct the Annual Meeting?

A:

To carry on the business of the Annual Meeting, a minimum number of shares, constituting a quorum, must be present at the meeting, either in person or by proxy. A quorum consists of a majority of the issued and outstanding shares of our Common Stock as of the Record Date.

Q:	What vote is required to pass each of the proposals at the Annual Meeting?

A:	Assuming that a quorum is present:

Proposal No. 1: Election of Directors – nominees for the Board of Directors will be elected if more votes are cast in favor of a nominee then are cast against such nominee by the holders of shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

Proposal No. 2: Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Auditors – the affirmative vote of the holders of at least a majority of the shares present at the Annual Meeting, in person or by proxy, is required.

Proposal No. 3: Vote, on an Advisory Basis, to Approve the Compensation of the Company’s Named Executive Officers – the affirmative vote of the holders of at least a majority of the shares present at the Annual Meeting, in person or by proxy, and entitled to vote is required.

Proposal No. 4: Vote on Amendment No. 4 to the 2013 Equity and Incentive Compensation Plan – the affirmative vote of the holders of at least a majority of the shares present at the Annual Meeting, in person or by proxy, and entitled to vote is required.

In certain circumstances, a stockholder will be considered to be present at the Annual Meeting for quorum purposes but will not be deemed to have cast a vote on each particular proposal. This occurs when a stockholder withholds a vote or abstains from voting on a proposal, or in the event of a broker non-vote. In accordance with Delaware law and our Restated Certificate of Incorporation and by-laws, broker non-votes will not be treated as votes cast with respect to the election of Directors (Proposal No. 1) and therefore will not affect the outcome of Director elections. With respect to the advisory vote to approve the compensation of our named executive officers (Proposal No. 3) and the vote on Amendment No. 4 to the 2013 Equity and Incentive Compensation Plan (Proposal No. 4), abstentions will have the effect of negative votes, but broker non-votes will not have any effect. With respect to the ratification of our auditors (Proposal No. 2), abstentions will have the effect of negative votes.

Q:	What happens if a nominee for Director does not receive majority approval?

A:

Our Restated Certificate of Incorporation provides that, in an uncontested election (that is, an election where the number of Director nominees does not exceed the number of Directors to be elected), each Director nominee must receive the affirmative vote of a majority of the votes cast with respect to his or her election in order to be elected. In addition, our by-laws provide that if a nominee does not receive more “for” votes than votes “withheld” for his or her election, the Director must tender his or her resignation to the Board for consideration. The Governance Committee will then review the resignation and recommend to the Board whether to accept or reject it. The Board will act on the Governance Committee’s recommendation and publicly disclose its decision within 90 days following certification of the election results.

If a Director’s resignation is not accepted by the Board, then the Director who tendered that resignation will continue to serve on the Board until the 2025 Annual Meeting of Stockholders and until his or her successor is elected and qualified, or until his or her earlier death, unconditional resignation or removal.

8 2024 Proxy Statement

Proxy Statement

Q:	Who counts the votes and how will my shares be voted if I return a proxy but do not submit instructions regarding how to vote on a particular matter?

A:	Stockholder votes will be tabulated by an independent inspector of election for the Annual Meeting.

The individuals appointed by the Board to serve as proxies for the Annual Meeting will vote your shares in accordance with the instructions you provide on your proxy card or through your Internet or telephonic vote. If you submit a proxy but do not indicate how your shares should be voted on a particular matter, your shares will be voted as follows:

•	FOR the election as Directors of each of the nine nominees of the Board;

•	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending December 31, 2024;

•	FOR the approval, on an advisory basis, of our named executive officer compensation; and

•	FOR the approval of Amendment No. 4 to the 2013 Equity and Incentive Compensation Plan.

Q:	How are proxies solicited and what is the cost?

A:

We pay the cost of soliciting proxies for the meeting. In addition to solicitation by mail, our employees may solicit proxies personally or by telephone, e-mail or facsimile, but they will not receive additional compensation for these services. Arrangements may be made with brokerage houses, custodians, nominees and fiduciaries to send proxy materials to their principals, and we may reimburse them for their expenses. We have retained D.F. King & Co., Inc. to assist in the solicitation of proxies at a cost that is not expected to exceed $15,000 plus reasonable out-of-pocket expenses.

2024 Proxy Statement 9

Executive Officers

Set forth below, as of March 8, 2024, are the executive officers of the Company and certain information with respect to each of them. There are no family relationships among any of the executive officers.

Name	Age	Position with the Company

F. Nicholas Grasberger III	60	Chairman, President and Chief Executive Officer

Tom G. Vadaketh	61	Senior Vice President and Chief Financial Officer

Samuel C. Fenice	49	Vice President and Corporate Controller

Russell C. Hochman	59	Senior Vice President and General Counsel, Chief Compliance Officer & Corporate Secretary

Jennifer O. Kozak	55	Senior Vice President and Chief Human Resources Officer

Jeffrey A. Beswick	52	Senior Vice President and Group President, Clean Earth

F. Nicholas Grasberger III – See biography on page 18.

Tom G. Vadaketh – Senior Vice President and Chief Financial Officer since October 2023. Mr. Vadaketh most recently served as Chief Financial Officer of Bausch Health Companies Inc., a $4.5 billion pharmaceutical and medical aesthetics company. Prior to joining Bausch Health Companies Inc. in January 2022, he was the Chief Financial Officer of eResearchTechnology, Inc., a global company specializing in clinical services serving the life science industry, from September 2018 to December 2021. He began his career at Deloitte & Touche LLP and held several senior financial positions across many countries at Procter & Gamble Company and Tyco International, Ltd. Mr. Vadaketh has also been the Chief Financial Officer of various public and privately held businesses. Mr. Vadaketh is a Chartered Accountant (ACA) from the Institute of Chartered Accountants in England and Wales and a Certified Public Accountant in the United States. He received an MBA from the University of Manchester (UK).

Samuel C. Fenice – Vice President and Corporate Controller since August 16, 2016. Mr. Fenice oversees the administration of all corporate accounting policies and procedures, including internal and external corporate reporting. Mr. Fenice joined Enviri’s Internal Audit team in 2002 and has since held progressively responsible roles in Finance, including two terms as Interim Corporate Controller. Mr. Fenice holds a Bachelor of Science degree in Accounting from The Pennsylvania State University and is a Certified Public Accountant.

Russell C. Hochman – Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary since May 2015. Mr. Hochman leads the Company’s global legal, compliance, ethics and corporate secretary functions. Mr. Hochman previously served in senior legal roles with Pitney Bowes Inc. and international law firms based in New York. Mr. Hochman holds a J.D. from Albany Law School of Union University and a B.A. from Cornell University.

Jennifer O. Kozak – Senior Vice President and Chief Human Resources Officer since June 2022. Ms. Kozak leads the Company’s Human Resources strategy worldwide, including culture and employee engagement, talent management, compensation, and benefits. Ms. Kozak joined Enviri in February 2022 as Vice President, Clean Earth Human Resources. Previously, she served in roles of increasing responsibility over the last 15 years with General Electric and subsequently SUEZ Water Technologies & Solutions. Ms. Kozak holds an MBA from The Pennsylvania State University and a B.A. from Temple University.

Jeffrey A. Beswick – Senior Vice President and Group President, Clean Earth since May 2023. Before joining Enviri, he was the Chief Commercial Officer at Valicor Environmental Services, and, prior to this, he was Chief Executive Officer (U.S. Operations) of Tradebe Environmental Services. At Tradebe, Mr. Beswick was responsible for 28 locations, 10 waste management facilities and more than 900 employees. Under his leadership, the company recorded its highest year-over-year earnings growth, successfully completed two acquisitions, and instituted safety and environmental compliance initiatives resulting in significant decreases in injury rates. Prior to serving as CEO, he held progressive leadership positions, including Executive Vice President, Sales and Services, Executive Vice President, Business Development and Regional Sales. Mr. Beswick also brings his experience as Vice President, Recycling at Clean Harbors Environmental Services to Clean Earth.

10 2024 Proxy Statement

The Board of Directors

General Oversight

The Board has general oversight responsibility for the Company’s affairs. Although the Board does not have responsibility for day-to-day management of the Company, Board members stay informed about the Company’s business through regular meetings, site visits and other periodic interactions with management. The Board is deeply involved in the strategic planning process for the Company and each of its business divisions. The Board also plays an important oversight role in the Company’s risk management, leadership development and succession planning processes.

Composition

The Board is currently comprised of nine Directors, eight of whom qualify as independent. There are no family relationships among any of the directors, or between any director and any of the Company’s executive officers. In accordance with the Board’s Corporate Governance Principles and applicable sections of the NYSE Listed Company Manual (the “NYSE Rules”), the independent Directors regularly meet in executive session. These meetings allow the independent Directors to discuss important issues, including the business and affairs of the Company as well as matters concerning management, without any member of management present. During the 2023 fiscal year, the independent Directors held five meetings.

Leadership Structure

The Company’s governance documents provide the Board with flexibility to select the leadership structure that is most appropriate for the Company and its stockholders. The Board regularly evaluates the Company’s leadership structure and has concluded that the Company and its stockholders are best served by not having a formal policy regarding whether the same individual should serve as both Chairman of the Board and CEO. This approach allows the Board to elect the most qualified Director as Chairman of the Board while also maintaining the ability to separate the Chairman of the Board and CEO roles when necessary or appropriate.

In 2018, the Board elected F. Nicholas Grasberger III, our President & CEO, as Chairman of the Board. In addition, the Board elected David C. Everitt as independent Lead Director of the Board. When the Board appointed Mr. Everitt as the Lead Director, the Board reviewed the Lead Director’s role and responsibilities to ensure responsible oversight, including taking into account feedback received from existing investors.

As Lead Director, Mr. Everitt has the following responsibilities, which are set forth in the Company’s Corporate Governance Principles:

•	Establishing the agenda for the executive sessions of the independent Directors;

•	Calling meetings of the independent Directors, in addition to the executive sessions of independent Directors held after each Board meeting;

•	Chairing the executive sessions and other meetings of the independent Directors;

•	Communicating the result of meetings of the independent Directors to the Chairman and other members of management, as appropriate;

•	Regularly consulting with the Chairman;

•	Discussing the schedule and agenda for the Board meetings with the Chairman;

•	Approving the meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	Presiding at Board meetings in the absence of the Chairman;

•	Reviewing information that is sent to the Board and all critical communications to the Board; and

•	Being available for consultation and direct communication at the request of major stockholders.

Finally, the Board has established three standing committees to assist with its oversight responsibilities: (1) the Audit Committee; (2) the Management Development and Compensation Committee (the “MD&C Committee”); and (3) the Governance Committee. Each of the Audit Committee, MD&C Committee and Governance Committee is comprised entirely of independent Directors.

2024 Proxy Statement 11

The Board of Directors

Board Role in Risk Oversight

Management is responsible for identifying, evaluating, managing and mitigating the Company’s exposure to risk. It is the Board’s responsibility to oversee the Company’s risk management process and to ensure that management is taking appropriate action to identify, manage and mitigate key risks. The Board administers its risk oversight responsibilities both through active review and discussion of key risks facing the Company and by delegating certain risk oversight responsibilities to committees for further consideration and evaluation. The following table summarizes the role of the Board and each of its committees in overseeing risk:

Governing Body	Role in Risk Oversight
Board

•  Regularly reviews the strategic plans of the Company and each of its business divisions, including risks associated therewith;

•  Reviews enterprise-level and other key risks identified through the Company’s enterprise risk management (“ERM”) process as well as management’s plans to mitigate those risks;

•  Quarterly briefing by the Chief Financial Officer on information security matters;

•  Regularly reviews the Company’s insurance policies, which includes cyber insurance; and

•  Conducts annual succession plan reviews to ensure the Company maintains appropriate succession plans for its senior officers.

Audit Committee

•  Oversees compliance with legal and regulatory requirements and the Company’s Code of Conduct;

•  Oversees financial risks, including risks relating to key accounting policies;

•  Oversees the Company’s ERM framework and the process for identifying, assessing and monitoring key business risks;

•  Reviews internal controls with the Chief Financial Officer, Principal Accounting Officer and internal auditors;

•  Oversees the Company’s processes and risk management protocols regarding cybersecurity and information technology risks and material cybersecurity incidents; and

•  Meets regularly, including executive sessions, with representatives of the independent auditors.

MD&C Committee

•  Oversees risks relating to the Company’s compensation programs;*

•  Oversees risks relating to the Company’s equity programs;*

•  Oversees the process for conducting annual risk assessments of the Company’s compensation policies and practices;*

•  Employs an independent compensation consultant to assist in reviewing compensation programs, including the potential risks created by the programs;*

•  Oversees the Company’s executive management succession planning program; and

•  Oversees diversity and inclusion process.

Governance Committee

•  Oversees risks relating to the Company’s governance structure and other corporate governance matters and processes;

•  Oversees the Company’s ESG strategy;

•  Evaluates related person transactions;

•  Oversees compliance with key corporate governance documents, including the Corporate Governance Principles and the Insider Trading Policy;

•  Oversees the delegation of risks identified in the ERM framework to the Board and its committees; and

•  Oversees the Company’s chief executive officer assessment, development and succession planning process and provide input on assessment to MD&C for compensation decisions.

*

Further detail regarding the MD&C Committee’s review of compensation-related risks can be found under the heading “Compensation Policies and Practices as They Relate to Risk Management” in this Proxy Statement.

12 2024 Proxy Statement

The Board of Directors

The decision to administer the Board’s oversight responsibilities in this manner has a key effect on the Board’s leadership and committee structure, described in more detail below.

Oversight of Cybersecurity Risks

As part of the Board’s role in overseeing the Company’s risk management process, the Board has delegated to the Audit Committee responsibility for overseeing management’s implementation and effectiveness of the Company’s processes and risk management protocols regarding cybersecurity and information technology, including risks from cybersecurity incidents, vulnerabilities, and third-party vendors. In addition, the Audit Committee oversees the steps taken by the Company’s management to inform itself about and monitor the prevention, detection, mitigation, and remediation of such risks.

The Company’s Vice President, Chief Information Security Officer and Corporate IT, oversees the Company’s IT security department and reports to the Audit Committee quarterly regarding cybersecurity matters and related risk exposures. These reports include the results of the Company’s continuous security awareness training and anti-phishing scenarios, as well as the status of the Company’s goal of aligning its response to cybersecurity incidents with the best practices articulated by the National Institute of Standards and Technology NIST800 framework. In addition, management regularly reports on the Company’s insurance policies to the full Board, which includes the Company’s $10 million cyber insurance policy.

Environmental, Social and Governance Oversight

As noted above, the Board has charged the Governance Committee with oversight responsibility of the Company’s ESG strategy. The Governance Committee receives quarterly reports from management on the Company’s environmental and sustainability activities and risks, including risks related to climate change, and key performance indicators the Company uses to track performance. The Governance Committee provides regular updates to the Board on the Company’s environmental initiatives.

The MD&C Committee assists the Board in discharging its oversight responsibilities for the Company’s human capital management matters, including overseeing the Company’s diversity and inclusion process and initiatives. Management provides quarterly updates to the MD&C Committee on these areas and initiatives.

The full Board receives quarterly updates from both the Governance Committee and the MD&C Committee on environmental and human capital management matters and initiatives discussed within the respective committees, and also receives regular updates from management on both topics.

The Company also voluntarily discloses key ESG matters and metrics both on its website and in its annual Environmental, Social and Governance Report. The Company’s most recent Environmental, Social and Governance Report, published in October 2023, is available on its website at www.enviri.com/sustainability. Unless specifically stated herein, documents and information on the Company’s website are not incorporated by reference in this proxy statement.

Experience, Skills and Qualifications

The Governance Committee works with the full Board to determine the appropriate characteristics, skills and experiences for the Board as a whole as well as its individual members. While the Governance Committee has not established minimum criteria for Director candidates, it has established important factors that it considers when evaluating potential candidates. These factors are set forth in the Board’s Corporate Governance Principles and include integrity and strength of character, mature judgment, strategic thinking, demonstrated leadership skills, relevant business experience, experience with international business issues and risk, public company experience, innovation, technology or information technology expertise, availability, career specialization, relevant technical skills, time and willingness to perform duties as a Director, absence of conflicts of interest, diversity and the extent to which the candidate would fill a present need on the Board. In addition, as explained in more detail below in the section entitled “Diversity,” the Board is committed to a policy of inclusiveness that requires all new Board nominees to be drawn from a pool that includes diverse candidates, with a commitment to seeking out highly qualified women and minority candidates.

2024 Proxy Statement 13

The Board of Directors

In addition to evaluating new Director candidates, the Governance Committee regularly assesses the composition of the Board in order to ensure it reflects an appropriate balance of knowledge, skills, expertise, diversity and independence. As part of this assessment, each Director is asked to identify and assess the particular experiences, skills and other attributes that qualify him or her to serve as a member of the Board. Based on the most recent assessment of the Board’s composition completed in February 2024, the Governance Committee and the Board have determined that, in light of the Company’s current business structure and strategies, the Board has an appropriate mix of Director experiences, skills, qualifications and backgrounds.

Set forth below is a general description of the types of experiences and skills the Governance Committee and the Board believe to be particularly relevant to the Company at this time:

Leadership Experience

Directors who have demonstrated significant leadership experience over an extended period of time, especially current and former executive officers or leaders of significant business units, provide the Company with valuable insights that can only be gained through years of managing complex organizations. These individuals understand both the day-to-day operational responsibilities facing senior management and the role Directors play in overseeing the affairs of large organizations.

International Experience

Given the Company’s global footprint and current focus on growing its presence in emerging markets, Directors with experience in markets outside the United States are critical to the Company’s long-term success.

Innovation and Technology Experience

In light of the important role of innovation and technology to the Company’s businesses, Directors with innovation and technology experience add significant value to the Board.

Financial Experience

Directors with an understanding of accounting, finance and financial reporting processes, particularly as they relate to large, multi-national businesses, are critical to the Company. Accurate financial reporting is a cornerstone of the Company’s success, and Directors with financial expertise help to provide effective oversight of the Company’s financial measures and processes.

A description of the most relevant experiences, skills, attributes and qualifications that qualify each Director candidate to serve as a member of the Board is included in his or her biography.

Diversity

The Board believes that diversity is one of many important considerations in board composition. To ensure the Board is comprised of members with an appropriate mix of characteristics, skills, experiences and backgrounds, the Board has adopted a Board diversity policy, which is set forth in the Board’s Corporate Governance Principles as well as the Governance Committee’s written charter. Pursuant to the diversity policy, the Board is committed to seeking out highly qualified women and minority candidates as well as candidates with diverse backgrounds, experiences and skills as part of each Board search the Company undertakes and ensuring that Board nominees are drawn from a pool that includes diverse candidates, including women and minority candidates.

Currently, the Board includes two female directors: C. I. Haznedar and R.M. O’Mara. Ms. O’Mara joined the Board in June 2023, replacing K. G. Eddy, who retired in August 2023 after reaching the retirement age under the Company’s Corporate Governance Principles.

As noted above, the Governance Committee evaluates the current composition of the Board from time to time to ensure that the Directors reflect a diverse mix of skills, experiences, backgrounds and opinions. Depending on the current composition of the Board, the Governance Committee may weigh certain factors, including those relating to diversity, more or less heavily when evaluating potential Director candidates.

14 2024 Proxy Statement

The Board of Directors

The Board and the Governance Committee believe that the Company’s current Directors, as a group, reflect the diverse mix of skills, experiences, backgrounds and opinions necessary to foster an effective decision-making environment and promote the Company’s culture across the globe. Each of the Company’s current Directors has significant experience working in international environments (including Directors who have lived and worked outside the United States for significant portions of their careers), and Board member experiences cover a wide range of industries.

Service on Other Boards

The Company’s Corporate Governance Principles provide limitations and requirements for Directors’ service on other boards of directors. Independent Directors who are members of the Audit Committee may serve on audit committees of no more than three public companies, including the Board. Non-Executive Directors may serve on the boards of directors of no more than four public companies, including the Board. The Company’s Corporate Governance Principles provide for the Board to make an exception on a case-by-case basis; however, no exceptions have been made for existing Directors. The Governance Committee reviews annually each Director’s time commitments to other companies in determining whether each Director should be nominated to the Board at an upcoming Annual Meeting.

In addition, in the event a Director is invited to serve on another for-profit company’s board of directors, such Director must provide advance notice to the Chairman of the Board and the Chair of the Governance Committee, and the Board must approve the additional time commitment on such Director before the Director may accept the invitation. In considering such approval, the Board takes into consideration the extent to which a Director’s ability to adequately fulfill his or her responsibilities to the Company and the Board may be impaired by service on other boards or committees.

2024 Proxy Statement 15

Proposal 1: Election of Directors

The first proposal to be voted on at the Annual Meeting is the election of nine Directors, each of whom has been recommended for election by the Board. If elected, the Directors will hold office until the next annual meeting of stockholders or until their successors are elected and qualified, subject to the Board’s resignation requirement (as described in more detail below).

The Board recommends that stockholders vote “FOR” the election of each of the following nominees:

•	J. F. Earl,

•	D. C. Everitt,

•	F. N. Grasberger III,

•	C. I. Haznedar,

•	T. M. Laurion,

•	R. M. O’Mara,

•	E. M. Purvis, Jr.,

•	J. S. Quinn, and

•	P. C. Widman.

As discussed above, under the Company’s Restated Certificate of Incorporation, in any uncontested election, each Director nominee must receive the affirmative vote of a majority of the votes cast with respect to his or her election in order to be elected. This is known as a “majority voting standard.” If any Director nominee fails to receive more “for” votes than votes “against” for his or her election, then such Director will be required by the Company’s by-laws to tender his or her resignation to the Board for consideration. The Governance Committee will then review the resignation and recommend to the Board whether to accept or reject it. The Board will act on the Governance Committee’s recommendation and publicly disclose its decision within 90 days following certification of the election results. In the event the Board determines not to accept the Director’s resignation, the Board will also disclose the reasons such resignation was rejected. The Director who tendered his or her resignation will not participate in the Governance Committee’s recommendation or the Board’s decision. If a Director’s resignation is not accepted by the Board, then the Director who tendered that resignation will continue to serve on the Board until the 2025 Annual Meeting of Stockholders and until his or her successor is elected and qualified, or until his or her earlier death, unconditional resignation or removal.

16 2024 Proxy Statement

Proposal 1: Election of Directors

Nominees for Director

All of the following Directors have been recommended for election by the Governance Committee, and the Board has approved all such recommendations. Each of the following nominees for Director has accepted the nomination and has agreed to serve as a Director if elected by the Company’s stockholders.

The information set forth below states the name of each nominee for Director standing for re-election, his or her age (as of March 1, 2024), a listing of present and recent employment positions, the year in which he or she first became a Director of the Company, other directorships held, the nominee’s specific experience, qualifications, attributes or skills that qualify him or her to serve as a Director and the committees of the Board on which the individual serves.

Nominees for Election as Directors with Terms Expiring in 2025

James F. Earl

Director since 2012 Age 67 Committee Memberships: • Audit • MD&C

Background

James F. Earl was appointed as a Director of the Company in July 2012. Mr. Earl previously served as Executive Vice President of GATX Corporation (“GATX”), one of the world’s leading railcar and locomotive leasing companies. Mr. Earl served as an executive with GATX since 1988, as Executive Vice President from 2006 until his retirement on March 1, 2018, and as President of the GATX Rail International business segment and CEO of American Steamship Company (a division of GATX) from 2012 until his retirement on March 1, 2018. Prior to GATX, Mr. Earl held management positions with two railroad companies, Soo Line Railroad and Southern Pacific Transportation Company. He is a past recipient of the Norman W. Seip Award for Industry Excellence in the rail finance industry. Mr. Earl serves on the board of directors of Textainer Group Holdings Ltd., where he is a member of the Audit Committee and Compensation Committee.

Skills and Qualifications

With several decades of senior management experience in the rail industry, Mr. Earl contributes to the Board a sophisticated and informed perspective on one of the Company’s business units. Furthermore, as the retired President of the GATX Rail International business segment, Mr. Earl has gained substantial international business experience, which enhances his contributions to the Board.

2024 Proxy Statement 17

Proposal 1: Election of Directors

David C. Everitt

Director since 2010 Age 71 Committee Memberships: • MD&C • Governance

Background

David C. Everitt was appointed as a Director of the Company in September 2010 and has served as Independent Lead Director since October 22, 2018. Mr. Everitt also served as Non-Executive Chairman of the Company from August 1, 2014 to October 22, 2018 and as Interim President & CEO of the Company from February 28, 2014 to July 30, 2014. Prior to joining the Company, Mr. Everitt served as the former Co-Leader of the Agriculture and Turf division of Deere & Company (the world’s largest manufacturer of agricultural equipment and a major U.S. producer of construction, forestry, and lawn and grounds care equipment), the company’s largest operating group. Mr. Everitt served as President – North America, Asia, Australia, Sub-Saharan and South Africa and Global Tractor and Turf Products from 2009 until his retirement from Deere & Company in September 2012. Prior to that, he had served as President, Agricultural Division – North America, Australia, Asia and Global Tractor and Implement Sourcing since January 2006. Mr. Everitt is a member of the Board of Directors of Allison Transmission, where he serves on the Nominating and Corporate Governance Committee and the Finance Committee, and Brunswick Corporation, where he serves on the Nominating and Corporate Governance Committee and as the Chair of the Human Resources and Compensation Committee. Mr. Everitt previously served on the Board of Directors of Agrium, Inc. until its merger with Potash Corporation, as well as Nutrien Ltd., the successor to such merger, retiring in August 2020. In March 2021, Mr. Everitt joined the Board of Directors of Corteva, Inc., where he serves on the Governance and Compliance Committee and Sustainability, Safety and Innovation Committee.

Skills and Qualifications

Mr. Everitt’s service both as former Non-Executive Chairman and as former Interim President & CEO of the Company provides him with comprehensive knowledge of the various segments of our business and of the critical internal and external challenges facing the Company and the industries in which it operates. His leadership within the Company, as well as his senior leadership roles across various Deere & Company entities, combined with his engineering experience and global expertise, make him a valuable Board contributor.

F. Nicholas Grasberger III

Director since 2014 Age 60 Committee Memberships: • None

Background

F. Nicholas Grasberger, III was appointed as a Director of the Company in April 2014, and has served as Chairman, President and Chief Executive Officer since October 22, 2018. Mr. Grasberger previously served as President and Chief Executive Officer of the Company from August 1, 2014 to October 22, 2018, as Senior Vice President and Chief Financial Officer from April 2013 to November 2014, and as President and Chief Operating Officer from April 2014 to August 2014. Prior to joining Enviri in 2013, Mr. Grasberger served as the Managing Director of the multinational Precision Polymers division of Fenner Plc from March 2011 to April 2013. From April 2009 to November 2009 he served as Executive Vice President and Chief Executive Officer of Armstrong Building Products. From January 2005 to March 2009 he served as Senior Vice President and Chief Financial Officer of Armstrong World Industries, Inc. Prior to his employment with Armstrong, Mr. Grasberger served as Vice President and Chief Financial Officer of Kennametal Inc. and before that as Corporate Treasurer and Director of the corporate planning process at H.J. Heinz Company. He started his career with USX Corporation. In June 2019, Mr. Grasberger joined the board of directors of Louisiana-Pacific Corporation, where he serves as Chair of the Finance and Audit Committee, and on the Executive Committee and Governance and Corporate Responsibility Committee.

Skills and Qualifications

Mr. Grasberger’s day-to-day leadership of Enviri Corporation provides an invaluable contribution to the Company’s Board of Directors. From his previous executive positions with other large public companies serving in accounting, financial and operational roles, Mr. Grasberger brings leadership, vision and extensive business operating, financing and global experience to the Company.

18 2024 Proxy Statement

Proposal 1: Election of Directors

Carolann I. Haznedar

Director since 2018 Age 64 Committee Memberships: • Audit • Governance (Chair)

Background

Carolann I. Haznedar was appointed as a Director of the Company in October 2018. Prior to joining the Company, Ms. Haznedar had a 35-year career with E. I. du Pont de Nemours and Company (DuPont), a global innovator of technology-based materials and solutions, where she was responsible for several Global businesses including Packaging and Industrial Polymers, Engineering Polymers serving the automotive industry, Kevlar® Life Protection and Specialty Fluorochemicals.

Prior to these roles, she held several functional leadership roles with increasing responsibility. She started at DuPont in manufacturing for control systems engineering at one of their largest plants which then expanded to international sites. Prior to DuPont, Ms. Haznedar was on the design team for microprocessor control nav/comm systems at Edo-Aire Corporation, an aviation company. Ms. Haznedar also serves on the Board of Directors for Allison Transmission where she serves as the Chair of the Finance Committee and a member of the Nomination and Governance committee.

Skills and Qualifications

Ms. Haznedar brings strong operational excellence and business leadership to our Board. In addition, her experience in driving growth and innovation, and her deep global experience with lean organizations, identifying and developing talent, combined with her outstanding record of achieving significant profitable growth is a benefit to our Board.

Timothy M. Laurion

Director since 2023 Age 65 Committee Memberships: • Audit • Governance

Background

Timothy M. Laurion was appointed as a Director of the Company in February 2023. Prior to joining the Company, Mr. Laurion retired from his 41 year-long career at Bank of America and predecessor organizations in November 2022 after spending the last several decades covering the Environmental Services industry as Managing Director and Senior Corporate Banker in the bank’s Global Corporate & Investment Banking division. He has particular expertise in the Environmental Services sector having developed and maintained lead bank relationships as a C-suite trusted advisor with most of the nation’s top environmental and waste firms during his decades-long career supporting this industry. He has broad experience with capital markets, acquisition finance, and the bank market having structured over $100 billion of credit facilities across dozens of transactions to support the growth initiatives of the bank’s clients. Mr. Laurion has a BA from Bowdoin College, and an MBA from Suffolk University. He is a Chartered Financial Analyst.

Skills and Qualifications

Mr. Laurion’s career as one of the nation’s leading environmental services bankers brings significant value to the Company and the Board. His extensive experience in this area will assist the Board as the Company completes its transition to an environmental services business. In addition, his background with Bank of America and his financial expertise will provide the Board with significant insight.

2024 Proxy Statement 19

Proposal 1: Election of Directors

Rebecca M. O’Mara

Director since 2023 Age 58 Committee Memberships: • MD&C • Governance

Background

Rebecca M. O’Mara was appointed as a Director of the Company in June 2023. Prior to joining the Company, Ms. O’Mara served at Stanley Black & Decker as President of Stanley Industrial Services, a Fortune 500, world-leading American manufacturer. In this role, she spearheaded the creation of a new business unit that focused on sustainability and services while leveraging artificial intelligence to drive continuous improvement and new sources of revenue. Prior to her time at Stanley Black & Decker, Ms. O’Mara led the successful carve-out of a new Service & Solutions business unit at Grundfos Holdings, the largest pump manufacturer in the world, where the business experienced double-digit growth under her leadership. Before Grundfos, Ms. O’Mara was Vice President at Sullair, LLC (currently a Hitachi company), a private equity owned, industrial air compressor manufacturer. In this role, she created a remanufacturing program and one of the most popular and profitable product offerings in the history of the company. Ms. O’Mara also worked for a series of industrial and manufacturing companies, among them Caterpillar, Fiat Industrial SpA, and AT&T. Throughout her career, Ms. O’Mara has been a champion for diversity and has served as founder/president of Employee Resource Groups at Caterpillar and AT&T. She is a National Hispana Leadership Institute Fellow (1999), a Chicago United Business Leaders of Color Honoree (2019), and a Chicago Maestro Award Recipient (2022). She holds a bachelor’s degree in Finance from the University of Illinois at Chicago, and an Executive MBA from Northwestern University’s Kellogg School of Management

Skills and Qualifications

Ms. O’Mara brings extensive business experience and operational knowledge in the industrial and manufacturing industry to the Board, and her deep knowledge in sustainability and commitment to embracing diversity further enhances her contribution to the Company.

Edgar (Ed) M. Purvis, Jr.

Director since 2018 Age 66 Committee Memberships: • MD&C (Chair) • Governance

Background

Edgar M. Purvis was appointed as a Director of the Company in February 2018. Mr. Purvis previously served as Executive Vice President and Chief Operating Officer of Emerson Electric Co. (“Emerson”) from January 2015 until his retirement in November 2017. Before that, he served as Executive Vice President in the Emerson Climate Technologies division until 2015 when he became Emerson’s Chief Operating Officer. Prior to working for Emerson, Mr. Purvis served in a number of senior management positions with Copeland Corporation from 1983 until it was acquired by Emerson in 1986. Mr. Purvis is a former member of the executive board of the Air-Conditioning, Heating and Refrigeration Institute, holds a bachelor’s degree in mechanical engineering from the University of Tennessee, a master’s degree in mechanical engineering from the University of Michigan – Dearborn, and a master’s degree in business administration from Capital University in Columbus, Ohio.

Skills and Qualifications

During Mr. Purvis’ career at Emerson he was responsible for Emerson’s day-to-day business activities, which included financial reviews, global procurement, logistics, information technology, product development and strategic planning. His experience brings to the Board valuable insight into the operational challenges for a global organization. In addition, Mr. Purvis brings strong business acumen and leadership skills to the Board.

20 2024 Proxy Statement

Proposal 1: Election of Directors

John S. Quinn

Director since 2021 Age 65 Committee Memberships: • MD&C • Audit (Chair)

Background

John S. Quinn was appointed as a Director of the Company in April 2021. Mr. Quinn previously served as executive strategic advisor for LKQ Corporation, a Fortune 500 company and the largest European distributor of aftermarket automotive parts, from 2020 through 2022. From 2015 to 2019, he served as CEO and Managing Director of LKQ Europe. Before that, Mr. Quinn served as Executive Vice President and CFO of LKQ Corporation from 2009 to 2015. Mr. Quinn worked for Casella Waste Industries as SVP, Treasurer and CFO from 2008 to 2009. From 2001 Mr. Quinn served in a variety of roles including CAO and SVP Finance at Allied Waste before the merger with Republic Waste Industries when he continued as SVP Finance through 2008. Prior to joining Allied Waste, he held a number of positions with Waste Management International plc including CAO and Finance Director from 1997 to 2001. He also held a number of financial and operational roles with Waste Management Inc. subsidiaries in Canada from 1987 to 1997. Mr. Quinn was the Chairman of the Board of Directors of Mekonomen AB, a company publicly listed on the Stockholm Stock Exchange, from 2017 to 2021, serving on the Audit, Nomination and Remuneration Committees. Mr. Quinn is a retired CPA.

Skills and Qualifications

Mr. Quinn brings extensive operational experience in the waste and recycling industries to the Board. His knowledge of these industries provides valuable insights as the Company continues to grow and expand in these industries. In addition, his various finance and accounting roles, both as a retired CPA and in his former positions as chief financial officer and chief accounting officer, provides the Board with considerable financial expertise and insight.

Phillip C. Widman

Director since 2014 Age 69 Committee Memberships: • Audit • Governance

Background

Phillip C. Widman was appointed as a Director of the Company in April 2014. Prior to joining the Company, Mr. Widman served as Senior Vice President and CFO of Terex Corporation (a global manufacturer delivering customer-driven solutions for a wide range of commercial applications, including the construction, infrastructure, quarrying, mining, manufacturing, transportation, energy and utility industries). Mr. Widman held this position from 2002 until his retirement in March 2013. Prior to that, he served as Executive Vice President and CFO of Philip Services Corporation (an integrated environmental and industrial service corporation) from 1998 to 2001. Mr. Widman currently serves as a director of Sturm, Ruger & Company, Inc., where he also serves as Chairman of the Risk Oversight Committee, as a member of the Compensation Committee and as a member of the Capital Policy Committee; and V2X, Inc. (formerly Vectrus, Inc.) where he serves on the Audit Committee and as Chairman of the Compensation and Personnel Committee. He served as a member of the Board of Directors and Nominating and Governance Committee, and as Chairman of the Audit Committee, of Lubrizol Corporation from November 2008 until its acquisition by Berkshire Hathaway in September 2011.

Skills and Qualifications

Having served as a CFO for multiple businesses operating in the industrial services and manufacturing markets for more than 15 years, Mr. Widman adds considerable financial expertise, business management skills and operational knowledge to the Board. His membership on other public company boards further enhances his contribution to the Board.

2024 Proxy Statement 21

Meetings and Committees of the Board

Meetings of the Board and Director Attendance at Annual Meeting

The Board held six meetings during the fiscal year ended December 31, 2023. Each Director attended at least 75% of the aggregate number of Board and applicable committee meetings held during 2023.

It is our policy to request that all Board members attend annual stockholder meetings. However, we also recognize that personal attendance by all Directors is not always possible. All Directors that served on the Board at the time of the Annual Meeting of Stockholders in 2023 virtually attended the Annual Meeting of Stockholders in 2023.

Committees of the Board

The Board has established standing Audit, Management Development and Compensation, and Governance committees. Membership in each of these committees, as of March 1, 2024, is shown in the following chart:

Audit	Management Development and Compensation	Governance

John S. Quinn (Chair)	Edgar M. Purvis, Jr. (Chair)	Carolann I. Haznedar (Chair)

James F. Earl	James F. Earl	David C. Everitt

Carolann I. Haznedar	David C. Everitt	Timothy M. Laurion

Timothy M. Laurion	Rebecca M. O’Mara	Rebecca M. O’Mara

Phillip C. Widman	John S. Quinn	Edgar M. Purvis, Jr.

Phillip C. Widman

All Directors listed above, including committee chairs, served on the respective committees listed above for the entire 2023 fiscal year, except as follows:

•	Audit Committee – Mr. Laurion was added on February 25, 2023.

•	MD&C Committee – Mr. Earl moved from the Governance Committee to the MD&C Committee on April 18, 2023, and Ms. O’Mara was added on June 14, 2023.

•	Governance Committee – Mr. Laurion was added on February 25, 2023, and Ms. O’Mara was added on June 14, 2023.

22 2024 Proxy Statement

Meetings and Committees of the Board

The table below identifies the number of meetings held by each committee in 2023, provides a brief description of the duties and responsibilities of each committee, and provides general information regarding the location of each committee’s charter:

Committee	Meetings	Duties & Responsibilities	General Information

Audit	5

•  Oversee financial reporting processes, including meeting with members of management, the external auditors and the internal auditors;

•  Review and approve audit and non-audit services, including responsibility for approving the appointment, compensation, retention, and oversight of the work of the external auditors;

•  Review results of the annual audit;

•  Review adequacy of internal controls;

•  Discuss (with management and the independent auditors) the Company’s guidelines, policies and controls with respect to risk assessments and risk management;

•  Oversee the Company’s ERM framework and the process for identifying, assessing and monitoring key business risks;

•  Oversee (in conjunction with the Governance Committee) the Company’s compliance program;

•  Maintain and oversee procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•  Oversee the Company’s processes and risk management protocols regarding cybersecurity and information technology risks and material cybersecurity incidents;

•  Review and discuss Quarterly Reports on Form 10-Q and Annual Report on Form 10-K prior to filing with the Securities and Exchange Commission (the “SEC”); and

•  Review and discuss Quarterly Earnings Releases prior to their release.

•  Established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Exchange Act Rule 10A-3

•  Copy of the Audit Committee charter can be viewed at the Corporate Governance section of our website at https://www.enviri.com/ corporate-governance

•  See “Report of the Audit Committee”

MD&C	5

•  Establish and review the Company’s overall executive compensation philosophy, structure and operation to ensure they do not encourage excessive risk taking;

•  Review and approve goals and objectives relevant to executive officer compensation and evaluate performance relative to established goals and objectives;

•  Evaluate and approve (or recommend that the Board approve) compensation grants to executive officers under annual and incentive compensation plans, including equity-based compensation, and other executive benefits of executive officers;

•  Administer the Company’s clawback policy in the event of a material financial restatement;

•  Review incentive compensation plans and equity- based compensation plans; and

•  Oversee and approve the executive officer assessment, development and succession planning process for the Company.

•  Established in accordance with Exchange Act Rule 10C-1

•  Copy of the MD&C Committee charter can be viewed at the Corporate Governance section of our website at https://www.enviri.com/ corporate-governance

•  See “Compensation Committee Report”

2024 Proxy Statement 23

Meetings and Committees of the Board

Committee	Meetings	Duties & Responsibilities	General Information

Governance	5

•  Establish criteria for the selection of new Directors to serve on the Board;

•  Oversee the Company’s ESG strategy;

•  Identify individuals qualified as candidates to serve on the Board and recommend Director candidates for election to the Board;

•  Consider matters relating to the retirement of Board members, including term limits or age caps;

•  Review matters relating to Director and Director nominee independence;

•  Review and make recommendations to the Board regarding Board and committee size and composition;

•  Oversee the evaluation of the Board and each of its committees;

•  Make recommendations to the Board regarding non-employee Director compensation, including equity compensation;

•  Oversee the Company’s corporate governance program and Corporate Governance Principles;

•  Oversee (in conjunction with Audit Committee) the Company’s compliance program;

•  Oversee the delegation of risks identified in the ERM framework to the Board and its committees; and

•  Oversee the chief executive officer assessment, development and succession planning process and provide input on assessment to MD&C for compensation decisions.

•  Copy of the Governance Committee charter can be viewed at the Corporate Governance section of our website at https://www.enviri.com/ corporate-governance

•  Additional details regarding the role of the Governance Committee can be found in the section entitled “Nominations of Directors”

24 2024 Proxy Statement

Corporate Governance

We have a long-standing commitment to good corporate governance practices. These practices come in many different forms and apply at all levels of our organization. They provide the Board and our senior management with a framework that defines responsibilities, sets high standards of professional and personal conduct and promotes compliance with our various financial, ethical, legal and other obligations and responsibilities.

Corporate Governance Principles

The Board has adopted Corporate Governance Principles that, along with the charters of the Board committees, provide the framework for our Board’s operation and governance. The Governance Committee is responsible for overseeing and reviewing our Corporate Governance Principles at least annually and recommending any proposed changes to the Board for approval. The Corporate Governance Principles are available on our website at https://www.enviri.com/corporate-governance in the Corporate Governance section.

Code of Conduct

We have adopted a Code of Conduct applicable to our Directors, officers and employees worldwide. The Code of Conduct is issued in booklet form and an online training program facilitates new employee orientation and individual refresher training. Our Code of Conduct is produced in over 20 languages. The Code of Conduct, including amendments thereto or waivers thereof granted to a Director or executive officer, if any, can be viewed on our website at https://www.enviri.com/corporate-governance in the Corporate Governance section.

Stockholder and Interested Party Communications with Directors

The Board has established a formal process for stockholders and interested parties to communicate directly with the Lead Director, the non-management Directors or with any individual member of the Board. Stockholders and interested parties may contact any member of the Board by writing to the specific Board member in care of our Corporate Secretary at our Corporate Headquarters (Two Logan Square, 100-120 North 18th Street, 17th Floor, Philadelphia, PA 19103). Our Corporate Secretary will forward any such correspondence to the applicable Board member; provided, however, that any such correspondence that is considered by our Corporate Secretary to be improper for submission to the intended recipients will not be provided to such Directors. In addition, Board members, including the Lead Director, can be contacted by e-mail at BoardofDirectors@enviri.com.

Director Independence

The Board has affirmatively determined that the following eight Directors are independent pursuant to the applicable independence requirements set forth in the NYSE Rules and by the SEC because they either have no relationship with the Company (other than as a Director and stockholder) or because any relationship they have with the Company is immaterial: Messrs. Earl, Everitt, Laurion, Purvis, Quinn and Widman, and Mses. Haznedar and O’Mara. In making these independence determinations, the Board, in consultation with the Governance Committee, reviewed the direct and indirect relationships between each Director and the Company and its subsidiaries, as well as the compensation and other payments each Director received from or made to the Company and its subsidiaries.

Nominations of Directors

The Governance Committee is responsible for overseeing the selection of qualified nominees to serve as members of the Board. Consistent with the Board diversity policy, in administering its oversight responsibilities, the Governance Committee is committed to seeking out highly qualified women and minority candidates as well as candidates with diverse backgrounds, experiences and skills as part of each Board search the Company undertakes, and to ensuring that Board nominees are drawn

2024 Proxy Statement 25

Corporate Governance

from a pool that includes diverse candidates, including women and minority candidates. Beyond those specific parameters, the Governance Committee has not adopted formal selection procedures, but instead utilizes general guidelines that allow it to adjust the selection process to best satisfy the objectives established for any Director search. The Governance Committee considers Director candidates recommended by any reasonable source, including current Directors, management and stockholders. In the case of Mr. Laurion and Ms. O’Mara, the Governance Committee engaged a search firm to identify potential Director candidates.

Pursuant to its charter, the Governance Committee has the authority to retain search firms to assist it in identifying candidates to serve as Directors and to approve the fees and other retention terms of any such firms. The Governance Committee evaluates all Director candidates in the same manner, regardless of the source of the recommendation of such Director candidate.

The Governance Committee will consider recommendations for Director candidates from stockholders if such recommendations are submitted in writing to:

Corporate Secretary

Enviri Corporation

Two Logan Square

100-120 North 18th Street

17th Floor

Philadelphia, PA 19103

Any such written recommendation from stockholders must set forth the following information:

•

The full legal name, address and telephone number of the stockholder recommending the Director candidate for consideration and whether that stockholder is acting on behalf of or in concert with other beneficial owners, and, if so, the same information with respect to them;

•

The number of shares held by the recommending stockholder as of a recent date and how long such shares have been held, or, if such shares are held in street name, reasonable evidence satisfactory to the Governance Committee of such stockholder’s ownership of such shares as of a recent date;

•	The full legal name, address and telephone number of the proposed nominee for Director;

•

A reasonably detailed description of the proposed nominee’s background, experience and qualifications, financial literacy and expertise, as well as any other information required to be disclosed in the solicitation of proxies for election of Directors pursuant to the rules of the SEC, and the reasons why, in the opinion of the recommending stockholder, the proposed nominee is qualified and suited to be one of our Directors;

•	Disclosure of any direct or indirect relationship (or arrangements or understandings) between the recommending stockholder and the proposed nominee (or any of their respective affiliates);

•

Disclosure of any direct or indirect relationship between the proposed nominee and the Company, any of our employees or Directors, any beneficial owner of more than 5% of our common stock, or any of their respective affiliates;

•

Disclosure of any direct or indirect interest that the recommending stockholder or proposed nominee may have with respect to any pending or potential proposal or other matter to be considered at this Annual Meeting or any subsequent meeting of our stockholders; and

•

A written, signed and notarized acknowledgement from the proposed nominee consenting to such recommendation by the recommending stockholder, confirming that he or she will serve as a Director, if so elected, and consenting to our undertaking of an investigation into his or her background, experience and qualifications, any direct or indirect relationship with the recommending stockholder, the Company, our Directors or management or 5% stockholders, or interests in proposals or matters, and any other matter reasonably deemed relevant by the Governance Committee to its consideration of such person as a potential Director candidate.

26 2024 Proxy Statement

Corporate Governance

On October 19, 2022, in connection with the effectiveness of new SEC rules regarding universal proxy cards, certain recent changes to the Delaware General Corporation Law, and a periodic review of the by-laws by the Company, the Board of Directors adopted amended and restated by-laws. Among other things, the amendments effected enhanced procedural mechanics and disclosure requirements in connection with stockholder nominations of directors, including requiring additional disclosures, addressing matters relating to Rule 14a-19 under the Exchange Act, and requiring that proposed nominees make themselves available for and submit to interviews by the Board or any Board committee within 10 days following the date of any reasonable request by the Board or any Board committee. The Governance Committee believes that these procedural requirements are intended solely to ensure that it has a sufficient basis on which to assess potential Director candidates and are not intended to discourage or interfere with appropriate stockholder nominations. The Governance Committee does not believe that any such requirements subject any stockholder or proposed nominee to any unreasonable burden.

The Governance Committee and the Board reserve the right to change the above procedural requirements from time to time and/or to waive some or all of the foregoing requirements with respect to certain nominees, but any such waiver shall not preclude the Governance Committee from insisting upon compliance with any and all of the above requirements by any other recommending stockholder or proposed nominees.

2024 Proxy Statement 27

Non-Employee Director Compensation

The general policy of our Board is that compensation for non-employee Directors should be competitive with similarly situated companies and should be comprised of a mix of cash and equity. Our Governance Committee annually reviews market data regarding comparable director compensation programs. This data is prepared by management and the independent compensation consultant utilizing several broad board compensation studies completed within one year of the Governance Committee’s review.

The compensation structure for non-employee Directors for 2023 was as follows:

Compensation Element	Current Program Value

Annual Retainer:	$75,000

Lead Director Retainer (Annual):(1)	$35,000

Audit Committee Chair Retainer (Annual):(2)	$17,500

Audit Committee Member Retainer (Annual):	$10,000

MD&C Committee Chair Retainer (Annual):(2)	$17,500

MD&C Committee Member Retainer (Annual):	$10,000

Governance Committee Chair Retainer (Annual):(2)	$17,500

Governance Committee Member Retainer (Annual):	$10,000

Board and Committee Meeting Fee (Per Meeting):	(3)

Other Meetings (Per Meeting):	(3)

Telephonic Board Meeting Fee (Per Meeting):	(3)

Telephonic Committee Meeting Fee (Per Meeting):	(3)

Restricted Stock Unit Grant Value (Annual):	$125,000

Plan Participation:	Deferred Compensation Plan
(1)	The Lead Director retainer is paid in addition to the annual retainer.
(2)	Committee chair retainers are paid in lieu of, not in addition to, committee member retainers.
(3)

For each Board or applicable committee meeting held in a given year in excess of twice the number of regularly scheduled meetings established at the beginning of such year, the non-employee Directors will receive a per meeting fee equal to $1,500 (for in-person/telephonic Board meetings and in-person committee meetings) or $750 (for telephonic committee meetings).

In addition to the above-listed compensation, Directors are reimbursed for reasonable travel expenses related to attendance at Board or committee meetings.

Our Board has instituted a stockholding requirement for Board members equal to five times the annual retainer. Board members have five years from the date they join the Board to comply with this requirement. Vested and unvested RSUs, as well as phantom shares acquired through deferral of Director fees (as described below), are included for purposes of determining compliance with Director stockholding requirements. On December 31, 2023, all of our non-employee Directors who had served for at least five years were in compliance with Director stockholding requirements.

Beginning in 2016, RSUs are granted under the 2016 Non-Employee Directors’ Long-Term Equity Compensation Plan (the “Director Plan”). Each RSU under the Director Plan vests at the close of business on the earlier of (i) the first anniversary of the grant date or (ii) the annual meeting of stockholders in the year immediately following the year of grant, subject to accelerated vesting in full if service as a Director terminates due to death, disability or under a mandatory retirement policy, and subject to pro rata vesting in the event of termination of service in other circumstances. Each RSU will be settled by issuance of a share of our common stock. Dividend equivalents on the RSUs are not paid prior to vesting, but are settled thereafter.

28 2024 Proxy Statement

Non-Employee Director Compensation

The Deferred Compensation Plan for Non-Employee Directors allows each non-employee Director to defer all or a portion of his or her Director compensation, including RSU grant, until some future date selected by the Director. Pursuant to the Director’s election, the accumulated deferred compensation is held in either an interest-bearing account or a Company phantom share account. The interest-bearing deferred account accumulates notional interest on the account balance at a rate equal to the five-year United States Treasury Note yield rate in effect from time to time. Contributions to the phantom share account are recorded as notional shares of the Company’s Common Stock. Deferred amounts are credited to the Director’s account quarterly on the 15th of February, May, August and November. The number of phantom shares recorded is equal to the number of shares of Common Stock that the deferred compensation would have purchased at the market price of the stock on the day the account is credited. Dividend equivalents are earned on the phantom shares and are credited to the account as additional phantom shares. All phantom shares are non-voting and payments out of the account are made solely in cash, based upon the market price of the Common Stock on the date of payment selected by the Director. Under certain circumstances, the accounts may be paid out early upon termination of directorship following a change in control.

Directors who are actively employed by us receive no additional compensation for serving as Directors, and we do not pay consulting or professional service fees to Directors.

2023 Director Compensation

The table below details the compensation earned by our non-employee Directors for 2023:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)

James F. Earl	$94,992	$124,996	$219,988

Kathy G. Eddy*	$58,987	$124,996	$183,983

David C. Everitt	$129,996	$124,996	$254,992

Carolann I. Haznedar	$102,492	$124,996	$227,488

Timothy M. Laurion	$80,290	$124,996	$205,286

Rebecca M. O’Mara	$51,982	$104,117	$156,099

Mario Longhi*	$14,418	$0	$14,418

Edgar M. Purvis, Jr.	$102,492	$124,996	$227,488

John S. Quinn	$102,492	$124,996	$227,488

Phillip C. Widman	$94,992	$124,996	$219,988

*	Ms. Eddy resigned from the Board on August 14, 2023. Mr. Longhi resigned from the Board on February 23, 2023.

(1)	Includes fees associated with chairing or sitting on a Board committee as well as fees relating to Board and committee meetings.
(2)

The amounts shown in this column represent the aggregate grant date fair value of the RSUs granted to each non-employee Director in 2023, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718. Each non-employee Director except for Ms. O’Mara was granted 13,426 RSUs on May 9, 2023 and the RSUs are expected to vest on April 18, 2024. Ms. O’Mara was granted 13,575 RSUs on August 7, 2023 and the RSUs are expected to vest on April 18, 2024. The information in this column does not reflect an estimate for forfeitures, and none of these awards has been forfeited as of February 23, 2024. See Note 14, “Stock-Based Compensation” to Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2023 for a discussion of the assumptions used to calculate share-based compensation expense under FASB ASC Topic 718.

As of December 31, 2023, non-employee Directors held the following RSUs and deferred equity awards: Mr. Earl, 13,426; Mr. Everitt, 74,094; Ms. Haznedar, 51,555; Mr. Laurion, 13,426; Ms. O’Mara, 13,575; Mr. Purvis, 13,426; Mr. Quinn 29,350; and Mr. Widman, 24,637.

2024 Proxy Statement 29

Share Ownership of Directors, Management

and Certain Beneficial Owners

The following table sets forth information with respect to the beneficial ownership of our outstanding voting securities, stock options and other stock equivalents by: (1) our Chairman, President & CEO, our CFO, and the other three current executive officers named in the 2023 Summary Compensation Table, whom we refer to collectively as our NEOs; (2) each Director and Director candidate; (3) all current Directors and executive officers as a group; and (4) certain beneficial owners of more than 5% of our Common Stock. All of our outstanding voting securities are Common Stock.

Beneficial ownership information in the table is as of February 23, 2024, except the number of shares beneficially owned by beneficial owners of more than 5% of the Common Stock which is as of the dates stated in footnotes (3), (4), (5) and (6) to the table (percentages are calculated assuming continued beneficial ownership at February 23, 2024).

	Number of Shares Beneficially Owned(1)	Percent of Class	Number of Other Stock Equivalents(2)

Named Executive Officers

F. N. Grasberger III	848,286	1.0%	644,331

T. G. Vadaketh	0	*	254,237

J. O. Kozak	10,230	*	70,152

R. C. Hochman	75,230	*	133,814

J. A. Beswick	0	*	107,101

Directors and Director Candidates who are not Named Executive Officers

J. F. Earl	81,209	*	—

D. C. Everitt	84,807	*	40,702

C. I. Haznedar	13,391	*	50,608

T. M. Laurion	13,426	*	—

R. M. O’Mara	13,575	*	—

E. M. Purvis, Jr.	67,591	*	—

J. S. Quinn	21,730	*	13,426

P. C. Widman	106,209	*	11,211

All current Directors and executive officers as a group (13 persons in total, including those listed above)	1,336,910	1.7%	1,324,356

More than 5% Beneficial Owners

BlackRock, Inc.(3) East 52nd Street New York, NY 10055	14,705,653	18.40%	—

The Vanguard Group, Inc.(4) 100 Vanguard Blvd. Malvern, PA 19355	7,614,524	9.54%	—

Barrow Hanley Global Investors(5) 2200 Ross Avenue 31st Floor Dallas, TX 75201	5,312,351	6.65%	—

Neuberger Berman Group LLC(6) 1290 Avenue of the Americas New York, NY 10104	4,094,944	5.13%	—

*	Less than 1%.

30 2024 Proxy Statement

Share Ownership of Directors, Management and Certain Beneficial Owners

(1)

Includes securities that are exercisable, or vest, within 60 days. For each Director, includes RSUs which have vested and RSUs that will vest within 60 days. Includes only vested SARs that were “in the money” as of February 23, 2024.

(2)

Includes, for executive officers, unvested RSUs, PSUs (stated at target), and SARs (stated on a gross basis). In addition, Messrs. Everitt and Quinn and Ms. Haznedar elected to defer a portion of their Director fees in the forms of credits for non-voting phantom shares under the terms of our Deferred Compensation Plan for Non-Employee Directors. These phantom shares are included as stock equivalents. They will ultimately be paid out in cash based upon the value of the shares at the time of payout. While unvested awards and phantom shares included in this column may not be voted or transferred, we have included them in the table as they represent an economic interest in our common stock that is subject to the same market risk as ownership of actual shares of our common stock.

(3)

The information for BlackRock, Inc. is derived from a Schedule 13G/A filing by such entity with the SEC on January 19, 2024. Based on its filings with the SEC, BlackRock, Inc. has sole voting power over 14,541,927 shares of our common stock and sole dispositive power over 14,705,653 shares of our common stock.

(4)

The information for The Vanguard Group, Inc. is derived from a Schedule 13G/A filing by such entity with the SEC on February 13, 2024. Based on its filings with the SEC, The Vanguard Group, Inc. has shared voting power over 89,832 shares of our common stock, sole dispositive power over 7,450,515 shares of our common stock and shared dispositive power over 164,009 shares of our common stock.

(5)

The information for Barrow Hanley Global Investors is derived from a Schedule 13G filing by such entity with the SEC on February 13, 2024. Based on its filings with the SEC, Barrow Hanley Global Investors has sole voting power over 5,276,297 shares of our common stock, shared voting power over 36,054 shares of our common stock and sole dispositive power over 5,312,351 shares of our common stock.

(6)

The information for Neuberger Berman Group LLC is derived from a Schedule 13G filing by such entity with the SEC on February 12, 2024. Based on its filings with the SEC, Neuberger Berman Group LLC has shared voting power over 3,343,827 shares of our common stock and shared dispositive power over 4,094,944 shares of our common stock.

Except as otherwise stated, each individual or entity has sole voting and investment power over the shares set forth opposite his, her or its name. Other than Mr. Grasberger, none of the Directors, Director candidates or executive officers individually beneficially owned more than 1% of our Common Stock.

2024 Proxy Statement 31

Report of the Audit Committee

The Audit Committee is currently composed of five Directors, each of whom is considered independent under the rules of the NYSE and the SEC. The Board has determined that each of Messrs. Laurion, Quinn and Widman qualifies as an “audit committee financial expert” as that term is defined under the rules promulgated by the SEC.

The Audit Committee operates pursuant to a written charter that complies with the guidelines established by the NYSE.

The Audit Committee is responsible for monitoring our financial reporting processes and system of internal controls, supervising our internal auditors and overseeing the independence and performance of the independent auditors. In carrying out these responsibilities, the Audit Committee meets with our internal auditors and our independent auditors to review the overall scope and plans for their respective audits of our financial statements. The Audit Committee also meets privately (and in separate meetings) with members of management, our independent auditors and our internal auditors following each Audit Committee meeting and as may otherwise be needed. The Audit Committee meets with management and with the independent auditors each quarter to review and discuss our Annual Report on Form 10-K and quarterly reports on Form 10-Q prior to their being filed with the SEC, and meets with management and our independent auditors to review and discuss our quarterly earnings prior to their release.

The Audit Committee’s responsibility is to monitor and oversee the audit and financial reporting processes. However, the members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management, and the report issued by the independent registered public accounting firm. While the Audit Committee and the Board monitor our financial record keeping and controls, management is ultimately responsible for our financial reporting process, including our system of internal controls, disclosure control procedures and the preparation of the financial statements. The independent auditors support the financial reporting process by performing an audit of our financial statements and issuing a report thereon.

The Audit Committee has reviewed and discussed with management and the independent auditors the audited consolidated financial statements for the year ended December 31, 2023 and related periods. These discussions focused on the quality, not just the acceptability, of the accounting principles used by us, key accounting policies followed in the preparation of the financial statements and the reasonableness of significant judgments made by management in the preparation of the financial statements and alternatives that may be available.

In addition, the Audit Committee has discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, including the quality of our accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee has also received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence and has discussed with the independent auditors the independent auditors’ independence.

Based on the review and discussions referred to above, the Audit Committee’s review of the representations of management and the report of the independent auditors, the Audit Committee recommended to the Board that the audited financial statements be included (and the Board approved such inclusion) in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.

SUBMITTED BY THE AUDIT COMMITTEE:

J. S. Quinn, Chair

J. F. Earl

C. I. Haznedar

T. M. Laurion

P. C. Widman

32 2024 Proxy Statement

Fees Billed by the Independent Auditors

for Audit and Non-Audit Services

The following table sets forth the amount of audit fees, audit-related fees, tax fees and all other fees billed or expected to be billed by PricewaterhouseCoopers LLP, our principal auditor for the years ended December 31, 2023 and December 31, 2022.

	2023	2022

Audit Fees(1)	$4,681,700	$5,245,000

Audit-Related Fees(2)	$6,460	$—

Tax Fees(3)	$65,000	$372,714

All Other Fees(4)	$7,900	$23,000

Total Fees	$4,761,060	$5,640,714
(1)

The 2023 and 2022 figures include fees related to the integrated audit of the consolidated financial statements and internal controls over financial reporting as well as statutory audits and quarterly reviews.

(2)	The 2023 figure includes fees related to agreed-upon procedures.

(3)	The 2023 and 2022 figures include fees related to income tax services other than those directly related to the audit of the income tax accrual, such as tax compliance and tax planning initiatives.

(4)	The 2023 and 2022 figure includes fees related primarily to licensing fees for software products.

The Audit Committee has considered the possible effect of non-audit services on the auditors’ independence and pre-approved the type of non-audit services that were rendered. The Audit Committee has adopted a policy authorizing the pre-approval of certain audit, non-audit and tax services (and related fees) to be provided by the independent auditors. The services to be provided are to be reviewed with the Audit Committee and approval is given for a specific dollar amount and for a period of not greater than 12 months. Services that are not pre-approved in this manner must be pre-approved on a case-by-case basis throughout the year. Additionally, if the pre-approved fee is exceeded, the Audit Committee must be advised of such overruns. In making its decision regarding the approval of services, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence, whether the independent auditor is best positioned to provide such services and whether the services might enhance the Company’s ability to manage or control risk or improve audit quality. No services were provided during the last two fiscal years pursuant to the de minimis safe harbor exception from the pre-approval requirements.

All of the fees included in the table above were pre-approved by the Audit Committee.

2024 Proxy Statement 33

Proposal 2: Ratification of Appointment of Independent Auditors

The Audit Committee has appointed PricewaterhouseCoopers LLP as independent auditors to audit our financial statements for the fiscal year ending December 31, 2024. Although not required to do so, the Board has determined to submit the Audit Committee’s appointment of PricewaterhouseCoopers LLP as our independent auditors to stockholders for ratification as a matter of good corporate governance. In the absence of contrary direction from stockholders, all proxies that are submitted will be voted in favor of the ratification of the Audit Committee’s appointment of PricewaterhouseCoopers LLP as our independent auditors.

If this proposal is not ratified by at least a majority of the shares of our outstanding common stock present in person or by proxy and entitled to vote on matters at the Annual Meeting, the appointment of the independent auditors will be reevaluated by the Audit Committee. Due to the difficulty and expense of making any substitution of auditors, it is unlikely that their appointment for the audit of the financial statements for the fiscal year ending December 31, 2024 would be changed. However, the Audit Committee may review whether to seek new independent auditors for the fiscal year ending December 31, 2025.

A representative of PricewaterhouseCoopers LLP will attend the Annual Meeting, with the opportunity to make a statement and answer questions of stockholders.

Required Vote: The ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors will be approved if it receives the approval of at least a majority of the shares represented at the Annual Meeting.

The Board recommends that stockholders vote “FOR” the ratification of the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2024.

34 2024 Proxy Statement

Compensation Discussion & Analysis

INTRODUCTION

In this Compensation Discussion & Analysis (“CD&A”), we review the objectives and elements of Enviri’s executive compensation program and discuss the 2023 compensation earned by our NEOs. Pursuant to the disclosure requirements contained in the SEC rules, our NEOs for fiscal 2023, consisting of five current NEOs and two former executives, are listed below.

EXECUTIVE SUMMARY

Enviri Today

On June 19, 2023, Harsco Corporation officially changed its name to Enviri Corporation to better reflect the Company’s multi-year transformation into a single-thesis environmental solutions company that provides services to manage, recycle and beneficially reuse waste and byproduct materials across many industries. The Company’s mission is to be a global leader in environmental solutions, as we believe that it is our responsibility to treat industrial and specialty waste sustainably. Today, Enviri is a market-leading, global provider of environmental solutions for industrial and specialty waste streams. Its two reportable business segments are Harsco Environmental and Clean Earth.

After several years of targeted organic investments and strategic mergers and acquisitions, Enviri is an organization with more than 150 operating sites around the world. With a streamlined portfolio of businesses and mitigated business cyclicality, Enviri is pursuing innovation initiatives that are focused on decarbonization, energy efficiency and enhanced resource recovery technologies to deliver the highest quality environmental management. The Company’s key focus is to capitalize on the operational and financial efficiencies at Harsco Environmental and in Clean Earth to drive strong cash flow and create long-term stockholder value.

Our Leadership

Enviri is led by a strong and dedicated senior management team. Their broad executive leadership experience exemplifies Enviri’s global outlook and commitment to diversified activities. This Compensation Discussion & Analysis (“CD&A”), reviews the objectives and elements of Enviri’s executive compensation program and discusses the 2023 compensation earned by our NEOs listed below:

F. Nicholas Grasberger III Chairman, President & Chief Executive Officer	Tom G. Vadaketh (1) Senior Vice President & Chief Financial Officer (“CFO”)

Russell C. Hochman Senior Vice President and General Counsel, Chief Compliance Officer & Corporate Secretary	Jeffrey A. Beswick (2) Senior Vice President & Group President, Clean Earth

Jennifer O. Kozak Senior Vice President & Chief Human Resources Officer (“CHRO”)
(1)	Mr. Vadaketh was hired as Senior Vice President & Chief Financial Officer on October 16, 2023.
(2)	Mr. Beswick was hired as Senior Vice President & Group President, Clean Earth on May 1, 2023.

Our NEO list also includes the following individuals who are no longer employed by the Company:

Former Executives	Former Role

A. Russell Mitchell (1)	Former Vice President & Chief Operating Officer, Harsco Environmental

Peter F. Minan (2)	Former Interim Senior Vice President & Chief Financial Officer
(1)	Mr. Mitchell’s separation date was effective September 1, 2023.
(2)	Mr. Minan’s special assignment ended effective November 3, 2023.

2024 Proxy Statement 35

Compensation Discussion & Analysis

Our 2023 Business Overview

In 2023, Enviri delivered strong results, with Harsco Environmental (“HE”) and Clean Earth (“CE”) realizing meaningful year-on-year earnings growth driven by solid execution across the Company. Our adjusted EBITDA margin was the highest since 2019, reflecting strong operational and cost performance, successful improvement and growth initiatives, and the continued recognition of our value-proposition by customers. We also made further progress on our ongoing objective to reduce leverage, supported by healthy cash flow generated by Harsco Environmental and Clean Earth. Following is a summary of our key business priorities and our notable achievements for the fiscal year:

Key Business Priorities

•  Achieve strong financial results while strengthening free cash flow generation.

•  Significantly improve capital structure.

•  Further expand our capabilities to provide sustainable environmental solutions to our customers.

•  Launch Enviri Values and continue to advance ESG initiatives.

Notable Financial & Operational Achievements

•  Generated revenues of $2.1 billion, a 10% increase compared with the prior year.

•  Increased free cash flow from the Company’s two operating segments by 223% percent compared with 2022.

•  Increased operating income of $111.0 million compared to operating loss of ($57.3) million in 2022.

•  Implemented our new Belonging Program, demonstrating our organization-wide commitment to fostering a diverse, collaborative, and inclusive workplace.

•  Enviri’s total recordable incident rate (“TRIR”) was 0.81 because of our strong commitment to foster our visible safety culture.

Key Business Priorities
• Achieve strong increases in revenues and earnings. • Increase proportion of mill services that provide environmental benefits to steel customers. • Grow ecoproducts™ businesses.
Notable Financial & Operational Achievements

•  Increased revenues to $1.14 billion, representing an increase of 7.5% compared with 2022.

•  Brought to market Magsort, a new crushing technology enabling enhanced metal recovery.

•  Increased ecoproducts™ sales (the re-use of byproducts or waste) by 11%.

•  Finalized approximately 22 renewals and new growth contracts with estimated revenues of about $500 million over the life of these contracts, while adhering to strict contract underwriting practices.

Key Business Priorities

•  Achieve strong increases in revenues and earnings.

•  Advance key technology initiatives and partnerships for the treatment of per-and polyfluoralkyl substances (“PFAS”), positioning the Company to benefit as related spending accelerates.

•  Build out operating systems to integrate the business into a single network.

•  Add treatment capabilities at existing transfer, storage, and disposal facilities.

Notable Financial & Operational Achievements

•  Increased revenues to $928 million, representing an increase of 12% compared with 2022.

•  Processed over 691 million pounds of hazardous and nonhazardous waste, 3.4 million tons of contaminated soil, and 700 million pounds of materials recycled or reused.

•  Introduced ReSolve, a new program focusing on PFAS remediation and management.

•  Completed numerous continuous improvement projects that materially enhanced and streamlined core operating, billing and logistics systems.

•  Diverted waste from landfills and incinerators by recycling or beneficially re-using more than 90% of processed material.

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Compensation Discussion & Analysis

Advancing our ESG Initiatives

The Company’s mission is to be a global leader in environmental solutions. In 2023, our ESG initiatives continued to further our mission and position us as an ESG leader.

Our Values guide our employees’ behaviors and decisions. Our Code of Conduct equips every Enviri employee with the tools, training, and guidance to do the right things the right way.

In 2023, Clean Earth materially improved its TRIR results and Harsco Environmental also continued to deliver best in class TRIR results. We attribute these safety outcomes to our Visible Felt Leadership program — a leadership model that drives senior management to demonstrate visible and genuine caring and concern for the overall well-being of our employees.

Our global Belonging and Inclusion Council, co-chaired by our CEO and CHRO, expanded to include 16 cross-functional leaders from our business units. Our Council’s goals include continuing to foster a workplace culture where our people are treated fairly and with respect, feel valued, are fully involved, and have a strong sense of belonging. We recognize and celebrate that every individual has a unique contribution to make. In 2023, we signed the PwC CEO Call to Action demonstrating our commitment to diversity, inclusion and fostering belonging.

Enviri Women, our employee resource group that promotes the advancement of women across all Enviri through personal and professional development, mentorship, and empowerment, continued its efforts. This year, this program expanded to over 11 chapters inclusive of LATAM, China, South Africa, several chapters in Europe as well as India and the US. In addition, Enviri Women sponsored a mentorship program which successfully paired mentees with seasoned mentors.

We established our second employee resource group, called VetNet. VetNet’s purpose is to create a community that embraces active-duty service members, veterans, and others who support our veterans.

With Philadelphia being our new home, we launched Thrive—our new philanthropic program designed to help improve lives within the Greater-Philadelphia community.

Rail Divestiture

The Rail business unit is classified and reported as discontinued operations in the Company’s audited consolidated financial statements for the year ended December 31, 2023. Rail is a non-core business with a unique asset base and a positive long-term outlook, and the Company remains committed to selling this business on a disciplined basis.

Our 2023 Compensation Highlights

Our executive compensation program’s primary objective is aligning our executives’ pay with the interests of our stockholders. The program is also designed to reward short- and long-term financial, strategic and operational business results, while facilitating the Company’s need to attract, motivate, develop and retain highly qualified executives who are critical to our long-term success.

Advisory Vote on Named Executive Officer Compensation

At our 2023 Annual Meeting, approximately 98% of the votes cast were in support of our executive compensation proposal. The Board and the MD&C Committee viewed this strong support as an indicator of a general approval of our approach to executive compensation.

We continue to engage our stockholders on various issues through ongoing stockholder engagement. During these engagement meetings, stockholders have an opportunity to provide feedback on a variety of topics, including executive compensation. Additionally, the Company’s outreach via investor conferences, roadshows, and other means has increased and we have received strong favorable support from our stockholders over the past few years. The MD&C Committee will continue to consider stockholders’ viewpoints in the development and approval of all compensation policies and practices at Enviri.

2024 Proxy Statement 37

Compensation Discussion & Analysis

KEY COMPENSATION DECISIONS & RESULTS	Target Total Direct Compensation

•  Base salary increases effective January 1, 2023 ranged between 4% and 10%.

•  There were no changes to Annual Incentive Plan (“AIP”) or Long-Term Incentive Plan (“LTIP”) target award opportunities for the current NEOs.

AIP Design and Payouts
• The MD&C Committee eliminated the use of a performance modifier and streamlined its approach to determining AIP awards using a new, balanced scorecard focused on two key areas: financial goals
(80%) and non-financial goals (20%).

•  Preset non-financial goals are based on strategic efforts (10%) and ESG objectives (10%).

•  Based on the Company’s financial and non-financial performance against the pre-determined measures under the AIP, awards ranged between 100% and 180.6% of target opportunity.

For further details, please refer to the “AIP Performance Metrics and Payouts” section below.

LTIP Payouts (PSUs) for the 2021-2023 Performance Period
• Enviri’s Total Stockholder Return (“TSR”) performance relative to the S&P 600 Industrial Index was the
5th percentile.

•  As a result, the NEOs earned 0% of the PSUs granted in 2021.

For further details, please refer to the “A Closer Look at the LTIP Components” section below.

Discussion of Chief Executive Officer Pay

We believe our executive compensation program strikes an appropriate balance between our ability to attract, motivate, develop, and retain highly qualified leaders and help to ensure our executives’ interests are parallel with the long-term interests of our stockholders.

The MD&C Committee looks at CEO compensation through various lenses to ensure that it is setting appropriate and competitive total target compensation opportunities and approving actual compensation outcomes that are aligned with actual performance results and stockholder expectations.

Target vs. Realized Pay

The CEO’s total compensation package is initially targeted at or near the median (50th percentile) of market data for executives in similar positions. An emphasis is placed on variable pay at risk, which enables the compensation structure to deliver pay above or below target depending on performance. Total target compensation opportunities are set by the MD&C Committee at the beginning of each performance period and are intended to be forward looking. A significant portion of executive pay is delivered in the form of long-term incentives with strong alignment to the stock price returns with our stockholder experience.

Realized Pay

As a large majority of pay opportunity represents potential pay that could be realized in future years, we also reviewed the CEO’s realized pay for each full year. In short, realized pay is comprised of actual pay earned including base salary and AIP payouts plus the value of vested/exercised equity awards during the period. While Mr. Grasberger’s pay opportunity is established to be competitive with median market levels, his realized pay varies (as noted above) based on Enviri’s actual stock price performance, equity vesting and incentive payouts.

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Compensation Discussion & Analysis

Evaluating realized pay provides the MD&C Committee with an additional measure to assess the robustness of our pay for performance. Realized pay demonstrates the positive correlation between larger cash and equity payouts in years of strong performance and lower cash and equity payouts in years of weak performance. In the illustration below, total realized pay consisted of the following:

•	base salary paid;

•	cash incentive payouts under the AIP;

•	value of RSU vested during the year;

•	value of vested SARs exercised during the year; and

•	value of PSUs vested during the year.

Realized Pay as a Percent of Pay Opportunity

As shown in the chart below, Mr. Grasberger’s realized pay in 2021, 2022 and 2023 was lower than his total target compensation, demonstrating the “at-risk” nature of a substantial portion of his pay. It also shows that his realized pay has declined commensurate with the Company’s TSR, demonstrating alignment with stockholder experience and the MD&C Committee’s commitment to pay-for-performance.

As shown below, Mr. Grasberger’s total realized pay for 2021 to 2023 was 41% of the target pay opportunity granted over the same time period due to mixed results of actual AIP payments, no PSU payouts for the past three years, no SARs exercised, and standard RSUs vesting.

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Compensation Discussion & Analysis

Onboarding Messrs. Vadaketh and Beswick

Tom G. Vadaketh, Senior Vice President and Chief Financial Officer

On October 16, 2023, Mr. Tom G. Vadaketh joined the Company as the Senior Vice President and CFO. In addition to offering Mr. Vadaketh a market-based annual compensation package, it was critical to also provide him with one-time awards to compete with offers for equity compensation from his current employer as well as several other companies offering similar inducement awards. Mr. Vadaketh’s one-time “sign-on” package utilized a mix of cash and equity. It included a one-time cash bonus of $720,000 subject to pro-rated repayment if Mr. Vadaketh voluntarily terminates his employment with the Company within two years. It also included a one-time grant of RSUs with a value equal to $1,500,000. The RSUs will vest pro-rata on each of November 7, 2024, November 7, 2025, and November 7, 2026. In addition, Mr. Vadaketh entered into the Company’s standard confidentiality and non-competition agreements, as well as the Company’s change of control severance agreement. Mr. Vadaketh is subject to share ownership requirements equal to three times his base salary.

Jeffrey A. Beswick, Senior Vice President & Group President, Clean Earth

On May 1, 2023, Mr. Jeffrey A. Beswick joined the Company as the Senior Vice President and Group President of Clean Earth. In addition to offering Mr. Beswick a market-based annual compensation package, it was critical to also provide him with one-time awards to compete with offers for equity compensation from his current employer as well as several other companies offering similar inducement awards. Mr. Beswick’s one-time “sign-on” package utilized a mix of cash and equity. It included (i) a one-time cash bonus of $150,000 and (ii) a relocation expense payment to Mr. Beswick, determined in a manner similar to relocation benefits previously offered under the Executive Philadelphia Relocation Program as described below, in the amount of $125,000 plus a tax gross up of $52,935, in each case, subject to pro-rated repayment if Mr. Beswick voluntarily terminates his employment with the Company within two years. The offer also included a one-time grant of RSUs, PSUs, and SARs with a value equal to $819,375. The RSUs and SARs will vest pro-rata on each of May 7, 2024, May 7, 2025, and May 7, 2026. The PSUs will cliff-vest on December 31, 2025, subject to the TSR performance result. In addition, Mr. Beswick entered into the Company’s standard confidentiality and non-competition agreements, as well as the Company’s change of control severance agreement. Mr. Beswick is subject to share ownership requirements equal to three times his base salary.

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Compensation Discussion & Analysis

Program Governance Highlights

We strive to maintain a program that is consistent with market best practices, supportive of our business structure, and aligned with our stockholders’ expectations. The table below presents our compensation governance practices and policies:

WHAT WE DO	WHAT WE DON’T DO

  Tie a significant amount of executive pay to Company performance;

  Reward for business unit, corporate, and individual performance;

  Deliver pay that is aligned with performance (below target for weak years and above target for strong years);

  Maintain a clawback policy in the event of a material financial restatement which impacts incentives;

  Prohibit hedging and short sales;

  Utilize an independent compensation consultant and review performance and independence annually;

  Conduct an annual risk assessment of compensation programs and make changes as necessary;

  Require a “double trigger” for severance payments upon a change in control; and

  Maintain stock ownership guidelines.

   Do not enter into employment contracts with our executives;

   No re-pricing of outstanding stock options and SARs;

   No excessive benefits or perquisites provided to executives;

   No tax gross-ups except for relocation;

   No single trigger severance payments or equity acceleration on new awards;

   No dividends or dividend equivalents paid on unearned PSUs;

   No PSU payout earned above target when the Company’s TSR is negative; and

   No pledging of shares allowed by executives and non-employee Directors.

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Discussion and Analysis of 2023 Compensation

Compensation Guiding Principles

The Company has a set of principles that guide our compensation program design with the core assumption that executive compensation is a highly effective business tool when designed, communicated and administered properly. The principles listed below strongly influenced our executive compensation decisions for 2023.

Guiding Principles	How We Employ Them

Promote a Performance-Oriented Environment

•  Ensure employees have a clear line-of-sight regarding how their actions drive business results and how their overall compensation must be aligned to stockholder value creation;

•  Provide greater rewards to those individuals and teams who most positively impact the success of the business; and

•  Differentiate compensation in a manner that enables us to retain our high-performing and high-potential talent and continue to attract high-caliber talent.

Provide Market-Competitive Rewards

•  Regularly monitor the practices and trends in the markets in which we compete for talent;

•  Structure our program to target the median of relevant markets for talent; and

•  Design a program in which realizable compensation is aligned with stock price and business performance outcomes.

Allow Flexibility within a Common Framework

•  Create a program with a common global strategy and framework; and

•  Allow flexibility to accommodate the unique talent and compensation needs of our diverse businesses, workforce, and global markets.

Adhere to a Clear Governance Model	• Employ appropriate oversight and controls to govern design and administration; and • Clearly define the roles and responsibilities of all program stakeholders.

Be Well Communicated

•  Specify the objectives, design, and value of each component of fixed and variable compensation within the context of total rewards; and

•  Use multiple sources of communication to help ensure the link between pay and performance is well understood by our key participants and stakeholders.

Talent Management Strategy

Integral with our guiding principles is our talent management strategy, developed by management, and supported by the MD&C Committee and the Board. Delivering our strategic goals and driving positive stockholder return requires a strong focus on attracting and retaining a talented senior management team.

Annually, the Enviri talent review is performed to assess the critical organizational capabilities required to execute the Company’s strategy, executive team performance, succession depth, and retention risk across all critical executive leadership positions. Feedback is sought from both the MD&C Committee and the Board. In addition, Board members are involved in the selection process for our NEOs.

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Discussion and Analysis of 2023 Compensation

Overview of 2023 Compensation Decisions and Actions

Applying our principles and stated compensation practices, the MD&C Committee reviewed each NEO’s compensation package individually with the objective of supporting our business strategies, ensuring market competitiveness, providing incentives to motivate and retain our key executives, and underpinning our succession planning process.

Elements of 2023 NEO Compensation Program

The key elements of our 2023 NEO compensation program are described in the following table:

Element	Description

Base Salary	• Annual fixed source of income based on competitive market data.

Annual Incentive (AIP Awards)	• Variable, performance-based annual cash payment linked to and focused on financial, strategic, and ESG goals.

Long-Term Incentive (LTIP Awards)

•  Variable, performance, and time-based annual award grant comprised of a mix of equity vehicles, including PSUs, SARs and RSUs.

•  Realizable compensation based upon the intrinsic value of the Company’s stock price performance.

Target Total Compensation Mix

As reflected in the following charts, the MD&C Committee approved a significant amount of each NEO’s target total compensation opportunity in the form of variable (AIP plus LTIP Targets), rather than fixed, compensation for 2023. The chart below computes each compensation component at target as a percentage of the CEO and all other NEOs target total compensation, excluding retirement benefits and post-employment payments.

2023 Target Compensation Mix CEO	2023 Target Compensation Mix Average of Other NEOs(1)

(1)	This chart excludes Mr. Minan’s compensation due to his role as Interim Senior Vice President & CFO.
Mr. Mitchell’s compensation was excluded since he is no longer employed with the Company.

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Discussion and Analysis of 2023 Compensation

Compensation Decision-Making Framework

General Process

Executive compensation decisions are the product of several factors, in each case subject to modification by the MD&C Committee as it may deem necessary at its discretion and are also dependent upon whether the decisions are made in the normal pay setting cycle or under special circumstances for a newly appointed or hired executive. For 2023, the predominant factors influencing pay determinations for our NEOs included:

•	Performance against the adjusted Business Unit Performance (“BUC”) performance target (For further details, please refer to the 2023 AIP Awards section below);

•	Advancement of our key business priorities for 2023 (outlined in the Executive Summary of this CD&A) as well as the strategic initiatives included in our non-financial goals;

•	Achievement of specific operational and ESG goals included in our non-financial goals relating to the sphere of influence of each applicable NEO; and

•	Market competitive compensation levels reflected in survey data and peer group data as described in more detail below.

Roles

MD&C Committee

All members of the MD&C Committee are independent Directors, enabling them to be objective representatives for our stockholders. The MD&C Committee oversaw the design and development of our 2023 NEO compensation program and determined our CEO’s compensation consistent with the overall objectives of the program. In addition, the MD&C Committee approved all incentive compensation plans and approved or revised recommendations made by the Chairman, President & CEO for compensation decisions affecting any of the other NEOs.

Chairman, President & CEO

Our Chairman, President & CEO, assisted by our Human Resources department, administered the executive compensation program as delegated by the MD&C Committee. Mr. Grasberger met with the MD&C Committee and, in collaboration with the independent compensation consultant, made recommendations related to the overall structure of our NEO compensation program, set and evaluated 2023 AIP metrics, including the non-financial measures, and made specific recommendations regarding the form and amount of compensation opportunities for the other NEOs.

Final decisions regarding NEO compensation are always made by the MD&C Committee, and the Chairman, President & CEO does not play any role with respect to his own compensation.

Independent Compensation Consultant

Our MD&C Committee has the authority to engage and retain an independent compensation consultant to provide independent counsel and advice. At least annually, the MD&C Committee formally conducts an evaluation as to the effectiveness of the independent compensation consultant and periodically runs a request for proposal process to ensure the independent compensation consultant is meeting its needs. For 2023, our MD&C Committee retained the services of Pearl Meyer & Partners, LLP (“Pearl Meyer” or “Compensation Consultant”). The following services were provided:

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Discussion and Analysis of 2023 Compensation

Consultant	Description of Services Provided

Pearl Meyer

•  Updates on trends and developments in executive compensation.

•  Conducted a risk assessment of the Company’s executive incentive plans.

•  Review and provide a recommendation regarding the compensation peer group for use in 2023 and 2024.

•  Annual competitive market assessment and recommendations for 2023 pay decisions.

•  Support Non-Employee Director pay assessment and recommendations.

•  Review, design and provide recommendations for the 2023 and 2024 short- and long-term incentive plans.

•  Support in drafting the CD&A of the 2024 Proxy Statement; and

•  Other ad hoc requests related to executive compensation market practices.

At the MD&C Committee’s direction during 2023, management provided all MD&C Committee materials to Pearl Meyer and discussed such materials and any related recommendations in advance of each MD&C Committee meeting. Pearl Meyer considered and discussed the information with the MD&C Committee chairperson, specifically identifying any issues or concerns. The MD&C Committee considered Pearl Meyer’s input as part of its decision-making process.

Independence Assessment: No Conflicts of Interest

The MD&C Committee assessed the independence of Pearl Meyer in 2023, as required under NYSE listing rules. The MD&C Committee has also considered and assessed all relevant factors, including but not limited to those set forth in Rule 10C-1(b)(4)(i) through (vi) under the Exchange Act, that could give rise to a potential conflict of interest with respect to the Compensation Consultant described above. Based on this review, we are not aware of any conflict of interest raised by the work performed by Pearl Meyer that would prevent it from serving as an independent consultant to the MD&C Committee.

Management Consultants

Our human resources department retained Willis Towers Watson (“WTW”) during 2023 to provide additional executive compensation support. Our human resources department also used various survey data compiled by WTW to provide information to the MD&C Committee as part of its decision-making processes.

In 2023, WTW also provided pension plan-related and other similar advice to our human resources and finance departments as well as measurement support for various casualty exposures. The decision to engage WTW for these non-compensation related services was made by management.

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Discussion and Analysis of 2023 Compensation

How We Used Market Data for 2023 Pay Decisions

Our first step in establishing pay levels for each of our NEOs is to target compensation initially at or near the median (50th percentile) of market data for executives in similar positions. In reviewing compensation of our NEOs and setting compensation for 2023, the MD&C Committee consulted with Pearl Meyer in late 2022 and referenced two sources of market data when making decisions: survey data and peer group data. As we are a diversified services company, no other company perfectly matches our profile, and we believe our most direct competitors for executive talent are not necessarily limited to companies within our peer group. Below are details concerning survey and peer group data.

Item	Key Details, Process and Decisions

Survey Data

•  Selected surveys focused on capital goods, industrial manufacturing, diversified metals and minerals, environmental services and commodity-based companies reflecting similar revenue size to Enviri.

•  The MD&C Committee does not materially rely upon data from any individual company participating in any of the surveys in making compensation decisions.

Compensation Peer Group

•  Compensation data obtained from SEC filings helps us understand the pay levels in industries in which we compete for talent.

•  Focus on elements of compensation (base salary, annual bonus, and long-term incentives) for NEOs at companies with comparable revenues, industry focus, enterprise value, number of employees, global (multi-national) footprint, market capitalization, and other similar business-related factors.

MD&C Committee Process

•  Initially target all components of the Company’s NEO compensation packages, as well as the aggregate target total compensation (the sum of base salary, target annual incentives, and target long-term incentives) to the 50th percentile of similarly situated employees including relevant survey data.

•  Variation above or below the 50th percentile results, in the judgment of the MD&C Committee when:

✓  the value of the NEO’s experience, performance, scope and/or specific skills, together with his or her ability to impact business results, or other business conditions warrants additional consideration; or

✓  the terms of individually negotiated arrangements require review and year-to-year fluctuations in the peer group data and/or the survey data.

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Discussion and Analysis of 2023 Compensation

Compensation Peer Group

Each year, we review our compensation peer group to ensure our compensation is being benchmarked to comparable companies considering industry, financial, and operational similarities. The following selection criteria, among other factors, was used in the development of the compensation peer group:

Compensation Peer Group

Diversified industrial organizations including, at a minimum, companies in these primary industries: Environmental & Facilities Services and related companies as well Industrial Machinery, Specialty Chemical, Construction Machinery and Heavy Trucks and Metals & Minerals;

Global (multi-national) footprint, number of employees, operating in many individual locations with approximately 30% or more of total revenues deriving from outside the United States;
Asset/capital intensive nature and/or long-term contract service providers; and

Sized to be approximately one half to 2.5 times our size as measured by revenues basis as well as other financial measures such as enterprise value, market capitalization, price to sales, operating income, and net income.

•  Upon approval of the compensation peer group on September 30, 2022, Enviri’s total revenue was at the 47th percentile.

•  As of September 30, 2023, Enviri’s revenue was at the 54th percentile of the compensation peer group.

Ensuring our compensation peer group is aligned with our business objectives is an ongoing priority. Enviri reviewed the compensation peer group during June 2022. At that time, and consistent with the parameters of our selection criteria described above, the Company’s revenue was within a reasonable range. As such, and considering the Rail divestiture had not occurred, the MD&C Committee approved the recommendation of Enviri management and Pearl Meyer that no changes were necessary to the peer group for purposes of setting compensation levels for 2023.

Although there are other companies that compete with Enviri’s various business segments, some were not included in the compensation peer set due to their differences in size and scope as compared to Enviri. Companies included in the 2023 compensation peer group were companies that had one or more business aspects that corresponded with one or more of the main aspects of our business. The following companies comprise the 2023 compensation peer group (“Compensation Peer Group”).

2023 Compensation Peer Group

• Allegheny Technologies Incorporated	• GFL Environmental Inc.

• Astec Industries Inc.	• Gibraltar Industries, Inc.

• Clean Harbors, Inc.	• The Greenbrier Companies, Inc.

• Covanta Holding Corporation	• Heritage-Crystal Clean, Inc.

• Commercial Metals Company	• Meritor, Inc.

• EnPro Industries, Inc.	• Minerals Technologies Inc.

• Evoqua Water Technologies Corp.	• Stericycle, Inc.

• GATX Corporation	• US Ecology, Inc.

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Discussion and Analysis of 2023 Compensation

Initial Benchmarking

In reviewing base salaries, target total cash compensation, and target total compensation for 2023, the MD&C Committee initially targeted each NEO’s compensation opportunity at or near the 50th percentile of both the Compensation Peer Group data and survey data. The MD&C Committee believes NEOs should not be compensated at either the high or low end of compensation as compared to the market, but rather should receive a reasonable level of compensation based on both the Company’s overall performance and their individual performance. The MD&C Committee then sets final compensation amounts either above or below the initial benchmarks, specifically taking into account:

Initial Benchmarks
Differences in the scope of responsibilities held by the NEOs;
Performance of duties during a NEO’s tenure with Enviri, specifically the effect of what the MD&C Committee viewed as exceptional performance;
Market requirements; and
Length of service with the Company in specific positions.

While past performance is considered by the MD&C Committee in setting current year target compensation opportunities, the effect of current performance is much more significant in determining the level at which those compensation opportunities are earned and paid. Our program provides each NEO an opportunity to earn a competitive level of compensation each year if we achieve our pre-established objectives, with an opportunity to earn greater amounts by helping us exceed those targets or lesser amounts when performance falls short of targets.

Impact of NEO Individual Performance on 2023 Compensation

The compensation structure for the Chairman, President & CEO is designed to deliver approximately 18% of the annual compensation opportunity in the form of base salary (fixed compensation) and the remaining 82% in the form of variable compensation (target annual incentive compensation and target long-term equity-based compensation). The actual compensation amount realized by the CEO may vary from this target based upon performance evaluated under the terms of our variable compensation plans (For further details, please refer to the Discussion of the Chief Executive Officer Pay section above).

Once per year, the MD&C Committee completes an evaluation with respect to the Company’s goals and objectives and makes a report to the Board. Based upon this assessment, the CEO’s compensation was set for the 2023 fiscal year, including base salary, annual incentive target, long-term equity-based compensation, perquisites, and other benefits. When evaluating the total level of CEO compensation for the 2023 fiscal year, the MD&C Committee considered the following information:

Factors While Evaluating the Total Level of CEO Compensation

• Personal performance against pre-established goals and objectives;

• The Company’s performance and relative TSR; and

• The compensation of CEOs at comparable companies, as reflected in the benchmark compensation data.

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Discussion and Analysis of 2023 Compensation

With respect to setting the compensation for the other NEOs, the MD&C Committee strives to deliver a competitive level of total compensation to each of the NEOs by evaluating and balancing the following objectives:

Factors While Evaluating NEO Compensation

• The strategic importance of the position within our executive team;

• The overall performance level of the individual and the potential to make significant contributions to the Company in the future;

• The value of the position in the marketplace;

• Internal pay equity; and

• Our executive compensation structure and guiding principles.

Target total direct compensation for our NEOs, excluding the Chairman, President & CEO is designed to deliver approximately 29% of the annual compensation opportunity in the form of base salary (fixed compensation) and approximately 71% of the annual compensation opportunity in the form of variable compensation at target performance. The amounts of compensation realized by our NEOs will vary from the target awards based upon performance evaluated under the terms of our variable compensation plans.

Each year, the Chairman, President & CEO presents his Enviri talent review to the MD&C Committee to discuss the individual performance and potential of each of the NEOs. The Chairman, President & CEO submits compensation recommendations to the MD&C Committee for each NEO. These recommendations address all elements of compensation, including base salary, target annual incentive compensation, long-term equity-based compensation, perquisites, and other benefits. In evaluating these compensation recommendations, the MD&C Committee considers information such as the NEOs’ individual performance, the performance of the Company, and the compensation of similarly situated executive officers as determined by the referenced benchmark data. The MD&C Committee applies the same considerations as noted above when making its compensation decisions for the Chairman, President & CEO.

2023 Compensation Decisions Details

Base Salary

Base salary represents a stable source of income (fixed compensation) and is a standard element of compensation necessary to attract and retain talent. Base salary is set at the MD&C Committee’s discretion after taking into account the competitive landscape including the compensation practices of the companies in our selected Compensation Peer Group and survey data from a broader index of comparable companies, our business strategy, our short- and long-term performance goals, and individual factors, such as position, salary history, individual performance and contribution, an individual’s length of service with the Company, and placement within the general base salary range offered to our NEOs.

During 2023, the MD&C Committee approved merit-based salary increases for all eligible NEOs to become effective January 1, 2023. Mr. Grasberger’s increase was approved by the Board. Mr. Grasberger’s increase of 4% was merit-based consistent with the overall timing and budget for all merit-based salary increases for Enviri employees in the United States. Messrs. Hochman and Mitchell’s increases were merit-based and further adjusted to bring their salaries to a more competitive market level for their experience and role. As Ms. Kozak was promoted to her role of Senior Vice President and CHRO late in 2022, no merit increase was awarded. As Mr. Minan was the Interim Senior Vice President and CFO, he was excluded from this review. Messrs. Beswick and Vadaketh were not eligible for merit increases based on their hire dates of May 1st, 2023 and October 16th, 2023, respectively.

Consistent with this process, early in 2024, the MD&C Committee also approved merit-based salary increases, which became effective January 1, 2024, for our NEOs other than Mr. Grasberger, while the MD&C Committee recommended, and the Board approved, maintaining Mr. Grasberger’s base salary at its 2023 level, all as shown in the table below. Mr. Beswick and Ms. Kozak

2024 Proxy Statement 49

Discussion and Analysis of 2023 Compensation

received merit increases of 4%, which were consistent with the overall timing and budget for all merit-based salary increases for Enviri employees in the United States. Mr. Hochman’s increase was merit-based and further adjusted to bring his salary to a more competitive market level for his experience and role. Since Mr. Vadaketh was recently appointed to his role, no merit adjustment was made.

The table below reflects the base salaries approved by the MD&C Committee:

Executive	Annual Base Salary Rate
	Effective Jan. 1, 2023	Effective Jan. 1, 2024	% Increase

F. Nicholas Grasberger III	$1,014,269	$1,014,269	0%

Tom G. Vadaketh(1)	$625,000	$625,000	0%

Peter F. Minan(2)	n/a	n/a	n/a

Russell C. Hochman	$551,987	$579,586	5%

Jeffrey A. Beswick(1)	$475,000	$494,000	4%

Jennifer O. Kozak	$410,000	$426,400	4%

A. Russell Mitchell(3)	$434,388	n/a	n/a
(1)	Messrs. Vadaketh’s and Beswick’s base salary became effective on their date of hire (October 16, 2023 and May 1, 2023, respectively).
(2)	Mr. Minan was the Interim Senior Vice President and CFO, so he was excluded from this review.
(3)	Mr. Mitchell is no longer employed with the Company.

2023 AIP Awards

The NEOs were eligible to participate in the 2023 AIP Program, which provides the opportunity to earn a performance-based cash incentive based on the achievement of near-term financial goals and specific strategic and ESG goals. The MD&C Committee is given discretion to reduce (but not increase) the final payout amounts for the NEOs.

AIP OBJECTIVES

1)  Ensure accountability towards delivering near-term commitments and consistent operating improvements.

2)  Drive growth.

3)  Hold our leadership team accountable for the efficient use of capital.

4)  Focus our NEOs on the achievement of pre-determined BUC targets.

5)  Incentivize delivery of specific strategic and ESG goals.

Base Salary ($)	×	Target Annual Incentive (%)	×	Business Performance (BUC) (%)	×	Strategic Goals Performance (%)	×	ESG Goals Performance (%)	=	AIP Award ($)

50 2024 Proxy Statement

Discussion and Analysis of 2023 Compensation

AIP Plan Metrics Summary

To support the continued transformation of Enviri as well as drive critical strategic and ESG initiatives, for 2023 the AIP Program includes two non-financial metrics: strategic goals and ESG goals. These non-financial metrics are in addition to BUC, which continues to be the primary financial measure in the AIP Program.

Below is a summary of our 2023 plan metrics:

Metric/Performance Range	How It’s Measured	Rationale

BUSINESS UNIT CONTRIBUTION Weighting: 80% Performance Range: See BUC Target and Performance Range below	EBITDA (excluding the effect of certain special items as determined by the MD&C Committee), minus: a fixed cost of capital rate applied to controllable net tangible assets deployed.

•   Drives accountability towards delivering near-term commitments and consistent operating improvements.

•   Regularly discussed with our stockholders.

•   Incentivizes effective stewardship of our balance sheet and acts as a proxy for cash flow.

STRATEGIC GOALS Weighting: 10% Performance Range: From 0% to 200%

Enviri Corporation

•   Divest Harsco Rail.

•   Champion the PFAS strategy.

•   Advance the ecoproduct™ strategic positioning and value proposition.

•   Rebrand the Corporate Entity.

Clean Earth

•   Advance PFAS Research and Development (“R&D”) studies and pilot new technologies.

•   Establish and grow new lines of business.

•   Build out operating systems to integrate the business into a single network.

•   Secure long-term incineration capacity.

• Addresses critical, short-term aspects of the business strategy that align with the Company’s long-range objectives and provide value for all stakeholders and the environment.

ESG GOALS Weighting: 10% Performance Range: From 0% to 200%

All Business Units

•   Achieve the TRIR goal established for each business unit including Enviri while strengthening our safety culture.

•   Engage employees to foster a meaningful sense of Belonging and Inclusion Program.

•   Continue improvement of our talent framework.

•   Incur no compliance issues.

•   Drives progress towards our four key focus areas that create value for the business and provide positive outcomes for its stakeholders: Innovative Solutions, Thriving Environment, Safe Workplaces and Inspired People. (For more details on our focus areas please refer to our Environmental, Social and Governance Report available on our website).

2024 Proxy Statement 51

Discussion and Analysis of 2023 Compensation

Setting 2023 AIP Award Opportunity

Target annual incentive opportunities are expressed as a percentage of base salary. Payouts may range from 0% to 200% of target award amounts. Target annual incentive opportunities were established by the MD&C Committee based on each NEO’s level of responsibilities and their ability to impact our overall results, as well as consideration of the benchmarking data as previously discussed. For 2023, there were no changes to target annual incentive levels for all NEOs, excluding Mr. Vadaketh and Mr. Beswick as they joined the Company during the year.

Enviri Consolidated BUC and Business Unit BUC for each NEO as well as the non-financial metrics are presented in the table below:

AIP Targets, Metrics and Weighting
Executive(1)	FY’23 Target AIP(3)	Enviri Consolidated BUC	Business Unit BUC(4)	Strategic Goals	ESG Goals

F. Nicholas Grasberger III	110%	80%	0%	10%	10%

Tom G. Vadaketh	80%	80%	0%	10%	10%

Peter F. Minan(2)	n/a	n/a	n/a	n/a	n/a

Russell C. Hochman	65%	80%	0%	10%	10%

Jeffrey A. Beswick	75%	20%	60%	10%	10%

Jennifer O. Kozak	65%	80%	0%	10%	10%
(1)	Mr. Mitchell is no longer employed with the Company and was not eligible to participate in the 2023 AIP Program.
(2)	As Interim Senior Vice President and CFO, Mr. Minan was not eligible to participate in the 2023 AIP Program.
(3)	As of December 31, 2023, expressed as a percentage of base salary.
(4)	Mr. Beswick, as Senior Vice President and Group President of Clean Earth, had the majority of his AIP award tied to Clean Earth BUC.

BUC Target and Performance Range

In developing the Enviri Consolidated BUC goal, we established the threshold, target and maximum levels by starting with our EBITDA budget as approved by the Board of Directors in our annual operating plan early in 2023. We then applied a fixed cost of capital rate to controllable net tangible assets deployed. After review of rigorously prepared sensitivity analyses around earnings and assets, the 2023 approved performance level percentage at threshold and maximum were applied against each business unit BUC target to create the final threshold and maximum goals. Enviri Consolidated BUC goals were a product of the goals across the individual lines of business less a capital charge for corporate operating expenses.

These goals, as summarized in the table below, were designed to enable business unit leadership to execute controllable strategic actions that delivered improved income generation with an efficient use of capital resources.

Performance Level	AIP Payout Factor (% of Target)	Enviri Consolidated BUC Goal (% of Target)	Enviri Consolidated BUC ($ Millions)(1)

Maximum	200%	163.2%	$97.9

Target	100%	100%	$60.0

Threshold	25%	46.4%	$27.8

Below Threshold	0%	< 46.4%	<$27.8
(1)

Payouts are interpolated between each specific performance level using a non-linear payout schedule. The schedule uses a commonly established non-linear design with an intermediate payout range of 80% to 120% of target for BUC results of $42.9 million to $79.9 million.

52 2024 Proxy Statement

Discussion and Analysis of 2023 Compensation

The Enviri Consolidated BUC goal for 2023 was based on: (1) an EBITDA target of $265.7 million minus (2) a fixed cost of capital rate applied to controllable net tangible assets deployed. This EBITDA target excludes the Rail business unit as this business segment was reported as discontinued operations for 2023 and was slightly lower than the target set in 2022, but higher than actual 2022 EBITDA results. In determining the EBITDA target for 2023, we reviewed the prior year’s financial performance of both Harsco Environmental and Clean Earth, including planned growth for 2023, the anticipated impact of investments, the expected benefits of key initiatives and improvements, actions to strengthen cash flow and asset performance as well as the outlook for key end-markets, the anticipated market conditions in Europe, inflation, and the war in Ukraine.

Below are specific factors by business unit which were considered impactful and contributed to the target performance level for 2023.

•  An increase in steel production and non-LST services demand at customer sites, as well as higher demand for ecoproducts™.

•  Benefits from the addition of new services contracts and growth investments, partially offset by site exits.

•  Negative earnings translation impact due to a stronger U.S. dollar against various currencies.

•  Adjusted EBITDA modestly higher year over year.

•  Growth in revenues resulting from a higher service demand or volumes, including the impacts of growth investments and labor constraints, within hazardous materials line of business. Higher demand and project work for Soil and Dredge.

•  Price initiatives will fully offset inflation.

•  Cost-out program will lower selling, general and administrative expenses.

•  Segment margins to increase approximately 500 basis points above 2022 levels.

•  Adjusted EBITDA higher year over year.

The MD&C Committee established a performance range around the BUC target of 46% to 163% of target from threshold to maximum after considering the volatility and visibility of relevant end markets, and the results of a market review of performance ranges in the industry.

Non-Financial Goals and Performance Range

Along with the disciplined process to determine Enviri’s BUC financial target as described above, the 2023 strategic and enterprise wide ESG goals were established at the beginning of the year utilizing a similar approach. These goals were chosen and approved by the MD&C Committee to focus senior management on addressing critical, short-term aspects of the business strategy and driving forward the ESG initiatives that are aligned with the Company’s long-range objectives. Payouts on the non-financial goals portion of the AIP award may range between 0% to 200%, depending on actual results. The MD&C Committee reviews progress towards achievement of the non-financial goals on a regular basis.

2023 AIP Results

BUC Results. Adjusted Enviri Consolidated BUC was $91.6 million, which placed the AIP payout achievement at 172% of target. As contemplated when setting the targets, certain other adjustments were made due to the impact on results of certain nonrecurring, unusual items. The net adjustments increased EBITDA with the largest component related to a non-cash goodwill impairment of $14.1 million for a specific asset in Harsco Environmental. These adjustments were determined by the MD&C Committee to be excluded from the BUC calculation since they did not directly reflect Company or management performance and are unusual and infrequent in nature.

2024 Proxy Statement 53

Discussion and Analysis of 2023 Compensation

Non-Financial Results. Mr. Grasberger provided his assessment for each non-financial strategic and ESG goal to the MD&C Committee, including his recommendation of the overall performance achievement. The MD&C Committee reviewed this assessment and approved the performance achievement results noted below. For Mr. Grasberger’s goals, the MD&C Committee assessed Mr. Grasberger’s performance against his goals and recommended to the Board the performance achievement results as noted below.

Non-Financial Metric	2023 Goals	Performance Achievement Results
		Details	As a % of Target
	Enviri Corporation ➣ Divest Harsco Rail. ➣ Champion the PFAS strategy. ➣ Advance the ecoproduct™ strategic positioning and value proposition. ➣ Rebrand the Corporate Entity.	✓ Harsco Rail divestiture not completed. ✓ Engaged with Congress and other key government officials as well as socialized with investors at various conferences promoting Clean Earth’s expertise. ✓ Successfully implemented several new products to our customers that will recycle aluminum and zinc and use slag for road construction in three European countries. ✓ Rebranding efforts successfully executed, both on-time and under budget. Received positive feedback from numerous sources.	75%
Strategic Goals – Weighting 10%	Clean Earth ➣ Advance PFAS R&D studies and pilot new technologies. ➣ Establish and grow new lines of business. ➣ Build out operating systems to integrate the business into a single network. ➣ Secure long-term incineration capacity.	✓ Successfully introduced ReSolve, our new leading-edge program to help diminish the risk of PFAS on our environment. Pilots conducted. ✓ Enhanced service offerings for soil treatment and lab-pack services. ✓ Completed R&D trials for water and soil technologies. ✓ Completed numerous continuous improvement projects that materially enhanced and streamlined core operating, billing, and logistics systems. ✓ Entered into a long-term agreement for guaranteed incineration capacity.	150%

ESG Goals – Weighting 10%

All Business Units

➣ Achieve the TRIR goal established for each business unit including Enviri while strengthening our safety culture.

➣ Engage employees to foster a meaningful sense of Belonging and Inclusion Program.

➣ Continue improvement of our talent framework.

➣ Incur no compliance issues.

✓  Enviri achieved TRIR of 0.81 versus a goal of 0.87, exceeding target. Clean Earth achieved a TRIR of 1.82 also exceeding their TRIR goal of 1.90.

✓  Implemented our new Belonging Program and signed the PwC CEO Call to Action.

✓  Enhanced and invested in our competency model to support talent development and training.

✓  Met compliance goal.

			CEO: 150% Other Corporate NEOs: 150% Clean Earth: 112.5%

54 2024 Proxy Statement

Discussion and Analysis of 2023 Compensation

Based on the BUC results and the non-financial performance achievement results reported in the table above, the NEOs earned AIP awards for 2023 performance as follows:

Executive(1)	FY’23 Target AIP	Enviri Consolidated BUC	Business Unit BUC	Strategic Goals	ESG Goals	Result (as a % of Target)	Final AIP Earned

F. Nicholas Grasberger III(2)	$1,115,696	172%	n/a	75%	150%	100%	$1,115,696

Tom G. Vadaketh(3)	$105,769	172%	n/a	75%	150%	160.1%	$169,337

Peter F. Minan(4)	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Russell C. Hochman	$358,792	172%	n/a	75%	150%	160.1%	$574,425

Jeffrey A. Beswick(5)	$239,784	172%	200%	150%	112.5%	180.6%	$433,169

Jennifer O. Kozak	$266,500	172%	n/a	75%	150%	160.1%	$426,667
(1)	Mr. Mitchell is no longer employed with the Company and was not eligible to participate in the 2023 AIP Program.
(2)

In light of Mr. Grasberger’s overall strategic and management performance during 2023, the Board and Mr. Grasberger agreed that Mr. Grasberger’s earned AIP award would be reduced from 160.1% to 100% of his target award.

(3)	Mr. Vadaketh’s AIP target is pro-rated to reflect his hire date with the Company on October 16, 2023.
(4)	As Interim Senior Vice President and CFO, Mr. Minan was not eligible to participate in the 2023 AIP Program.
(5)

Mr. Beswick’s AIP target is pro-rated to reflect his hire date with the Company on May 1, 2023. BUC performance for Clean Earth BUC was $58.9 million. We calculated Mr. Beswick’s combined BUC based on twenty percent (20%) Enviri Consolidated BUC, plus sixty percent (60%) Clean Earth BUC, plus ten percent (10%) Clean Earth Strategic goals, plus ten percent (10%) Clean Earth ESG goals resulting in a combined payout factor of one-hundred-and-eighty-point six percent (180.6%).

Long-Term Incentive Plan Awards

The MD&C Committee’s philosophy, where long-term compensation is balanced between performance-based and service-based pay, helps us achieve alignment of stockholder and executive interests by:

•	Rewarding NEOs for the creation of sustained stockholder value, with compensation varying in line with performance;

•	Encouraging ownership of our stock, including via our stock ownership guidelines;

•	Fostering teamwork that drives improved performance; and

•	Providing us with a means to retain and motivate high-caliber executives needed to attain our desired performance goals.

Vesting of 2021 to 2023 PSU Plan

A significant portion of executive pay is delivered in the form of long-term incentives with strong alignment to the stock price returns with our stockholder experience. As such, the Company granted PSUs in 2021 with vesting conditioned on Enviri’s TSR performance relative to the S&P 600 Industrials Index for the three-year period from 2021 through 2023. Enviri’s TSR result for the period equaled the 5th percentile of the index, resulting in a payout at 0% of the units granted in 2021.

2024 Proxy Statement 55

Discussion and Analysis of 2023 Compensation

Setting 2023 LTIP Award Opportunities

Target long-term incentive opportunities are expressed as a percentage of base salary while the realized value is dependent on stock price and total stockholder return over a specified period of time. Targets were established by the MD&C Committee based on each NEO’s level of responsibilities and his or her ability to impact our overall results, as well as consideration of the benchmarking data previously discussed. The table below reflects long-term incentive targets approved by the MD&C Committee. No changes were made in the approved targets for 2023.

Executive	FY’23 Target LTIP

F. Nicholas Grasberger III	350%

Tom G. Vadaketh	250%

Peter F. Minan(1)	n/a

Russell C. Hochman	150%

Jeffrey A. Beswick	125%

Jennifer O. Kozak	125%

A. Russell Mitchell(2)	100%
(1) As Interim Senior Vice President and CFO, Mr. Minan was not eligible to participate in our 2023 LTIP Program. (2) Mr. Mitchell is no longer employed with the Company.

For the LTIP award cycle granted in 2023, the MD&C Committee and the Board established the grant level for each NEO as a percentage of that NEO’s base salary. The MD&C Committee and the Board set target values for the 2023 LTIP awards with the intent that each NEO’s total direct compensation opportunity falls within a reasonable range of the market median for the NEO’s position.

For 2023, the CEO’s LTIP mix reflects 50% PSUs, 25% RSUs and 25% SARs reflecting more emphasis on performance-based equity further aligning our CEO’s focus on stockholder value. All other NEOs maintained an equal mix across all three vehicles.

CEO LTIP Mix	NEOs LTIP Mix

56 2024 Proxy Statement

Discussion and Analysis of 2023 Compensation

A Closer Look at the LTIP Components

PSU Performance Level

Enviri’s TSR performance relative to the S&P 600 Industrials Index will generally determine the number of shares delivered at the end of the three-year performance cycle as follows (achievement will be interpolated between the various performance points on the table):

Performance Level	Index Percentile Achievement	Payout as a % of Target

Maximum	75th	200%

Target	50th	100%

Threshold	25th	25%

Below Threshold	Below 25th	0%

2024 Proxy Statement 57

Discussion and Analysis of 2023 Compensation

Other Compensation Elements

During 2023, we provided our NEOs with the following broad-based employee benefits on the same terms that apply to our non-executive U.S. employees:

•	Health insurance;

•	Disability insurance; and

•	401(k) plan participation.

Term life insurance benefits equal to two times the individual’s salary up to a maximum benefit of $800,000 are provided to our NEOs. Our NEOs, except for Mr. Beswick, are also eligible to participate in the Non-Qualified Retirement Savings and Investment Plan (“NQ RSIP”), which supplements the Retirement Savings and Investment Plan (“RSIP”) with respect to 401(k) contributions that could not be made because of Internal Revenue Service compensation and contribution limitations.

We provided other benefits to certain NEOs during 2023. While rarely used, the Board maintains a policy regarding our Chairman, President & CEO’s personal use of our corporate aircraft. In the event of personal use of the corporate aircraft, our Chairman, President & CEO is taxed on the imputed income attributable to personal use of our aircraft, and our Chairman, President & CEO does not receive a tax gross-up from us with respect to such imputed amounts.

To support the executives’ relocation to the Greater Philadelphia area, NEOs required to relocate were eligible to participate in the Executive Philadelphia Relocation Program. This program offered the participants two options for relocation assistance. Option one supported the sale of their principal residence and purchase of a new one in the Philadelphia area. The second option was a one-time lump sum amount to facilitate a transition to a new residence. Both options required the NEO to agree with the terms and conditions of a repayment agreement which contains a pro-rata repayment schedule should the NEO terminate employment from the Company within two years of receipt of relocation payments. Standard tax treatments were applied, which included a gross-up to all estimated tax liabilities. Please see amounts reported under the “All Other Compensation” column in the Summary Compensation Table detailed below.

We offer limited perquisites and other personal benefits to our NEOs at competitive levels with those provided by our Peer Group companies, as well as the larger group of companies within the general industry that are similar in overall size and relative performance. We believe the other benefits we provided to our NEOs were necessary to help us attract and retain our senior executive team and the values of these benefits were reasonable, competitive, and consistent with the overall executive compensation program.

For more information on the perquisites and certain other benefits provided to the NEOs in 2023, see the All Other Compensation Table that serves as a supplement to the 2023 Summary Compensation Table.

Nonqualified Deferred Compensation – 401(k) Plans

Retirement Savings and Investment Plan

Under the RSIP, we make matching contributions to the account of each participating employee equal to 100% of the employee’s contributions up to the first 3% of compensation and 50% of the employee’s contributions up to the next 2% of compensation. In addition, the RSIP provides for a discretionary contribution, as decided by the Company each year, to the account of each eligible employee who remains an active employee as of December 31 of such plan year. Under the NQ RSIP, we provide the matching and discretionary contributions, if any, that would otherwise be made under the qualified portion of the RSIP for salaried employees’ contributions, but for Internal Revenue Code limitations under Section 402(g), Section 401(a)(17), Section 415 or Section 401(m). Company contributions to the NQ RSIP are made in the form of credits of non-qualified deferred compensation to bookkeeping accounts maintained as a record of the benefits to which employees are entitled.

58 2024 Proxy Statement

Discussion and Analysis of 2023 Compensation

Enviri 401(k) Retirement Savings Plan

Under the Enviri 401(k) Retirement Savings Plan, we make matching contributions to the account of each participating employee equal to 50% of the employee’s contributions up to the first 6% of compensation. In addition, the Enviri 401(k) Retirement Savings Plan provides for a profit- sharing contribution, as decided by the Company each year, to the account of each eligible employee who remains an active employee as of December 31 of such plan year. The Enviri 401(k) Retirement Savings Plan does not offer the equivalent of the NQ RSIP.

Employment Arrangements with NEOs

The Company is not a party to any employment agreements with its NEOs.

2024 Proxy Statement 59

Discussion and Analysis of 2023 Compensation

Potential Payments upon Change in Control

and Other Potential Post-Employment Payments

Change in Control Severance Agreements

We are currently a party to change in control severance agreements with Messrs. Grasberger, Vadaketh, Hochman, Beswick, and Ms. Kozak. These change in control severance agreements reflect what we believe to be a market-based approach to a potential change in control scenario and incorporate several stockholder-favored compensation practices, including:

•	“Double-trigger” payment provisions that require a qualifying termination of employment after a change in control before benefits and payments are received; and

•

No excise tax gross-ups on severance benefits (each NEO will either pay the excise taxes on his or her severance benefits or the severance benefits will be reduced to a point where the excise tax does not apply, depending on which result is more favorable to the executive).

Mr. Grasberger is entitled to receive double-trigger severance benefits equal to three times his highest base salary in effect during the period beginning 90 days prior to the change in control through the date of termination, plus three times his highest target annual incentive for the year of termination. Each of Messrs. Vadaketh, Hochman, Beswick and Ms. Kozak are entitled to receive double-trigger severance benefits equal to two times his or her highest base salary in effect during the period beginning 90 days prior to the change in control through the date of termination, plus two times his or her highest target annual incentive for the year of termination. Each change in control severance agreement provides for a rolling three-year term that renews each year, subject to certain exceptions.

The change in control severance agreements are reviewed on a regular basis, though not necessarily as part of the annual compensation review. The MD&C Committee believes the change in control severance agreements serve the following purposes:

•	Assure we have the continued dedication and full attention of certain key employees prior to and after the consummation of a change in control event;

•

Help ensure, if a possible change in control should arise and a change in control officer should be involved in deliberations or negotiations in connection with the possible change in control, such officer would be in a position to consider as objectively as possible whether the possible change in control transaction is in our best interest as well as the best interests of our stockholders, without concern for his or her position or financial well-being; and

•	Protect us by retaining key talent in the face of corporate changes.

Separation Arrangements

On July 11, 2023, the Company and A. Russell Mitchell entered into a Separation Agreement and General Release further to the separation date of September 1, 2023. Under this Separation Agreement, Mr. Mitchell received or will receive:

•	A cash ex gratia payment in the aggregate amount of $300,000;

•	A cash payment of $542,985 representing 15 months of base salary;

•	Outplacement services support up to $10,500;

•	Legal fees up to GBP 13,000 plus taxes relating to the negotiation of the U.S. and U.K. Agreements;

•	A cash payment of $13,366 representing unused vacation time;

•	Other relocation expenses should Mr. Mitchell decide to relocate to the United States on or before May 31, 2024; and

•	Health insurance premiums for the continuation of health insurance coverage under COBRA for a period of up to 12 months from the Separation Date.

60 2024 Proxy Statement

Discussion and Analysis of 2023 Compensation

Under the Separation Agreement, all of Mr. Mitchell’s outstanding unvested equity compensation awards granted to him by the Company were terminated as of the separation date and forfeited without additional consideration, and Mr. Mitchell is subject to certain non-disparagement and confidentiality provisions as well as restrictions outlined in the non-compete and non-disclosure clauses of his agreement. Mr. Mitchell also executed a general release of claims against us and we agreed to release Mr. Mitchell from claims to the extent they were suspected or known to the Company.

Other Potential Post-Employment Payments

Upon certain types of terminations of employment not related to a change in control, payments under various Company policies and plans may be paid to NEOs. These events and amounts are more fully explained under the heading “Termination or Change in Control Arrangements.”

Stock Ownership Guidelines

In 2023, we continued to maintain stock ownership guidelines that applied to the NEOs. Our stock ownership guidelines encourage the retention of stock acquired through our LTIP awards. No shares may be sold by participants until their applicable ownership guidelines are satisfied, subject to a hardship exception administered by the MD&C Committee. Effective January 1, 2023, the stock ownership guidelines were amended to exclude unvested performance shares from being counted towards ownership compliance.

The stock ownership guidelines are established as a multiple of each NEO’s base salary and were benchmarked against the stock ownership guidelines for similarly situated executives at Peer Group companies. They were also based on the Board’s determination of appropriate share ownership levels based on our compensation system. Under the guidelines, each NEO is encouraged to own a specific amount of our common stock and is restricted from selling shares until the guideline has been satisfied. The share ownership levels, based on fair market value as measured periodically, for each NEO for 2023 were as follows:

Name	Level

F. Nicholas Grasberger III

Tom G. Vadaketh

Peter F. Minan(1)	None

Russell C. Hochman

Jeffrey A. Beswick

Jennifer O. Kozak

A. Russell Mitchell(2)
(1)	In connection with his prior employment as Interim Senior Vice President and CFO, Mr. Minan is not subject to any share ownership requirement.
(2)	Mr. Mitchell is no longer employed with the Company.

Our NEOs have five years from the date they are first granted LTIP awards to comply with the guidelines. If a NEO is promoted into a position with greater ownership requirements, that individual has five additional years to comply with the new guideline. All common stock held by the NEOs, whether acquired because of an LTIP award or otherwise, is included in determining whether they have achieved the applicable ownership guideline. Unvested stock options and unvested SARs are not included in calculating whether the guidelines have been met. Failure to meet the guidelines within the applicable five-year period, will result in a review by the MD&C Committee to determine the cause of such failure and to develop an appropriate corrective action plan.

2024 Proxy Statement 61

Discussion and Analysis of 2023 Compensation

Mr. Grasberger and Mr. Hochman previously met their ownership guidelines. Mr. Minan is not subject to any ownership guidelines since he is not eligible to participate in the Company’s LTIP Program. As of December 31, 2023, Mr. Vadaketh met his ownership guidelines while Mr. Beswick and Ms. Kozak are within the five-year phase-in period for meeting their ownership guidelines and continue to accumulate shares. Mr. Mitchell is no longer employed with the Company, and thus is not subject to any ownership guidelines.

Right to Recover Incentive Compensation

Consistent with the Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and the NYSE Listed Company Manual, the Board has adopted a policy providing for the Company to recover (or “claw back”) from certain current and former key employees any wrongfully earned performance-based compensation, including stock-based awards, if the Company is required to prepare an accounting restatement of any of the Company’s financial statements due to the Company’s material noncompliance with any financial reporting requirement under U.S. securities laws, subject to certain limited exceptions permitted by applicable law or listing standards. Such claw back may be implemented by a number of available methods, as set forth in the Company’s policy and as determined by the MD&C Committee.

These provisions are designed to deter and prevent detrimental behavior and to protect our investors from financial misconduct.

Policies on Hedging and Pledging of Shares

Consistent with the Dodd-Frank Act, the Company’s Insider Trading Policy prohibits all Board members, employees, including corporate officers, from engaging in any transaction in which they may profit from short-term speculative swings in the value of the Company securities (or “hedging”). For this purpose, “hedging” includes “short-sales” (selling borrowed securities which the seller hopes can be purchased at a lower price in the future) or “short sales against the box” (selling owned, but not delivered securities), “put” and “call” options (publicly available rights to sell or buy securities within a certain period of time at a specified price or the like), and other hedging transactions designed to minimize the risk inherent in owning common stock, such as zero-cost collars and forward sales contracts.

Additionally, Board members and executives are prohibited from pledging shares as collateral for a loan or in a margin account.

Policy Regarding Tax and Accounting Impact on Executive Compensation

The MD&C Committee annually reviews and considers the deductibility of the compensation paid to our executive officers, which includes each of the NEOs. Under the Tax Cuts and Jobs Act of 2017, the exemption for qualifying performance-based compensation was repealed for taxable years beginning after December 31, 2017. As a result, compensation paid to our executive officers (on or after January 1, 2018) in excess of $1 million is generally not deductible unless it qualifies for certain transition relief. While the Company will monitor guidance and developments in this area, the MD&C Committee believes that its primary responsibility is to provide a compensation program that attracts, retains, and rewards the executive talent necessary for our success. Consequently, the MD&C Committee may pay or provide compensation that is not tax deductible or is otherwise limited as to tax deductibility.

62 2024 Proxy Statement

Discussion and Analysis of 2023 Compensation

Compensation Policies and Practices as They Relate to Risk Management

In 2023, Pearl Meyer and senior management reviewed our compensation policies and practices for all employees. They concluded, and the MD&C Committee concurred, that any risks arising from our compensation policies and practices are not reasonably likely to have a material adverse impact on the Company. In addition, we reviewed the relationship between our risk management policies and practices and the incentive compensation we provide to our NEOs and other key employees to confirm that our incentive compensation does not encourage unnecessary and excessive risk taking. The findings of these reviews indicated that:

•	Our compensation program provides a balance between our short-term and long-term goals and objectives;

•	Under our compensation program, the highest amount of compensation can be achieved through consistent superior performance over sustained periods of time, which discourages short-term risk taking;

•	Incentive awards are capped by the MD&C Committee; and

•	Stock ownership guidelines, the clawback policy, and prohibition on hedging mitigate excessive risk taking.

Furthermore, as described above, compensation decisions may include the subjective use of negative discretion, which has the ability to restrain the influence of formulae or objective factors on excessive risk taking.

Compensation Committee Report

The MD&C Committee has reviewed and discussed the Compensation Discussion & Analysis, set forth above, with management. Based on this review and discussion, the MD&C Committee recommended to the Board that the Compensation Discussion & Analysis be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and our Proxy Statement for our 2024 Annual Meeting of Stockholders, for filing with the SEC.

SUBMITTED BY THE MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS:

E. M. Purvis, Chair

D. C. Everitt

J. F. Earl

R. M. O’Mara

J. S. Quinn

The foregoing report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or Section 18 of the Exchange Act.

2024 Proxy Statement 63

Discussion and Analysis of 2023 Compensation

2023 Summary Compensation Table

The following table presents the compensation provided to our NEOs for services rendered to us in 2021, 2022 and 2023, as applicable:

Name and Principal Position	Year(1)	Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)(4)(5)	Option Awards ($)(5)(6)	Non-equity Incentive Plan Compensation ($)(7)	Change in Pension Value and Nonqualified Earnings ($)(8)	All Other Compensation ($)	Total ($)

F. Nicholas Grasberger III

Chairman, President & Chief Executive Officer	2023	$1,014,269	$0	$3,486,818	$887,490	$1,115,696	$0	$94,377	$6,598,650
	2022	$975,259	$0	$3,084,900	$853,351	$702,138	$0	$310,358	$5,926,006
	2021	$946,959	$0	$3,091,940	$828,507	$395,785	$0	$130,527	$5,393,718

Tom G. Vadaketh

SVP & Chief Financial Officer	2023	$132,212	$500,000	$1,499,998	$0	$169,337	$0	$17,820	$2,319,367

Peter F. Minan(9)

Interim SVP & Chief Financial Officer	2023	$863,077	$43,500	$948,364	$0	$0	$0	$38,319	$1,893,260
	2022	$361,877	$312,976	$474,171	$0	$0	$0	$55,485	$1,204,509
	2021	$463,247	$0	$0	$0	$165,450	$0	$79,095	$707,792

Russell C. Hochman

SVP & General Counsel, Chief Compliance Officer & Corporate Secretary	2023	$551,987	$0	$680,183	$275,994	$574,425	$0	$53,140	$2,135,729
	2022	$501,806	$0	$482,482	$209,088	$238,596	$0	$223,954	$1,655,926
	2021	$487,321	$0	$480,307	$202,998	$126,669	$0	$39,075	$1,336,370

Jeffrey A. Beswick

SVP & Group President, Clean Earth	2023	$319,712	$150,000	$720,223	$273,128	$433,169	$0	$195,586	$2,091,818

Jennifer O. Kozak

SVP & Chief Human Resources Officer	2023	$410,000	$85,000	$421,013	$170,836	$426,667	$0	$39,749	$1,553,265
	2022	$277,865	$25,000	$152,314	$0	$100,456	$0	$12,356	$567,991

A. Russell Mitchell(9)

VP & Chief Operating Officer, Harsco Environmental	2023	$305,742	$0	$356,845	$144,798	$0	$0	$1,990,400	$2,797,785
	2022	$409,800	$0	$315,222	$136,606	$87,041	$0	$525,987	$1,474,656
(1)	Amounts are not reported for 2022 and 2021 if the executive was not a NEO in that year.

(2)

Mr. Vadaketh received a hiring bonus of $720,000 upon hire, of which $500,000 was payable within 30 days of his start date of October 16, 2023 and $220,000 was payable after six months of his start date with the company. Mr. Minan received $43,500 upon completion of his special assignment as Interim Senior Vice President and CFO. Mr. Beswick received a hiring bonus of $150,000 paid upon starting his employment with the company. Ms. Kozak received a hiring bonus of $110,000 upon hire, of which $25,000 was paid in 2022 and $85,000 was payable within 30 days after the one-year service anniversary of February 28, 2022.

(3)

The amounts in this column reflect the aggregate grant date fair values (computed in accordance with FASB ASC Topic 718) of the RSU and PSU portion of the LTIP awards for 2021, 2022 and 2023. The actual value, if any, realized by each NEO for these awards is a function of the value of the underlying shares if and when these awards vest and, for the PSUs, the level of attainment of the applicable performance goal. The above information does not reflect an estimate for forfeitures.

(4)

The amounts for the PSUs granted in 2023 reflect a Monte-Carlo simulation that considers the probable outcome of the performance condition as of the grant date, consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718. For these amounts, see the “Grant Date Fair Value of Stock and SAR/Option Awards” column of the “2023 Grants of Plan-Based Awards” table below. The following are the values of the 2023 PSUs as of the grant date assuming attainment of the maximum level of performance: Mr. Grasberger, $5,198,659; Mr. Hochman, $808,366; Mr. Beswick, $894,192; Ms. Kozak, $500,354; and Mr. Mitchell,

64 2024 Proxy Statement

Discussion and Analysis of 2023 Compensation

$424,094. Mr. Minan did not receive a standard grant on March 7, 2023 due to his interim role. However, as part of Mr. Minan’s compensation as Interim Senior Vice President & CFO, he received an award of common stock grant equalling approximately $94,833 monthly determined using the closing stock price on the last business day of each month. Mr. Vadaketh did not receive a standard grant upon hiring. However, as part of his hiring offer, he received a one-time grant of RSUs equalling approximately $1,500,000.

(5)

See Note 14, “Stock-Based Compensation,” to the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2023 for a discussion of the assumptions used by us to calculate these grant date fair values.

(6)

The amounts shown in this column for 2023 represent the grant date fair value (computed in accordance with FASB ASC Topic 718) for the SAR portion of the 2023 LTIP awards. These amounts may not represent actual compensation that will be realized by the NEOs with respect to these awards, but instead represent the grant date fair value of the awards for accounting purposes, as required to be shown in this table by SEC rules. In order for each NEO to realize any value upon exercise of the SARs, the market price of our Common Stock must be above $7.45 per share on the applicable exercise date for grants issued on March 7, 2023, and $9.31 for grants issued on May 9, 2023. Any amounts that may become payable to the NEOs with respect to these awards are also subject to the service-based vesting criteria described above under the heading “Long-Term Incentive Awards” in the CD&A. Mr Vadaketh and Mr. Minan did not receive a SAR grant in 2023.

(7)

The amounts shown in this column reflect the actual AIP award payout (if any) for each NEO, as applicable, as approved by the MD&C Committee based on the achievement of the pre-determined financial objectives and non-financial goals as further described above in the CD&A.

(8)	None of the NEOs are covered under the Enviri Employees Pension Plan. Therefore, no amounts are reported under this column.

(9)	Mr. Minan terminated his interim assignment on November 3, 2023. Mr. Mitchell’s separation date was effective September 1, 2023.

2024 Proxy Statement 65

Discussion and Analysis of 2023 Compensation

All Other Compensation

The following table summarizes the incremental cost of perquisites and other benefits provided to our NEOs in 2023, and describes the benefits included in the “All Other Compensation” column of the 2023 Summary Compensation Table:

All Other Compensation	Year	F. Nicholas Grasberger III	Tom G. Vadaketh	Peter F. Minan	Russell C. Hochman	Jeffrey A. Beswick	Jennifer O. Kozak	A. Russell Mitchell

Relocation Expenses(1)	2023	$0	$0	$0	$0	$177,935	$0	$0

Expat Assignment(2)	2023	$0	$0	$0	$0	$0	$0	$460,425

Company contributions to qualified plan	2023	$13,200	$2,885	$0	$13,200	$4,385	$13,200	$13,200

Dollar value of executive physical exam paid by us or on our behalf	2023	$3,000	$0	$3,000	$3,000	$0	$0	$0

Dollar value of life insurance premiums paid by Company or on our behalf	2023	$1,718	$358	$1,432	$1,718	$1,146	$1,718	$573

Dollar value of health insurance premiums paid by Company or on our behalf	2023	$19,713	$2,401	$16,051	$15,299	$11,840	$12,923	$14,160

Company contributions to Health Savings Account	2023	$870	$0	$870	$1,080	$0	$870	$0

Dollar value of long-term disability premiums paid by us or on our behalf	2023	$420	$88	$350	$420	$280	$420	$280

Company contributions under Non-Qualified Restoration Plan	2023	$55,456	$12,088	$16,615	$18,423	$0	$10,618	$0

Severance payments and benefits(3)	2023	$0	$0	$0	$0	$0	$0	$1,501,762

Total	2023	$94,377	$17,820	$38,318	$53,140	$195,586	$39,749	$1,990,400
(1)

The amounts reported consists of relocation expense payments to Mr. Beswick, determined in a manner similar to relocation benefits previous offered under the Executive Philadelphia Relocation Program as described above in the CD&A, in the amount of $125,000 plus a tax gross up of $52,935.

(2)

The amounts reported relate to Mr. Mitchell’s United Kingdom expat assignment in accordance with the Company’s standard expat policy. The total amount reported includes standard U.K. tax gross up of $329,781, housing and car allowances of $84,151, Medicare gross up of $13,800, relocation airfare cost of $10,791, and other sundry expenses of $21,902.

(3)

The amount for Mr. Mitchell reflects payment received (or to be received) pursuant to the terms of his Separation Agreement including the estimated U.K. tax gross up of $498,175 based on December 31, 2023 payroll tax rates since all applicable payments will be taxed in the United Kingdom due to his expat assignment, the terms of which are described in detail under the heading “Separation Arrangements”.

66 2024 Proxy Statement

Discussion and Analysis of 2023 Compensation

2023 Grants of Plan-Based Awards Table

The following table sets forth information concerning grants of plan-based awards made to the NEOs during 2023:

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All other Stock Awards: Number of shares of Stock or Units RSUs (#)(3)	All Other Option Awards: Number of Securities or Underlying Options SARs (#)(4)	Exercise or Base Price of SAR/ Option Awards ($)	Grant Date Fair Value of Stock and SAR/Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

F. Nicholas Grasberger III

		$278,924	$1,115,696	$2,231,392
	3/7/2023				59,563	238,252	476,504				$2,599,329
	3/7/2023							119,126			$887,489

	3/7/2023								194,625	$7.45	$887,490

Tom G. Vadaketh(8)

		$26,442	$105,769	$211,538

	11/7/2023							254,237			$1,499,998

Peter F. Minan(5, 6)

	1/31/2023							11,944			$94,835
	2/28/2023							11,210			$94,837
	3/31/2023							13,885			$94,835
	4/30/2023							13,804			$94,833
	5/31/2023							11,210			$94,837
	6/30/2023							9,609			$94,841
	7/31/2023							10,057			$94,838
	8/31/2023							12,730			$94,839
	9/30/2023							13,135			$94,835
	10/31/2023							16,522			$94,836

Russell C. Hochman

		$89,698	$358,792	$717,584

	3/7/2023				9,262	37,047	74,094				$404,183

	3/7/2023							37,047			$276,000

	3/7/2023								60,525	$7.45	$275,994

Jeffrey A. Beswick(8)

		$59,946	$239,784	$479,568
	5/9/2023				7,334	29,337	58,674				$447,096
	5/9/2023							29,337			$273,127

	5/9/2023								48,427	$9.31	$273,128

2024 Proxy Statement 67

Discussion and Analysis of 2023 Compensation

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All other Stock Awards: Number of shares of Stock or Units RSUs (#)(3)	All Other Option Awards: Number of Securities or Underlying Options SARs (#)(4)	Exercise or Base Price of SAR/ Option Awards ($)	Grant Date Fair Value of Stock and SAR/Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Jennifer O. Kozak

		$66,625	$266,500	$533,000
	3/7/2023				5,733	22,931	45,862				$250,177
	3/7/2023							22,931			$170,836

	3/7/2023								37,464	$7.45	$170,836

A. Russell Mitchell(7)

	3/7/2023				4,859	19,436	38,872				$212,047

	3/7/2023							19,436			$144,798

	3/7/2023								31,754	$7.45	$144,798
(1)

These columns reflect 2023 AIP award opportunities for the NEOs. AIP awards were made pursuant to the 2013 Equity and Incentive Compensation Plan, as amended (“2013 Plan”), and are described more fully in the section entitled “2023 AIP Awards” in the CD&A. Target estimated payouts are based on the NEO’s annual base salary rate multiplied by their target AIP percent pro-rated for their hire date or change in role. Threshold amounts represent approximately 25% of the full target values, the target is 100% of the full target values and maximum amounts represent 200% of full target values. Actual 2023 AIP payouts are disclosed in the “Non-Equity Incentive Plan Compensation” column of the 2023 Summary Compensation Table.

(2)

These columns reflect the range of 2023 PSU award opportunities. Threshold amounts represent approximately 25% of target values, the target is 100% of the full target value, and maximum amounts represent 200% of target values. These PSUs will generally cliff vest on December 31, 2025.

(3)

This column reflects the RSU component of the 2023 LTIP awards granted to the NEOs under our 2013 Plan, as amended and are described more fully under the heading “Long-Term Incentive Awards” in the CD&A. These RSUs will generally vest ratably on the first three anniversaries of the grant date. The value reflects the RSU’s grant date fair value as of March 7, 2023 (computed in accordance with FASB ASC Topic 718) of $7.45 for all NEOs except for Mr. Beswick, whose grant value reflects the RSU’s grant date fair value as of May 9, 2023 (computed in accordance with FASB ASC Topic 718) of $9.31, Mr. Vadaketh, whose grant value reflects the RSU’s grant date fair value as of November 7, 2023 (computed in accordance with FASB ASC Topic 718) of $5.90, and Mr. Minan, whose 2023 grants immediately vested per the terms and conditions of his interim assignment, and as set forth in the 2023 Option Exercises and Stock Vested Table.

(4)

This column reflects the SAR component of the 2023 LTIP awards granted to the NEOs, which were granted under our 2013 Plan, as amended and are described more fully under the heading “Long-Term Incentive Awards” in the CD&A. These SARs will generally vest ratably over three years and expire 10 years from the date of grant. On March 7, 2023, SARs were granted with a strike price of $7.45, the Company’s grant date stock price, to all NEO’s except for Mr. Minan and Mr. Vadaketh, who did not receive a SAR grant in 2023 and Mr. Beswick’s SARs which were granted on May 9, 2023 with a strike price of $9.31.

(5)	Mr. Minan was not eligible to participate in the AIP program for 2023.

(6)

Mr. Minan did not receive a LTIP grant in 2023 due to his appointment as Interim Senior Vice President and CFO. However, as described in footnote (3) above in connection with his services as Interim Senior Vice President and CFO for the period of January 1, 2023 through November 3, 2023, Mr. Minan received a monthly common stock grant award equalling approximately $94,833 determined using the closing stock price on the last business day of each month.

(7)	Mr. Mitchell forfeited all unvested LTIP awards on September 1, 2023 and did not participate in the 2023 AIP Program.

(8)	Mr. Vadaketh’s and Mr. Beswick’s AIP targets are pro-rated based on their hire date of October 16, 2023 and May 1, 2023, respectively.

68 2024 Proxy Statement

Discussion and Analysis of 2023 Compensation

Outstanding Equity Awards at 2023 Fiscal Year-End Table

The following table sets forth information concerning the outstanding equity awards for the NEOs as of December 31, 2023:

	Option Awards(1)				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)

F. Nicholas Grasberger III

	0	194,625	$7.45	3/7/2033

	39,507	79,014	$12.65	3/4/2032

	52,704	26,352	$18.58	3/1/2031

	304,908	0	$10.29	3/10/2030

	86,994	0	$22.51	3/6/2029

	93,232	0	$19.80	3/2/2028

	134,585	0	$13.70	3/3/2027

	281,570	0	$7.00	5/6/2026

	243,579	0	$16.53	5/8/2025

	84,290	0	$25.11	8/1/2024

	51,900	0	$23.25	4/7/2024

					178,963	$1,610,667

							59,563	$536,067

Tom G. Vadaketh

					254,237	$2,288,133

Peter F. Minan(6)

Russell C. Hochman

	0	60,525	$7.45	3/7/2033

	9,680	19,360	$12.65	3/4/2032

	12,913	6,457	$18.58	3/1/2031

	62,322	0	$10.29	3/10/2030

	16,165	0	$22.51	3/6/2029

	17,102	0	$19.80	3/2/2028

	19,848	0	$13.70	3/3/2027

	25,955	0	$7.00	5/6/2026

	18,710	0	$16.53	5/8/2025

	7,258	0	$25.93	5/9/2024

					51,709	$465,381

							9,262	$83,356

2024 Proxy Statement 69

Discussion and Analysis of 2023 Compensation

	Option Awards(1)				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)

Jeffrey A. Beswick

	0	48,427	$9.31	5/9/2033

					29,337	$264,033

							7,334	$66,008

Jennifer O. Kozak

	0	37,464	$7.45	3/7/2033

					26,410	$237,690

							5,733	$51,595

A. Russell Mitchell(7)

(1)	These columns reflect the following awards:
(a)	For Mr. Grasberger, Mr. Hochman and Ms. Kozak (the first entry in these columns), the SARs granted on March 7, 2023;
(b)	For Mr. Beswick (the first entry in these columns), the SARs granted on May 9, 2023;
(c)	For Mr. Grasberger and Mr. Hochman (the second entry in these columns), the SARs granted on March 4, 2022;
(d)	For Mr. Grasberger and Mr. Hochman (the third entry in these columns), the SARs granted on March 1, 2021;
(e)	For Mr. Grasberger and Mr. Hochman (the fourth entry in these columns), the SARs granted on March 10, 2020;
(f)	For Mr. Grasberger and Mr. Hochman (the fifth entry in these columns), the SARs granted on March 6, 2019;
(g)	For Mr. Grasberger and Mr. Hochman (the sixth entry in these columns), the SARs granted on March 2, 2018;
(h)	For Mr. Grasberger and Mr. Hochman (the seventh entry in these columns), the SARs granted on March 3, 2017;
(i)	For Mr. Grasberger and Mr. Hochman (the eighth entry in these columns), the SARs granted on May 6, 2016;
(j)	For Mr. Grasberger and Mr. Hochman (the ninth entry in these columns), the SARs granted on May 8, 2015;
(k)	For Mr. Grasberger (the tenth entry in these columns), the SARs granted on August 1, 2014;
(l)	For Mr. Hochman (the tenth entry in these columns), the SARs granted on May 9, 2014; and
(m)	For Mr. Grasberger (the eleventh entry in these columns), the SARs granted on April 7, 2014.

2013 SARs grants generally vest and become exercisable in five equal installments on the first five anniversaries of the date of grant. The 2014 and later SARs grants generally vest and become exercisable in three equal installments on the first three anniversaries of the date of grant. The exercise prices for the SARs granted in 2013 and later are equal to the closing price of our Common Stock on the date of grant, except the March 10, 2020 where the strike price was set at $10.29 and the grant date stock price was $8.05. 2013 and later SARs grants were made pursuant to the 2013 Plan.

(2)	The stock awards reflected in this column consist of:
(a)

The following numbers of RSUs granted to Mr. Grasberger, Mr. Hochman and Ms. Kozak on March 7, 2023, Mr. Vadaketh on November 7, 2023, and Mr. Beswick on May 9, 2023 which in each case will generally vest one-third annually over three years after the grant date: Mr. Grasberger, 119,126 RSUs; Mr. Hochman, 37,047 RSUs; Ms. Kozak, 22,931 RSUs; Mr. Vadaketh, 254,237 RSUs; Mr. Beswick, 29,337 RSUs;

(b)

The following numbers of RSUs granted to Mr. Grasberger, Mr. Hochman and Ms. Kozak on March 4, 2022, which in each case will generally vest one-third annually over three years after the grant date: Mr. Grasberger, 44,973 RSUs; Mr. Hochman, 11,020 RSUs; Ms. Kozak, 3,479 RSUs; and

(c)

The remaining unvested portion of the following numbers of RSUs granted to Mr. Grasberger and Mr. Hochman on March 1, 2021, which in each case will generally vest one-third annually over three years after the grant date: Mr. Grasberger, 14,864 RSUs; Mr. Hochman, 3,642 RSUs.

(3)	The market value was computed by multiplying the closing market price of our stock on December 31, 2023 ($9.00) by the number of RSUs and estimated shares in the previous column.

(4)	The stock awards reflected in this column consist of PSUs based on:
(a)

An estimate at below threshold performance for target grants of 134,918, 16,529 and 5,218 PSUs made to Mr. Grasberger, Mr. Hochman, and Ms. Kozak, respectively, on March 4, 2022, which will generally “cliff” vest on December 31, 2024 based on performance for the three-year period ended December 31, 2024; and

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Discussion and Analysis of 2023 Compensation

(b)

An estimate at threshold performance for target grants of 238,252, 37,047 and 22,931 PSUs made to Mr. Grasberger, Mr. Hochman, and Ms. Kozak, respectively, on March 7, 2023, and an estimate of at threshold performance for target grant of 29,337 PSUs made to Mr. Beswick on May 9, 2023, each of which will generally “cliff” vest on December 31, 2025 based on performance for the three-year period ended December 31, 2025.

(5)

The market value reflects a zero market value for the PSUs for all grants issued in March 4, 2022 with a three-year performance period ending December 31, 2024 since it is anticipated that no payout will occur due to a below threshold performance attainment and a market value based on the closing market price of our stock on December 31, 2023 ($9.00) multiplied by the number of PSUs (25% of the target amount) for all PSUs granted on March 7, 2023 and May 9, 2023 for all NEO’s except Mr. Vadaketh and Mr. Minan whom did not receive a PSU grant in 2023. PSUs granted to Mr. Mitchell were forfeited due to his termination.

(6)	Mr. Minan forfeited all outstanding unvested equity awards due to his retirement on March 18, 2022, prior to his appointment as Interim Senior Vice President and CFO.

(7)

Mr. Mitchell forfeited all outstanding unvested equity awards on September 1, 2023, the last day worked at the Company. For Mr. Mitchell any vested but not exercised SARs were cancelled on November 30, 2023. As a result, Mr. Mitchell did not have any equity awards outstanding at December 31, 2023.

2024 Proxy Statement 71

Discussion and Analysis of 2023 Compensation

2023 Option Exercises and Stock Vested Table

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)(4)	Value Realized on Exercise ($)(4)	Number of Shares Acquired on Vesting (#)(1), (2)	Value Realized on Vesting ($)(3)

F. Nicholas Grasberger III	-	-	67,278	$534,981

Tom G. Vadaketh	-	-	-	$0

Peter F. Minan	-	-	124,106	$948,364

Russell C. Hochman	-	-	15,269	$122,074

Jeffrey A. Beswick	-	-	-	$0

Jennifer O. Kozak	-	-	1,739	$14,555

A. Russell Mitchell	-	-	10,150	$81,046

(1)	The number of shares in this column consists of the shares earned in settlement of the time-based portion of the LTIP awards, pursuant to the terms of the 2013 Plan, as follows:
(a)

Mr. Grasberger’s shares consisted of three RSU grants, one grant of 14,864 RSUs vested on March 1, 2023, at a fair market value of $8.41; the second grant of 22,486 RSUs vested on March 4, 2023, at a fair market value of $8.37; and the third grant of 29,928 RSUs vested on March 10, 2023, at a fair market value of $7.41.

(b)	Mr. Vadaketh did not have any awards vest during 2023.
(c)

Mr. Minan’s shares consisted of one grant of 11,944 RSUs granted and vested on January 31, 2023, at a fair market value of $7.94; the second grant of 11,210 RSUs granted and vested on February 28, 2023, at a fair market value of $8.46; the third grant of 13,885 RSUs granted and vested on March 31, 2023, at a fair market value of $6.83; the fourth grant of 13,804 RSUs granted and vested on April 30, 2023, at a fair market value of $6.87; the fifth grant of 11,210 granted and vested on May 31, 2023, at a fair market value of $8.46; the sixth grant of 9,609 granted and vested on June 30, 2023, at a fair market value of $9.87; the seventh grant of 10,057 granted and vested on July 31, 2023, at a fair market value of $9.43; the eighth grant of 12,730 granted and vested August 31, 2023, at a fair market value of $7.45; the ninth grant of 13,135 granted and vested on September 30, 2023, at a fair market value of $7.22; and the tenth grant of 16,522 granted and vested on October 31, 2023, at a fair market value of $5.74.

(d)	Mr. Beswick did not have any awards vest during 2023.
(e)

Mr. Hochman’s shares consisted of three RSU grants, one grant of 3,642 RSUs vested on March 1, 2023, at a fair market value of $8.41; the second grant of 5,509 RSUs vested on March 4, 2023, at a fair market value of $8.37; and the third grant of 6,118 RSUs vested on March 10, 2023, at a fair market value of $7.41.

(f)	Ms. Kozak’s shares consisted of one RSU grant of 1,739 RSUs vested on March 4, 2023, at a fair market value of $8.37.
(g)

Mr. Mitchell’s shares consisted of three RSU grants, one grant of 2,379 RSUs vested on March 1, 2023, at a fair market value of $8.41; the second grant of 3,599 RSUs vested on March 4, 2023, at a fair market value of $8.37; and the third grant of 4,172 RSUs vested on March 10, 2023, at a fair market value of $7.41.

(2)

On December 31, 2023, the PSUs granted in 2021 with vesting conditioned on Enviri’s TSR performance relative to the S&P 600 Industrials Index for the 3-year period from 2021 through 2023 ended. Enviri’s TSR for the period was at the 5th percentile of the Index, resulting in no payout earned based on the 2021 grant.

(3)	For the RSUs, the value realized on vesting was calculated using the fair market value based on the closing stock prices of our Common Stock on the respective vesting dates.

(4)	During 2023, none of our NEOs exercised SARs.

72 2024 Proxy Statement

Discussion and Analysis of 2023 Compensation

2023 Pension Benefits

None of our NEOs are covered under the Enviri Employees Pension Plan, therefore no future payments are expected.

2023 Nonqualified Deferred Compensation Table

The following table describes the nonqualified deferred compensation of the NEOs:

Name	Plan Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)(1)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last FYE ($)(3)

F. Nicholas Grasberger III

	Non-Qualified Restoration Plan	$0	$55,456	$93,846	$0	$704,840

Tom G. Vadaketh

	Non-Qualified Restoration Plan	$0	$12,088	$0	$0	$12,088

Peter F. Minan

	Non-Qualified Restoration Plan	$0	$16,615	$21,906	$0	$244,207

Russell C. Hochman

	Non-Qualified Restoration Plan	$0	$18,423	$40,204	$0	$207,574

Jeffrey A. Beswick

	Non-Qualified Restoration Plan	N/A	N/A	N/A	N/A	N/A

Jennifer O. Kozak

	Non-Qualified Restoration Plan	$0	$10,618	$594	$0	$11,212

A. Russell Mitchell

	Non-Qualified Restoration Plan	$0	$0	$6,964	$0	$47,919
(1)

This column reflects amounts contributed by us to the bookkeeping account maintained for each applicable NEO under our NQ RSIP. The NQ RSIP is an unfunded plan, and contributions are made in the form of credits of non-qualified deferred compensation to bookkeeping accounts maintained as a record of the benefits to which participants are entitled. The amounts reported in this column are reported as compensation for 2023 in the 2023 Summary Compensation Table under the “All Other Compensation” column.

(2)

Aggregate earnings/(losses) in 2023 include (a) earnings/(losses) on the bookkeeping account maintained for the applicable NEO under the NQ RSIP, credited at the same rates of return as those applicable to the investment fund(s) selected by the NEO under the RSIP; and (b) as applicable, dividend equivalents credited to the portion of each applicable NEOs’ bookkeeping account, if any, deemed to be invested in the Enviri Corporation Stock fund under the NQ RSIP. The investment options available under the NQ RSIP are substantially consistent with those available under the RSIP. Because there were no preferential earnings/(losses) on deferred compensation during fiscal year 2023, none of the amounts reported in this column are reported as compensation for 2023 in the Summary Compensation Table.

(3)

Amounts reflect the value of the bookkeeping account maintained for each applicable NEO under the NQ RSIP, determined based on the value of the investment fund(s) to which such account is deemed to be allocated. The following amounts are included in the fiscal year-end balance and, for NEOs that were included in the fiscal 2022 proxy disclosure, were previously reported in the 2022 Summary Compensation Table as compensation: Mr. Grasberger, $42,642; Mr. Minan, $21,412; Mr. Hochman, $12,939; Mr. Mitchell, $13,466; for Mr. Vadaketh, Mr. Beswick, and Ms. Kozak no amounts were reported in fiscal year 2022. The year-end aggregate balance for the NEOs as reported on the 2022 proxy disclosure, which are included in 2022 aggregate balance, were as follows: Mr. Grasberger, $555,538; Mr. Minan, $205,685; Mr. Hochman, $148,947; Ms. Kozak, $0, and Mr. Mitchell, $40,956; Mr. Vadaketh and Mr. Beswick did not participate in the NQ RSIP.

2024 Proxy Statement 73

Discussion and Analysis of 2023 Compensation

CEO Pay Ratio Disclosure

Pursuant to Section 953(b) of the Dodd-Frank Act, the SEC issued the “Pay Ratio” disclosure rule under Item 402(u) of Regulation S-K requiring companies to disclose the ratio of annual total compensation for their Principal Executive Officer (“PEO”) to that of the employee identified as the Company’s median compensated individual.

We determined that the 2023 annual total compensation of the individual identified as the Company’s median compensated individual (excluding the CEO) was $50,665, the annual total compensation of Mr. Grasberger was $6,598,650 and the ratio between the two was 130:1.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Methodology for Selecting the Median Employee

During 2023, and consistent with SEC requirements, Enviri completed a recalculation to determine its median employee for 2023.

We selected October 1, 2023 as our determination date and used foreign exchange rates effective on September 30, 2023. We applied the five percent (5%) “de minimis” allowance to exclude the following countries from our employee population totaling 4.93%:

•	Egypt: 571 employees or 4.46 % of 12,801; and

•	Argentina: 56 employees or 0.44 % of 12,801; and

•	Algeria: 4 employees or 0.03% of 12,801.

The total population used for the “de minimis” exception prior to these exclusions is 12,801, with 4,035 being U.S. based employees, and 8,135 being non-U.S. employees. After applying the five percent (5%) “de minimis” exclusion, the total population is 12,170.

In selecting the median employee, we utilized a valid statistical sampling approach to identify a cluster of employees within 10% of the median, using a consistently applied compensation measure of annual base pay. To determine annual base pay for our hourly and our part-time employee population, we used reasonable assumptions to calculate the actual hours worked. From the cluster of employees at or near the median, we selected a median employee that best represented our overall employee population.

Putting the Ratio in Context

As discussed in the CD&A of this proxy, we target pay and benefits at competitive levels based on the job duties and location of the employee. It is our philosophy to offer total remuneration opportunities that actively support recruiting, motivating, and retaining talented employees at all levels within our organization.

Our workforce is global – we have employees located in 36 countries around the world. Our international employee footprint is driven by the needs of our clients, with the majority of our employees working at client sites outside of the United States. As such, when interpreting our pay ratio results, it is important to keep in mind that pay practices vary by country based on client contract terms, local statutory requirements, cost of living and applicable local market competitive pay practices.

Lastly, total compensation for our Senior Executives is comprised of a significant portion that varies based on financial and stock price performance of the Company. Eighty-two percent (82%) of our CEO’s total pay varies with performance while the majority of pay for our median employee seventy-eight percent (78%) is fixed base salary and overtime. The equity portion of the CEO’s pay used in the pay ratio calculation reflects his “opportunity” and the actual value of these awards will vary based on stock price and performance.

74 2024 Proxy Statement

Discussion and Analysis of 2023 Compensation

Pay Versus Performance Disclosure
In accordance with rules adopted by the Securities and Exchange Commission (“SEC”) pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive “compensation actually paid” (“CAP”) and certain Company performance for the fiscal years listed below. You should refer to our Compensation Discussion & Analysis (“CD&A”) for a complete description of how executive compensation relates to Company performance and how the Compensation Committee makes its decisions.
($’s in Thousands)

Year (1)	Summary Compensation Table Total for PEO (2)	Compensation Actually Paid to PEO (3)	Average Summary Compensation Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs (3)	Value of Initial Fixed $100 Investment based on:		Net Income (6)	Business Unit Contribution (“BUC”) (7)
					Company TSR (4)	Peer Group TSR (5)

2023	$6,599	$7,749	$2,132	$2,217	$39.11	$147.49	($47,496)	$91,608

2022	$5,926	($1,399)	$1,246	$136	$27.34	$113.61	($176,431)	$57,946

2021	$5,394	$1,521	$1,307	$858	$72.62	$123.67	$2,729	$41,858

2020	$3,793	$5,709	$1,113	$1,268	$78.14	$112.44	($21,975)	$35,177
(1)	Amounts reported per year include only data reported for the NEOs for the corresponding year.
(2)
The amounts reported in this column correspond to the amounts reported in the Company’s Proxy Statement Summary Compensation Table (“SCT”). The PEO in each covered year is Mr. Grasberger. The non-PEO NEOs for whom the average compensation is presented in this table for fiscal 2023 are Messrs. Vadaketh, Minan, Hochman, Beswick, and Ms. Kozak, and Mr. Mitchell. For 2022, Messrs. Minan, Aga, Hochman, Mitchell, Ms. Kozak, Mr. Stanton, and Ms. Livingston. For 2021, the NEOs include Messrs. Minan, Aga, Hochman, Stanton, and Ms. Livingston. For 2020, the NEOs include Messrs. Minan, Hochman, Stanton, Ms. Livingston, and Ms. McKenzie.

(3)	PEO and non-PEO NEO CAP was calculated as follows:

Year	Summary Compensation Table Total	Less: Grant Date Fair Value per SCT Total Pay	Additions To : SCT Total Pay (a)	Compensation Actually Paid

F. Nicholas Grasberger III, CEO serving as the PEO

2023	$6,598,650	($4,374,308)	$5,525,031	$7,749,373

2022	$5,926,007	($3,938,251)	($3,386,836)	($1,399,081)

2021	$5,393,717	($3,920,447)	$47,772	$1,521,043

2020	$3,793,021	($2,173,365)	$4,089,080	$5,708,736

Average of Other Non-PEO NEO’s

2023	$2,131,871	($915,230)	$1,000,131	$2,216,771

2022	$1,245,591	($630,208)	($479,135)	$136,248

2021	$1,307,238	($612,034)	$162,649	$857,853

2020	$1,112,707	($472,960)	$627,920	$1,267,667
(a)
The additions to the SCT includes the year-end Fair Market Value (“FMV”) of the awards granted for the applicable year plus or minus the annual change in the FMV as of the year-end for unvested awards granted in prior years as well as plus or minus the change in the FMV as of the date of vesting for awards vested in each applicable year versus the ending stock price of the prior year. The FMV of each PSU grant was estimated on the measurement date using a Monte Carlo pricing model and is reported on the table below. In addition, the FMV for each SAR grant was estimated on the measurement date using a Black Scholes pricing model; details noted below.

2024 Proxy Statement 75

Discussion and Analysis of 2023 Compensation

Performance Share Units

Measurement Dates	12/31/2019		12/31/2020		12/31/2021			12/31/2022		12/31/2023	At Vesting

Award Grant Date	Fair Value Price	Stock Price @ Valuation Date	Fair Value Price	Stock Price @ Valuation Date	Fair Value Price	Stock Price @ Valuation Date	Fair Value Price	Stock Price @ Valuation Date	Fair Value Price	Stock Price @ Valuation Date	Vesting Date	Stock Price (i)

3/2/2018	$35.24	$23.01									12/31/2020	$17.98

7/30/2018	$35.24	$23.01									12/31/2020	$17.98

3/6/2019	$25.78	$23.01	$15.71	$17.98							12/31/2021	$16.71

3/10/2020			$20.69	$17.98	$6.48	$16.71					12/31/2022	$6.29

10/19/2020			$20.69	$17.98	$6.48	$16.71					12/31/2022	$6.29

3/1/2021					$19.52	$16.71	$1.26	$6.29			12/31/2023	$9.00

3/4/2022							$3.58	$6.29	$1.89	$9.00

3/7/2023									$13.12	$9.00

5/9/2023									$13.12	$9.00

Stock Appreciation Rights

Grant Date (ii)	Measurement Date	Stock Price At Measurement Date	Strike Price	Risk Free Rate	Volatility	Expected Life	Black Scholes Fair Value

3/3/2017	12/31/2019	$23.01	$13.70	1.64%	45.64%	3.68	$12.29

3/3/2017	3/3/2020	$11.40	$13.70	0.75%	55.49%	4.15	$4.39

3/2/2018	12/31/2019	$23.01	$19.80	1.66%	53.19%	4.42	$11.24

3/2/2018	3/2/2020	$12.18	$19.80	0.92%	51.43%	5.71	$4.22

3/2/2018	12/31/2020	$17.98	$19.80	0.27%	61.39%	4.03	$7.90

3/2/2018	3/2/2021	$17.02	$19.80	0.47%	62.83%	4.05	$7.45

7/30/2018	12/31/2019	$23.01	$24.65	1.69%	51.20%	5.11	$10.17

7/30/2018	7/30/2020	$15.83	$24.65	0.28%	61.33%	5.59	$6.82

7/30/2018	12/31/2020	$17.98	$24.65	0.38%	63.67%	5.14	$8.25

7/30/2018	7/30/2021	$20.12	$24.65	0.56%	61.85%	4.21	$8.60

3/6/2019	12/31/2019	$23.01	$22.51	1.70%	50.99%	5.18	$10.80

3/6/2019	3/6/2020	$10.29	$22.51	0.69%	47.34%	7.21	$2.97

3/6/2019	12/31/2020	$17.98	$22.51	0.40%	63.37%	5.27	$8.72

3/6/2019	3/6/2021	$16.95	$22.51	0.81%	64.52%	5.10	$8.08

3/6/2019	12/31/2021	$16.71	$22.51	1.21%	61.11%	4.69	$7.19

3/6/2019	3/6/2022	$12.65	$22.51	1.65%	61.30%	5.20	$5.01

3/10/2020	12/31/2020	$17.98	$10.29	0.39%	63.45%	5.19	$11.86

3/10/2020	3/10/2021	$18.10	$10.29	0.68%	61.17%	4.50	$11.44

3/10/2020	12/31/2021	$16.71	$10.29	1.18%	61.69%	4.44	$10.34

3/10/2020	3/10/2022	$13.46	$10.29	1.89%	65.65%	4.00	$7.74

76 2024 Proxy Statement

Discussion and Analysis of 2023 Compensation

Stock Appreciation Rights

Grant Date (ii)	Measurement Date	Stock Price At Measurement Date	Strike Price	Risk Free Rate	Volatility	Expected Life	Black Scholes Fair Value

3/10/2020	12/31/2022	$6.29	$10.29	3.95%	64.86%	5.21	$2.98

3/10/2020	3/10/2023	$7.41	$10.29	3.99%	67.69%	4.59	$3.69

10/19/2020	12/31/2020	$17.98	$14.89	0.48%	61.60%	5.80	$10.62

10/19/2020	10/19/2021	$16.97	$14.89	1.05%	61.00%	4.50	$8.96

10/19/2020	12/31/2021	$16.71	$14.89	1.26%	59.97%	5.05	$9.09

10/19/2020	10/19/2022	$4.51	$14.89	4.07%	63.01%	7.10	$1.85

10/19/2020	12/31/2022	$6.29	$14.89	3.93%	61.42%	6.55	$2.73

3/1/2021	12/31/2021	$16.71	$18.58	1.31%	59.08%	5.62	$8.49

3/1/2021	3/1/2022	$12.01	$18.58	1.62%	63.29%	6.27	$5.99

3/1/2021	12/31/2022	$6.29	$18.58	3.92%	63.66%	7.18	$2.78

3/1/2021	3/1/2023	$8.41	$18.58	4.15%	61.26%	6.43	$3.75

3/1/2021	12/31/2023	$9.00	$18.58	3.82%	64.42%	5.67	$3.98

3/4/2022	12/31/2022	$6.29	$12.65	3.91%	63.45%	7.41	$3.34

3/4/2022	3/4/2023	$8.37	$12.65	4.15%	61.82%	6.19	$4.38

3/4/2022	12/31/2023	$9.00	$12.65	3.82%	64.47%	5.63	$4.75

3/7/2023	12/31/2023	$9.00	$7.45	3.81%	66.53%	5.19	$5.72

5/9/2023	12/13/2023	$9.00	$9.31	3.81%	64.92%	5.51	$5.33
(i)	Stock Prices reported equal the company’s year-end stock price for the vesting dates noted.
(ii)	The March 2020 grant FMV was estimated on measurement date using a Monte Carlo simulation because exercise price is greater than the FMV of Enviri Common Stock on the grant date.
(4)	Enviri’s and the Peer Group’s Total Stockholders Return (“TSR”) is based on investing $100 on December 31, 2019.
(5)	The Peer Group utilized is the Dow Jones US Diversified Industrials.
(6)	Amounts reflect the Net Income (Loss) of the Company as reported in the Form 10-K Annual Report for the corresponding fiscal years of 2023, 2022, 2021 and 2020.
(7)
Amounts reflect the adjusted Enviri Business Unit Contribution (BUC) as reported in the Company’s Proxy Statement for the years 2023, 2022, 2021 and 2020. For further details, please refer to the “AIP Performance Metrics and Payouts” section in the CD&A.

Tabular List of Most Important Financial Performance Measures
In our assessment, the most important financial performance measures used to link CAP (as calculated in accordance with the SEC rules), to our NEOs in 2023 to our performance were:

Tabular List of Most Important Financial Measures Used for Determining NEO Pay

Business Unit Contribution – (“BUC”)

Relative Total Stockholder Return – (“rTSR”)

2024 Proxy Statement 77

Discussion and Analysis of 2023 Compensation

Pay Versus Performance: Graphical Description
The illustrations below provide a graphical description of CAP (calculated in accordance with the SEC rules) and the following measures:

•	the Company’s cumulative TSR and the Peer Group’s cumulative TSR;

•	the Company’s Net Income; and

•	the Company Selected Measure, which for Enviri is BUC.
CAP and Cumulative TSR / Cumulative TSR of the Peer Group

CAP and Company Net Income

CAP and BUC
For more information about BUC, please refer to the “AIP Performance Metrics and Payout” section in the CD&A.

78 2024 Proxy Statement

Discussion and Analysis of 2023 Compensation

Termination or Change in Control Arrangements

We have entered into agreements with and maintain plans that will require us to provide compensation to certain of our NEOs in the event of a termination of employment, including as the result of a change in control.

Set forth below are tables, one for each NEO who remained an officer as of December 31, 2023, showing our payment obligations following the potential termination of the officer’s employment with us, including as the result of a change in control. The amounts disclosed below in each table are estimates only and do not necessarily reflect the actual amounts that would be paid to the officers, which would only be known at the time that they become eligible for payment and, in the case of payments related to a change in control, would only be payable if a change in control were to occur. The tables reflect the amounts that would be payable under various change in control arrangements assuming that the termination event occurred on December 31, 2023.

Termination as a Result of

	Change in Control(2)	For Cause or Voluntary(3)	Involuntary not for Cause(4)	Death or Disability(5)	Retirement(6)

Compensation

Unpaid base salary through date of termination	✓	✓	✓	✓	✓

Unpaid non-equity incentive plan compensation	✓		✓	✓	✓

Unpaid long-term incentives

Restricted Stock Units

Vested	✓	✓	✓	✓	✓

Unvested and accelerated(1)	✓			✓	✓

Stock Options

Vested	✓	✓	✓	✓	✓

Unvested and accelerated

Stock Appreciation Rights

Vested	✓	✓	✓	✓	✓

Unvested and accelerated(1)	✓			✓	✓

Performance Shares	✓			✓	✓

Unpaid deferred compensation	✓	✓	✓	✓	✓

Multiple of base salary and target incentive award	✓

Benefits and perquisites

Defined benefit pension plan	✓	✓	✓	✓	✓

401(k) savings plan	✓	✓	✓	✓	✓

Supplemental retirement benefit plan	✓	✓	✓	✓	✓

Life insurance proceeds				✓(7)

Accrued but unpaid vacation	✓	✓	✓	✓

2024 Proxy Statement 79

Discussion and Analysis of 2023 Compensation

(1)

Pursuant to the terms of each RSU and SAR award agreement, RSUs and SARs granted to our NEOs immediately vest and become non-forfeitable upon the executive’s death, disability or retirement on or after the specified retirement age (age 62). RSUs and SARs granted to our NEOs under the 2013 Plan immediately vest and become non-forfeitable upon the executive’s qualifying termination following a change in control (as defined in the 2013 Plan).

(2)

In accordance with the terms of the change in control severance agreements entered into by and between us and certain of our NEOs (each, a “CIC Agreement”), Messrs. Grasberger, Vadaketh, Hochman and Beswick, and Ms. Kozak will each be entitled to the payments described below if such executive’s employment is terminated by us or by them under the circumstances described below during the three-year period following the date on which a “change in control” (as defined in the CIC Agreement) occurs (which we refer to as the “Protection Period”):

•

Termination due to death or disability (as defined in the CIC Agreement): the CIC Agreement will terminate without further obligations other than those accrued or earned and vested (if applicable) as of the date of termination, including:

•

the executive’s full base salary through the date of termination at the rate in effect on the date of termination or, if higher, at the highest rate in effect at any time from the 90-day period preceding the effective date of the change in control through the date of termination (the “Highest Base Salary”);

•	a pro-rata target annual incentive compensation payment for the year of termination; and

•

any compensation previously deferred by the executive (together with any accrued interest) and not yet paid by us and any accrued vacation pay not yet paid by us (we refer to the amounts in these three sub-bullets as the “Accrued Obligations”).

•

Termination for “cause” (as defined in the CIC Agreement): the CIC Agreement will terminate without further obligations other than the obligation to pay to the executive the Highest Base Salary through the date of termination plus the amount of any compensation previously deferred by the executive (together with any accrued interest) and not yet paid by us;

•

Termination by the executive other than for “good reason” (as defined in the CIC Agreement), including by reason of retirement: the CIC Agreement will terminate without further obligations other than those accrued or earned and vested (if applicable) through the date of termination, including the executive’s base salary through the date of termination at the rate in effect on the date of termination plus the amount of any compensation previously deferred by the executive (together with any accrued interest) and not yet paid by us; and

•	Termination by us (other than for “cause,” death or disability) or termination by the executive for “good reason”: we shall pay the executive the aggregate of the following amounts:

•

the executive’s full base salary and vacation pay accrued through the date of termination at the rate in effect on the date of termination plus pro-rated annual incentive compensation through the date of termination at the same percentage rate applicable to the calendar year immediately prior to the year in which the date of termination occurs, plus all other amounts to which the executive is entitled under any of our compensation plans, programs, practices or policies in effect at the time such payments are due;

•	any compensation previously deferred by the executive (together with any accrued interest) and not yet paid by us; and

•

a lump sum severance payment in an amount equal to a multiple of the executive’s Highest Base Salary and target annual incentive compensation in effect for the year in which the date of termination occurs. The multiple is three times base salary and target incentive compensation in the case of Mr. Grasberger, and two times base salary and target incentive compensation in the case of Messrs. Vadaketh, Hochman and Beswick, and Ms. Kozak.

The payments described above and shown in the individual tables below may be subject to reduction to avoid the imposition of golden parachute excise taxes in certain cases. No downward adjustments have been estimated or reflected in the individual tables below. No NEO is entitled to a gross-up payment to offset any golden parachute excise taxes or related taxes that may be owed as a result of the NEO’s receipt of compensation from the Company.

The individual tables below set forth the present value of lump sum payments for Accrued Obligations and the other payments described above based on 2023 salaries and 2023 target annual incentive compensation, assuming the triggering event occurred on December 31, 2023 during a Protection Period.

(3)

The individual tables below set forth the present value of the lump sum payments for each executive officer assuming (a) the executive officer was terminated for cause or voluntarily on December 31, 2023 and (b) that such termination took place either prior to a change in control or following the Protection Period (as defined above and as applicable to the NEO). In the case of a voluntary termination, both qualified pension plan and SERP benefits are payable.

80 2024 Proxy Statement

Discussion and Analysis of 2023 Compensation

(4)

The individual tables below set forth the present value of the lump sum payments for each executive officer assuming (a) the executive officer was terminated involuntarily without cause on December 31, 2023 and (b) that such termination took place either prior to a change in control or following the Protection Period (as defined above and as applicable to the NEO).

(5)

The individual tables below set forth the present value of the lump sum payments for each executive officer assuming (a) the executive’s death or disability occurred on December 31, 2023 and (b) that such death or disability took place either prior to a change in control or following the Protection Period (as defined above and as applicable to the NEO).

(6)	Life insurance proceeds are payable only in the event of the executive’s death (not disability).

(7)

The individual tables below set forth the present value of the lump sum payments for each executive officer assuming (a) the executive officer retired on December 31, 2023 and (b) that such retirement took place either prior to a change in control or following the Protection Period (as defined above and as applicable to the NEO).

2024 Proxy Statement 81

Discussion and Analysis of 2023 Compensation

The following table describes the potential compensation upon termination or a change in control for F. Nicholas Grasberger III, our Chairman, President & CEO, assuming such events occurred at December 31, 2023:

Termination as a Result of

Executive Benefits and Payments Upon Termination	Change in Control — Voluntary ($)	Change in Control — Involuntary not for Cause / for Good Reason ($)	Cause or Voluntary ($)(1)	Involuntary not for Cause ($)	Death ($)(2)	Disability ($)(2)	Retirement ($)

Compensation

Unpaid Base Salary	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Unpaid Non-Equity Incentive Plan Compensation(3)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Unpaid long-term incentives(4)

RSUs (unvested and accelerated)	-0-	1,610,667	-0-	-0-	1,610,667	1,610,667	-0-

SARs (unvested and accelerated)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

PSUs	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Multiple of Base Salary	-0-	3,042,807	-0-	-0-	-0-	-0-	-0-

Multiple of Non-Equity Incentive Plan Compensation	-0-	3,347,088	-0-	-0-	-0-	-0-	-0-

Deferred Compensation

NQ RSIP and Unpaid Deferred Compensation	704,840	704,840	704,840	704,840	704,840	704,840	704,840

RSIP	546,767	546,767	546,767	546,767	546,767	546,767	546,767

Benefits and perquisites

Pension	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Life Insurance Proceeds	-0-	-0-	-0-	-0-	800,000	-0-	-0-

Total:	1,251,607	9,252,169	1,251,607	1,251,607	3,662,274	2,862,274	1,251,607
(1)	If Mr. Grasberger were terminated during the Protection Period for cause, he would receive the payment shown for termination as a result of cause in a non-change in control scenario.

(2)	The amounts payable to Mr. Grasberger due to his death or disability during the Protection Period would match the amounts payable to him for such occurrences outside of the Protection Period.

(3)

Assumes all non-equity incentive plan compensation earned for 2023, as disclosed in the “Non-Equity Incentive Plan Compensation” column of the 2023 Summary Compensation Table, has been earned as of December 31, 2023, and thus is not additional compensation resulting from the termination scenarios described in this table.

(4)	Vesting of awards granted under the 2013 Plan only accelerates in the event of a qualifying termination following a change in control.

82 2024 Proxy Statement

Discussion and Analysis of 2023 Compensation

The following table describes the potential compensation upon termination or a change in control for Tom G. Vadaketh, our Senior Vice President & CFO, assuming such events occurred at December 31, 2023:

Termination as a Result of(1)(2)

Executive Benefits and Payments Upon Termination	Change in Control — Voluntary ($)	Change in Control — Involuntary not for Cause / for Good Reason ($)	Cause or Voluntary ($)	Involuntary not for Cause ($)	Death ($)	Disability ($)	Retirement ($)

Compensation

Unpaid Base Salary	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Unpaid Non-Equity Incentive Plan Compensation	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Unpaid long-term incentives

RSUs (unvested and accelerated)	-0-	2,288,133	-0-	-0-	2,288,133	2,288,133	-0-

SARs (unvested and accelerated)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

PSUs	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Multiple of Base Salary	-0-	1,250,000	-0-	-0-	-0-	-0-	-0-

Multiple of Non-Equity Incentive Plan Compensation	-0-	1,000,000	-0-	-0-	-0-	-0-	-0-

Deferred Compensation

NQ RSIP and Unpaid Deferred Compensation	12,088	12,088	12,088	12,088	12,088	12,088	12,088

RSIP	4,463	4,463	4,463	4,463	4,463	4,463	4,463

Benefits and perquisites

Life Insurance Proceeds	-0-	-0-	-0-	-0-	800,000	-0-	-0-

Total:	16,551	4,554,684	16,551	16,551	3,104,684	2,304,684	16,551
(1)	If Mr. Vadaketh were terminated during the Protection Period for cause, he would receive the payment shown for termination as a result of cause in a non-change in control scenario.

(2)	The amounts payable to Mr. Vadaketh due to his death or disability during the Protection Period would match the amounts payable to him for such occurrences outside of the Protection Period.

(3)

Assumes all non-equity incentive plan compensation earned for 2023, as disclosed in the “Non-Equity Incentive Plan Compensation” column of the 2023 Summary Compensation Table, has been earned as of December 31, 2023, and thus is not additional compensation resulting from the termination scenarios described in this table.

(4)	Vesting of awards granted under the 2013 Plan only accelerates in the event of a qualifying termination following a change in control.

2024 Proxy Statement 83

Discussion and Analysis of 2023 Compensation

The following table describes the potential compensation upon termination or a change in control for Jennifer Kozak, our Senior Vice President and Chief Human Resources Officer, assuming such events occurred at December 31, 2023:

Termination as a Result of

Executive Benefits and Payments Upon Termination	Change in Control — Voluntary ($)	Change in Control — Involuntary not for Cause / for Good Reason ($)	Cause or Voluntary ($)(1)	Involuntary not for Cause ($)	Death ($)(2)	Disability ($)(2)	Retirement ($)

Compensation

Unpaid Base Salary	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Unpaid Non-Equity Incentive Plan Compensation(3)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Unpaid long-term incentives(4)

RSUs (unvested and accelerated)	-0-	237,690	-0-	-0-	237,690	237,690	-0-

SARs (unvested and accelerated)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

PSUs	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Multiple of Base Salary	-0-	820,000	-0-	-0-	-0-	-0-	-0-

Multiple of Non-Equity Incentive Plan Compensation	-0-	533,000	-0-	-0-	-0-	-0-	-0-

Deferred Compensation

NQ RSIP and Unpaid Deferred Compensation	11,212	11,212	11,212	11,212	11,212	11,212	11,212

RSIP	85,758	85,758	85,758	85,758	85,758	85,758	85,758

Benefits and perquisites

Life Insurance Proceeds	-0-	-0-	-0-	-0-	800,000	-0-	-0-

Total:	96,970	1,687,660	96,970	96,970	1,134,660	334,660	96,970
(1)	If Ms. Kozak were terminated during the Protection Period for cause, she would receive the payment shown for termination as a result of cause in a non-change in control scenario.

(2)	The amounts payable to Ms. Kozak due to her death or disability during the Protection Period would match the amounts payable to her for such occurrences outside of the Protection Period.

(3)

Assumes all non-equity incentive plan compensation earned for 2023, as disclosed in the “Non-Equity Incentive Plan Compensation” column of the 2023 Summary Compensation Table, has been earned as of December 31, 2023, and thus is not additional compensation resulting from the termination scenarios described in this table.

(4)	Vesting of awards granted under the 2013 Plan only accelerates in the event of a qualifying termination following a change in control.

84 2024 Proxy Statement

Discussion and Analysis of 2023 Compensation

The following table describes the potential compensation upon termination or a change in control for Russell C. Hochman, our Senior Vice President & General Counsel, Chief Compliance Officer & Corporate Secretary, assuming such events occurred at December 31, 2023:

Termination as a Result of

Executive Benefits and Payments Upon Termination	Change in Control — Voluntary ($)	Change in Control — Involuntary not for Cause / for Good Reason ($)	Cause or Voluntary ($)(1)	Involuntary not for Cause ($)	Death ($)(2)	Disability ($)(2)	Retirement ($)

Compensation

Unpaid Base Salary	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Unpaid Non-Equity Incentive Plan Compensation(3)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Unpaid long-term incentives (4)

RSUs (unvested and accelerated)	-0-	465,381	-0-	-0-	465,381	465,381	-0-

SARs (unvested and accelerated)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

PSUs	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Multiple of Base Salary	-0-	1,103,974	-0-	-0-	-0-	-0-	-0-

Multiple of Non-Equity Incentive Plan Compensation	-0-	717,583	-0-	-0-	-0-	-0-	-0-

Deferred Compensation

NQ RSIP and Unpaid Deferred Compensation	207,574	207,574	207,574	207,574	207,574	207,574	207,574

RSIP	765,811	765,811	765,811	765,811	765,811	765,811	765,811

Benefits and perquisites

Life Insurance Proceeds	-0-	-0-	-0-	-0-	800,000	-0-	-0-

Total:	973,386	3,260,324	973,386	973,386	2,238,767	1,438,767	973,386
(1)	If Mr. Hochman were terminated during the Protection Period for cause, he would receive the payment shown for termination as a result of cause in a non-change in control scenario.

(2)	The amounts payable to Mr. Hochman due to his death or disability during the Protection Period would match the amounts payable to him for such occurrences outside of the Protection Period.

(3)

Assumes all non-equity incentive plan compensation earned for 2023, as disclosed in the “Non-Equity Incentive Plan Compensation” column of the 2023 Summary Compensation Table, has been earned as of December 31, 2023, and thus is not additional compensation resulting from the termination scenarios described in this table.

(4)	Vesting of awards granted under the 2013 Plan only accelerates in the event of a qualifying termination following a change in control.

2024 Proxy Statement 85

Discussion and Analysis of 2023 Compensation

The following table describes the potential compensation upon termination or a change in control for Jeffrey A. Beswick, Senior Vice President and Group President, Clean Earth, assuming such events occurred at December 31, 2023:

Termination as a Result of(1)

Executive Benefits and Payments Upon Termination	Change in Control — Voluntary ($)	Change in Control — Involuntary not for Cause / for Good Reason ($)	Cause or Voluntary ($)	Involuntary not for Cause ($)	Death ($)	Disability ($)	Retirement ($)

Compensation

Unpaid Base Salary	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Unpaid Non-Equity Incentive Plan Compensation	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Unpaid long-term incentives

RSUs (unvested and accelerated)	-0-	264,033	-0-	-0-	264,033	264,033	-0-

SARs (unvested and accelerated)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

PSUs	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Multiple of Base Salary	-0-	950,000	-0-	-0-	-0-	-0-	-0-

Multiple of Non-Equity Incentive Plan Compensation	-0-	712,500	-0-	-0-	-0-	-0-	-0-

Deferred Compensation

NQ RSIP and Unpaid Deferred Compensation	-0-	-0-	-0-	-0-	-0-	-0-	-0-

RSIP	13,146	13,146	13,146	13,146	13,146	13,146	13,146

Benefits and perquisites

Life Insurance Proceeds	-0-	-0-	-0-	-0-	800,000	-0-	-0-

Total:	13,146	1,939,679	13,146	13,146	1,077,179	277,179	13,146
(1)	If Mr. Beswick were terminated during the Protection Period for cause, he would receive the payment shown for termination as a result of cause in a non-change in control scenario.

(2)	The amounts payable to Mr. Beswick due to his death or disability during the Protection Period would match the amounts payable to him for such occurrences outside of the Protection Period.

(3)

Assumes all non-equity incentive plan compensation earned for 2023, as disclosed in the “Non-Equity Incentive Plan Compensation” column of the 2023 Summary Compensation Table, has been earned as of December 31, 2023, and thus is not additional compensation resulting from the termination scenarios described in this table.

(4)	Vesting of awards granted under the 2013 Plan only accelerates in the event of a qualifying termination following a change in control.

86 2024 Proxy Statement

Equity Compensation Plan Information

as of December 31, 2023

Plan Category	Number of Securities To Be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	4,863,427	(1)	$12.47	3,290,570	(2)

Equity compensation plans not approved by security holders	N/A		N/A	N/A

Total	4,863,427	(1)	$12.47	3,290,570	(2)
(1)

Includes 2,303,018 SARs outstanding, 1,219,321 RSUs outstanding and 1,341,088 PSUs outstanding, in each case as of December 31, 2023. The SARs have a weighted average remaining term of 5.13 years. Based on our December 31, 2023 closing stock price of $9.00 per share, 710,365 SARs outstanding are in-the-money and 144,295 shares would be issuable for our outstanding SARs as of December 31, 2023. Additionally, based on our calculated total stockholder return, 990,412 shares would be issuable for our outstanding PSUs as of December 31, 2023.

(2)

Plans include the 1995 Executive Incentive Compensation Plan, the 1995 Non-Employee Directors’ Stock Plan, the 2016 Non-Employee Directors’ Long-Term Equity Compensation Plan, and the 2013 Equity and Incentive Compensation Plan, as amended. As of December 31, 2023, 181,171 and 3,109,399 shares remained available for future issuance under the 2016 Non-Employee Directors’ Long-Term Equity Compensation Plan and the 2013 Equity and Incentive Compensation Plan, respectively. All of the shares under the 2016 Non-Employee Directors’ Long-Term Equity Compensation Plan are available for full-value awards granted under such plan, while 1,926,637 shares are available for full-value awards granted under the 2013 Equity and Incentive Compensation Plan. No shares remain available for future issuance under the 1995 Executive Incentive Compensation Plan or the 1995 Non-Employee Directors’ Stock Plan.

2024 Proxy Statement 87

Proposal 3: Vote, on an Advisory Basis, to Approve Named Executive Officer Compensation

In accordance with the Dodd-Frank Act and related SEC rules, and as required under Section 14A of the Exchange Act, our Board has adopted a policy of providing an annual stockholder vote to approve, on an advisory (non-binding) basis, the compensation of our NEOs as disclosed in this Proxy Statement.

Response to Previous Say-on-Pay Votes

Stockholders voted strongly in support of Enviri’s executive compensation programs in 2023 with approximately 98% of votes cast in support of the program. We believe the continued support demonstrates that we are committed to attaining the highest levels of stockholder support for our executive compensation programs and that we respect input from our stockholders and take their concerns seriously.

As described in detail under “Compensation Discussion & Analysis,” our executive compensation program’s primary objective is aligning our executives’ pay with the interests of our stockholders. The program is also designed to reward short and long-term financial, strategic and operational business results, while facilitating the Company’s need to attract, motivate, develop and retain highly-qualified executives who are critical to our long-term success.

We have many compensation practices that help ensure that our compensation programs are strongly aligned with our goals and strategies and promote good pay and corporate governance practices. These practices are discussed in detail under “Compensation Discussion & Analysis” and include:

•	Tie a significant amount of executive pay to Company performance;

•	Reward for business unit, corporate, and individual performance;

•	Maintain a clawback policy in the event of a material financial restatement;

•	Prohibit hedging and short sales;

•	Utilize an independent compensation advisor and review performance and independence annually;

•	Conduct an annual risk review and make program changes as necessary;

•	Require a “double trigger” for severance payments upon a change in control; and

•	Maintain substantial stock ownership guidelines and stock holding requirements for Directors and executive officers that promote alignment of their interests with our stockholders’ interests.

Please read the “Compensation Discussion & Analysis” section for additional details about our executive compensation programs, including information about the fiscal year 2023 compensation of our NEOs.

We are asking our stockholders to support our NEO compensation as described in this Proxy Statement. This proposal gives you, as a stockholder, the opportunity to express your views on our NEOs’ compensation. Your vote is not intended to address any specific item of our compensation program, but rather to address our overall approach to the compensation of our NEOs described in this Proxy Statement. Our MD&C Committee and our Board believe our overall program effectively implements our compensation philosophy and achieves our goals. Accordingly, we ask you to vote “FOR” the following resolution at our Annual Meeting:

“RESOLVED, that Enviri Corporation’s stockholders approve, on an advisory basis, the compensation paid to Enviri Corporation’s Named Executive Officers, as disclosed in the Proxy Statement for the 2024 Annual Meeting of Stockholders

88 2024 Proxy Statement

Proposal 3: Vote, on an Advisory Basis, to Approve Named Executive Officer Compensation

pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion & Analysis, the Executive Compensation Tables and related narrative discussion.”

Required Vote: Our NEO compensation as disclosed in this Proxy Statement will be approved if it receives more votes “FOR” than votes “AGAINST.” Abstentions will have the effect of votes “AGAINST” with respect to this proposal and broker “non-votes” are not considered as votes cast with respect to this proposal and therefore will have no effect on the outcome.

This vote on NEO compensation is advisory, and therefore will not be binding on the Company, our MD&C Committee or our Board. However, our Board and MD&C Committee value our stockholders’ opinions. If a significant percentage of our stockholders votes against the NEO compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns, and the Human Resources Department and MD&C Committee will evaluate whether any actions are necessary or appropriate to address those concerns. Unless our Board modifies its policy of holding an advisory vote to approve executive compensation on an annual basis, the next advisory vote will be held at our 2024 Annual Meeting of Stockholders.

The Board recommends that stockholders vote “FOR” the approval, on an advisory basis, of our Named Executive Officer compensation as disclosed in this Proxy Statement.

2024 Proxy Statement 89

Proposal 4: Approval of Amendment No. 4 to the 2013 Equity and Incentive Compensation Plan

On February 26, 2024, upon the recommendation of the MD&C Committee, the Board adopted Amendment No. 4 to the Company’s 2013 Equity and Incentive Compensation Plan (the “2013 Plan”) subject to stockholder approval of certain provisions of the amendment solicited by this proxy statement. The amendment is set forth in Appendix A hereto.

We are seeking stockholder approval to amend the 2013 Plan to (i) increase the number of shares of Common Stock of the Company (the “Shares”) reserved for issuance under the 2013 Plan by an additional 1,600,000 Shares, increasing the total number of Shares under the 2013 Plan from 12,077,000 to 13,677,000, with a corresponding increase in the total number of shares that may be issued or transferred upon the exercise of incentive stock options from 12,077,000 to 13,677,000 and (ii) increase the total number of Shares issuable in connection with “full value awards” (awards other than stock options, SARs or other awards for which the holder pays the intrinsic value existing as of the date of grant) from 8,088,000 Shares to 9,688,000 Shares (an increase of 1,600,000). We are also amending the 2013 Plan to clarify that neither dividends nor dividend equivalents may be paid out until after such time (if any) as the underlying award vests. Our continuing ability to offer equity incentive awards under the 2013 Plan is critical to our ability to attract, motivate and retain qualified personnel, particularly in light of the highly competitive market for employee talent in which we operate.

The Board has determined that it is in the best interests of the Company and its stockholders to approve this proposal. The Board has approved the amendment to the 2013 Plan and share increase subject to stockholder approval and recommends that stockholders vote in favor of this proposal at the Annual Meeting. Stockholder approval of this proposal requires the affirmative vote of a majority of the outstanding Shares that are present in person or by proxy and entitled to vote on the proposal at the Annual Meeting.

If stockholders approve this proposal, Amendment No. 4 to the 2013 Plan and the share increase will become effective as of the date of stockholder approval. If stockholders do not approve this proposal, Amendment No. 4 to the 2013 Plan and share increase will not take effect and our 2013 Plan will continue to be administered in its current form. The remainder of this discussion, when referring to the 2013 Plan, refers to the 2013 Plan as if this proposal to amend the 2013 Plan is approved by our stockholders, unless otherwise specified or the context otherwise references the 2013 Plan prior to amendment.

Background

The 2013 Plan was initially adopted by the Board on March 18, 2013, and our stockholders approved it in April 2013. Subsequently, Amendment No. 1 to the 2013 Plan was adopted by the Board on February 16, 2017, and our stockholders approved it in April 2017. Subsequently, Amendment No. 2 to the 2013 Plan was adopted by the Board on February 20, 2019, and our stockholders approved it in April 2020. Subsequently, Amendment No. 3 to the 2013 Plan was adopted by the Board on February 25, 2023, and our stockholders approved it in April 2023.

As of December 31, 2023, approximately 2,884,520 Shares remained available for grant under the 2013 Plan, of which 1,707,491 were issuable as “full value awards” under the remaining 2013 Plan limitation. In connection with their review and approval of Amendment No. 4, the MD&C Committee and the Board reviewed updated data concerning the 2013 Plan as of February 13, 2024. As of that date, approximately 3,110,187 Shares remained available for grant under the 2013 Plan, of which 1,933,158 were issuable as “full value awards” under the remaining 2013 Plan limitation. The Board believes that the additional Shares to be added by Amendment No. 4, as well as the additional increase in the limitation on “full value awards,” are necessary to meet the Company’s anticipated equity compensation needs. This estimate, similar to the estimates made in connection with Amendment No. 3, is based on a forecast that takes into account our anticipated rate of growth in hiring, an estimated range of our stock price over time, our historical burn rates, and our current mix of award types under the 2013 Plan, as well as the number of Shares we have currently available for grant under our 2013 Plan. We also have also considered proxy advisory firm guidelines in determining an appropriate number of Shares to seek to add in Amendment No. 4 to the 2013 Plan.

90 2024 Proxy Statement

Proposal 4: Approval of Amendment No. 4 to the 2013 Equity and Incentive Compensation Plan

Reasons for Voting for the Proposal

Enviri delivers a significant portion of incentive compensation for eligible employees and senior executives in deferred equity awards, primarily in restricted stock units (RSUs) that are impacted by future stock price performance over a multi- year period, and performance stock units (PSUs) that only deliver value if the Company meets specific performance targets after three years. We believe this approach to executive compensation aligns the interests of the Company’s employees with those of its stockholders and is consistent with executive motivation, best practices, and regulatory principles.

The Board believes that the amendment to the 2013 Plan is in the best interest of stockholders and supports this proposal for the following reasons:

•

In 2023, assuming payout at target for performance related awards, equity awards with approximately 2,372,144 Shares underlying such equity awards were granted to employees as part of the Company’s 2023 long-term incentive compensation plan process. Approximately 55% of these shares were granted to our NEOs. One additional Other Stock grant of 124,106 shares was made to the Interim Senior Vice President and CFO pursuant to the terms of his engagement. As of December 31, 2023, approximately 2,884,520 Shares remained available for grant under the 2013 Plan, including approximately 1,707,491 Shares available under the “full value awards” limitation. As of February 13, 2024, approximately 3,110,187 Shares remained available for grant under the 2013 Plan, including approximately 1,933,158 Shares available under “full value awards,” limitation. Given the significant portion of incentive compensation paid as equity awards, based on the Company’s estimates the number of shares currently available under the 2013 Plan are only expected to be sufficient for the 2024 calendar year.

•	Under the current terms of the 2013 Plan, no new awards may be granted after April 19, 2028.

•

If the proposed amendment to increase the number of shares available under the 2013 Plan, as well as increase the number of shares available for “full value awards,” the Company will lose a critical tool for recruiting, retaining and motivating employees. The Company would thus be at a competitive disadvantage in attracting and retaining talent. The only way to make up this shortfall would be to increase the cash-based component of employee compensation, which could reduce the alignment of employee and stockholder interests.

•

We manage our equity incentive program thoughtfully. We manage our long-term stockholder dilution by limiting the number of equity awards granted annually and limiting what we grant to what we believe is an appropriate amount of equity necessary to attract, reward and retain employees. Our three-year average burn rate, which we define as the number of Shares subject to equity awards granted plus earned in a fiscal year divided by the weighted average Shares outstanding for that fiscal year, was 1.29% for fiscal years 2021 through 2023.

Information Regarding Company Equity Awards in the Last Three Fiscal Years

Information provided in the table below includes awards granted under the 2013 Plan, the 1995 Non-Employee Directors’ Stock Plan and the Director Plan.

Fiscal Year	Stock Options and SARs Granted	RSUs & Other Stock Granted(1)	PSUs Earned(2)	Total Granted or Earned	Weighted Average Number of Shares Outstanding	Equity Burn Rate %(3)

2023	453,021	1,130,821	0	1,583,842	79,795,755	1.98%

2022	342,987	602,376	0	945,363	79,492,557	1.19

2021	184,641	366,349	0	550,990	79,234,171	0.70
(1)	This amount includes both the 1,006,715 of granted RSUs plus the Other Stock Grant to the Interim Senior Vice President and CFO of 124,106 shares.
(2)

The amount of PSUs earned is based on the actual performance through the end of the applicable three-year performance period. Target PSUs were granted in 2023, 2022 and 2021 in the amounts of 788,302, 500,624, and 316,959, respectively.

(3)

Equity burn rate is the total number of shares subject to stock options, restricted stock units granted and earned performance share units in the year divided by the weighted average number of Shares outstanding during the fiscal year.

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Information Regarding Company Share Dilution and Overhang as of December 31, 2023

Information provided in the table below includes awards granted under the 2013 Plan, the 1995 Non-Employee Directors’ Stock Plan and the Director Plan.

Stock Options and SARs Outstanding(1)	Non-vested RSUs and PSUs Outstanding	Shares Available for Future Grant (2013 Plan)	Shares Available for Future Grant (2016 Directors’ Plan)	Total Shares Outstanding or Available for Future Grant	Common Shares Outstanding at Fiscal Year End (less treasury stock)	Diluted Overhang at 12/31/23(2)	Additional Share Request from Amendment No. 4	Diluted Overhang Including Share Request(3)

2,303,018	2,327,577	2,884,520	181,171	7,696,286	79,834,835	8.79%	1,600,000	10.43%
(1)	Outstanding stock options and SARs had a weighted average exercise price of $13.01 and a weighted average remaining term of 5.13 years.

(2)

Diluted Overhang is the Total Shares Outstanding or Available for Future Grant divided by the number of Common Shares outstanding on December 31, 2023 (less treasury stock) plus Total Shares Outstanding or Available for Future Grant.

(3)

Diluted Overhang including Share Request is the Total Shares Outstanding or Available for Future Grant plus Additional Share Request from Amendment No. 4 divided by the number of Common Shares outstanding on December 31, 2023 (less treasury stock) plus Total Shares Outstanding or Available for Future Grant plus Additional Share Request from Amendment No. 4.

Information Regarding Company Share Dilution and Overhang as of February 13, 2024

Information provided in the table below includes awards granted under the 2013 Plan, the 1995 Non-Employee Directors’ Long-Term Equity Compensation Plan and the Director Plan.

Stock Options and SARs Outstanding(1)	Non-vested RSUs and PSUs Outstanding	Shares Available for Future Grant (2013 Plan)	Shares Available for Future Grant (2016 Directors’ Plan)	Total Shares Outstanding or Available for Future Grant	Common Shares Outstanding at February 13, 2024 (less treasury stock)	Diluted Overhang at 2/13/24(2)	Additional Share Request from Amendment No. 4	Diluted Overhang Including Share Request(3)

2,303,018	2,327,577	3,110,187	181,171	7,921,953	79,834,916	9.03%	1,600,000	10.66%
(1)	Outstanding stock options and SARs had a weighted average exercise price of $13.01 and a weighted average remaining term of 5.01 years.

(2)

Diluted Overhang is the Total Shares Outstanding or Available for Future Grant divided by the number of Common Shares outstanding on February 13, 2024 (less treasury stock) plus Total Shares Outstanding or Available for Future Grant.

(3)

Diluted Overhang including Share Request is the Total Shares Outstanding or Available for Future Grant plus Additional Share Request from Amendment No. 4 divided by the number of Common Shares outstanding on February 13, 2024 (less treasury stock) plus Total Shares Outstanding or Available for Future Grant plus Additional Share Request from Amendment No. 4.

•	The 2013 Plan incorporates good compensation and governance practices

•	Administration. The 2013 Plan is administered by the MD&C Committee of the Board, which is comprised entirely of independent non-employee Directors.

•

Broad-based eligibility for equity awards. We grant equity awards to a broad range of our employees. By doing so, we align employee interests with those of stockholders. Approximately 34% of all outstanding equity awards, on a share basis, as of December 31, 2023 were held by employees who are not named executive officers or Directors. Approximately 34% of all outstanding equity awards as of February 13, 2024 were held by employees who are not named executive officers or Directors.

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•

Stockholder approval is required for additional Shares. The 2013 Plan does not contain an annual “evergreen” provision but instead reserves a fixed maximum number of Shares for issuance. Stockholder approval is required to increase that number.

•

Exchange or Repricing Programs are not allowed without stockholder approval. The 2013 Plan prohibits the repricing or other exchange of underwater stock options and stock appreciation rights without prior stockholder approval.

•

No discount stock options or stock appreciation rights. The 2013 Plan requires that stock options and stock appreciation rights issued under it must have an exercise price equal to at least the fair market value of our Common Stock on the date the award is granted, except in certain situations in which we are assuming or replacing options granted by another company that we are acquiring.

•	Dividends. Dividends and dividend equivalents may not be paid out on any unvested awards.

•	No tax gross-ups. The 2013 Plan does not provide for any tax gross-ups.

•	Double trigger equity treatment. The 2013 Plan does not accelerate unvested awards automatically upon a change in control.

•

Recoupment feature. The 2013 Plan contains a recapture provision for awards granted to those who engage in “detrimental activity” as well as awards that may be covered by Section 10D of the Exchange Act.

Nature of Amendments

Amendment No. 4 to the 2013 Plan modifies the existing 2013 Plan to: (1) increase the number of shares available for new awards under the 2013 Plan from 12,077,000 shares to a total of 13,677,000 available shares; (2) increase the number of shares that may be issued or transferred by the Company in connection with awards other than options or appreciation rights from 8,088,000 shares to 9,688,000 shares; (3) increase the number of shares that may be issued or transferred upon the exercise of incentive stock options from 12,077,000 shares to 13,677,000 shares; and (4) prohibit dividends and dividend equivalents from being paid out until after such time (if any) as the underlying awards vest. The outstanding awards under the existing 2013 Plan will continue to remain outstanding in accordance with their terms.

Description of the 2013 Plan, as Amended

The following is a description of the principal provisions of the 2013 Plan, as amended. This summary is qualified in its entirety by reference to the full text of Amendment No. 4 attached as Appendix A to this Proxy Statement, and to the 2013 Plan document as previously amended through Amendment No. 2 thereto.

2013 Plan Highlights

Administration. The 2013 Plan is administered by the MD&C Committee. The MD&C Committee may delegate its authority under the 2013 Plan to a subcommittee. The MD&C Committee or the subcommittee may delegate to one or more of its members or to one or more of our officers, agents or advisors, administrative duties or powers, and may authorize one or more officers to do one or both of the following (subject to certain limitations described in the 2013 Plan):

•	designate employees to receive awards under the 2013 Plan; and

•	determine the size of any such awards.

Reasonable 2013 Plan Limits. Subject to adjustment as described in the 2013 Plan, total awards under the 2013 Plan are limited to 13,677,000 shares. In addition, the 2013 Plan contains a 71% full-value award limit, which means that, subject to adjustment as described in the 2013 Plan, the aggregate number of shares actually issued or transferred by us in connection with “full value awards” (awards other than stock options, SARs or other awards for which the holder pays the intrinsic value existing as of the date of grant) will not exceed 9,688,000 shares (an increase of 1,600,000). However, all 13,677,000 shares available for awards under the 2013 Plan may be used for stock options and SARs. These shares may be shares of original issuance or treasury shares or a combination of the foregoing.

The 2013 Plan also provides that, subject to adjustment as described in the 2013 Plan:

•	the aggregate number of shares of common stock actually issued or transferred upon the exercise of incentive stock options, or ISOs, will not exceed 13,667,000 shares of common stock;

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•	no participant will be granted stock options or SARs, in the aggregate, for more than 1,000,000 shares of common stock during any calendar year;

•

no participant will be granted awards of restricted stock, RSUs, performance shares or other stock-based awards that are intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code, in the aggregate, for more than 500,000 shares of common stock during any calendar year;

•

no participant in any calendar year will receive an award of performance units or other awards payable in cash that are intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code, other than cash incentive awards, having an aggregate maximum value in excess of $3,000,000;

•

no participant in any calendar year will receive a cash incentive award that is intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code having an aggregate maximum value in excess of $3,000,000; and

•

awards that do not comply with the minimum vesting periods provided for in the 2013 Plan (as further described below) will not result in the issuance or transfer of more than 5% of the maximum number of shares of common stock available under the 2013 Plan.

Allowances for Conversion Awards and Assumed Plans. Common stock covered by awards granted under the 2013 Plan will not be counted as used unless and until the shares are actually issued or transferred. However, common stock issued or transferred under awards granted under the 2013 Plan in substitution for or in conversion of, or in connection with an assumption of, stock options, SARs, restricted stock, RSUs or other stock or stock-based awards held by awardees of an entity engaging in a corporate acquisition or merger transaction with us or any of our subsidiaries will not count against the aggregate share limit or other 2013 Plan limits described above. Additionally, shares available under certain plans that we or our subsidiaries may assume in connection with corporate transactions from another entity may be available for certain awards under the 2013 Plan under circumstances further described in the 2013 Plan, but will not count against the aggregate share limit or other 2013 Plan limits described above.

Limited Share Recycling Provisions. Common stock covered by awards granted under the 2013 Plan will not be counted as used unless and until the shares are actually issued or transferred. The 2013 Plan also provides that if any common stock issued or transferred with respect to awards granted under the 2013 Plan is forfeited, or if awards granted under the 2013 Plan expire or are settled for cash, those shares will again be available under the 2013 Plan to the extent of the forfeiture, expiration, or cash settlement. The following shares of common stock will not be added back to the aggregate share limit under the 2013 Plan: (1) shares tendered or withheld in payment of an option’s exercise price; (2) shares withheld by us to satisfy tax withholding obligations; and (3) shares that are repurchased by us with stock option proceeds. Further, all shares of common stock covered by SARs that are exercised and settled in stock, whether or not all shares of common stock covered by the SARs are actually issued to the participant upon exercise, will be considered issued or transferred pursuant to the 2013 Plan.

Minimum Vesting Periods. The 2013 Plan provides that, except for awards under which up to an aggregate of 5% of the maximum number of shares common stock are issued or transferred under the 2013 Plan:

•

Restrictions on restricted stock, RSUs and other share-based awards may not lapse solely by the passage of time sooner than ratably over three years, unless those restrictions lapse sooner (1) by virtue of the retirement, death or disability of a participant or (2) in the event of a change of control where either (A) within a specified period of time a participant is involuntarily terminated for reasons other than for cause or terminates his or her employment for good reason or (B) such awards are not assumed or converted into replacement awards in a manner described in the applicable award agreement (we refer to any change of control satisfying these conditions as a double-trigger change of control); and

•

Restrictions on restricted stock, RSUs and other share-based awards that lapse upon the achievement of management objectives may not lapse sooner than after one year, and the performance period for cash incentive awards, performance shares and performance units must be at least one year, subject to earlier lapse or modification by virtue of the retirement, death or disability of a participant or a double-trigger change of control.

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No Repricing Without Stockholder Approval. We have never repriced underwater stock options or SARs, and the repricing of options and SARs (outside of certain corporate transactions or adjustment events described in the 2013 Plan) is prohibited without stockholder approval under the 2013 Plan.

Change of Control Definition. The 2013 Plan includes a definition of “change of control.” Generally, unless otherwise prescribed by the Committee, a change of control will be deemed to have occurred if:

•	we consummate a consolidation or merger in which we are not the surviving entity or a sale of substantially all of our assets, or upon a liquidation or dissolution;

•

a person or group (excluding certain purchases by us or our employee benefit plans), without the prior consent of the Board (1) buys any of our common stock (or securities convertible into common stock) pursuant to a tender or exchange offer or (2) becomes the beneficial owner of 30% or more of our outstanding voting power; or

•

during any two-year period, individuals who at the beginning of such period constituted our entire Board cease for any reason to constitute at least a majority of our Board, unless their replacements are approved as described in the 2013 Plan.

Other Features

•	The 2013 Plan also provides that no stock options or SARs will be granted with an exercise or base price less than the fair market value of our common stock on the date of grant; and

•

The 2013 Plan is designed to allow the Committee to grant certain awards made under the 2013 Plan on terms that may qualify as “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code (however, non-qualifying awards may also be granted under the 2013 Plan).

Section 162(m)

Internal Revenue Code Section 162(m) limits to $1 million per year the deduction allowed for federal income tax purposes for compensation paid to our Chief Executive Officer, our Chief Financial Officer and the three highest compensated officers for the taxable year not serving as our principal executive or principal financial officer (we refer to this limit as the Deduction Limit and to the individuals subject to the Deduction Limit as Covered Employees). For tax years beginning after December 31, 2016, an individual identified as a Covered Employee for any taxable year will retain such status for all future taxable years. Prior to November 2, 2017, the Deduction Limit did not apply to compensation paid under a stockholder-approved plan meeting certain requirements for “qualified performance-based compensation.” The Tax Cuts and Jobs Act of 2017 (“TCJA”) amended Section 162(m) of the Internal Revenue Code to eliminate this “qualified performance-based compensation” exception to the Deduction Limit for tax years beginning on or after January 1, 2018, other than a limited exception for compensation agreements in place on November 2, 2017 and not materially modified after that date.

Generally, prior to the TCJA, compensation attributable to stock options, stock appreciation rights and other performance-based awards was deemed to satisfy the “qualified performance-based compensation” requirement if:

•	the grant was made by a committee of Directors that meets certain criteria;

•

the stockholder-approved plan under which the award was granted stated a maximum number of shares with respect to which share-based awards and the maximum amount of cash awards that may be granted to any individual during a specified period of time; and

•

the amount of compensation the individual could receive under the awards was based solely on the achievement of one or more pre-established performance goals which incorporate business criteria approved by stockholders (or, in the case of options or SARs, the increase in the value of the shares after the date of grant).

Summary of the Other Provisions of the 2013 Plan

Eligibility. Our, and our subsidiaries’, officers and other eligible employees (estimated to be approximately 3,500 persons as of December 31, 2023, and approximately 3,600 as of February 13, 2024) may be selected by the MD&C Committee to receive awards under the 2013 Plan. Any person who provides services to us or a subsidiary that are equivalent to those typically provided by an employee may also be eligible to participate in the 2013 Plan. The MD&C Committee determines which persons will receive awards and the number of shares subject to such awards.

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Stock Options. The MD&C Committee may grant stock options that entitle the optionee to purchase shares of common stock at a price not less than market value per share at the date of grant. The option price is payable:

•	in cash, check or wire transfer at the time of exercise;

•	by the transfer to us of common shares owned by the participant having a value at the time of exercise equal to the option price;

•	by a combination of such payment methods; or

•	by such other method as may be approved by the MD&C Committee.

Further, each grant of stock options will specify whether payment of the option price is payable subject to any other conditions or limitations established by the MD&C Committee or our withholding shares of common stock otherwise issuable pursuant to a “net exercise” arrangement.

To the extent permitted by law, the Committee may permit payment of the exercise price in a broker-assisted process by which the proceeds of a sale through a broker of some or all of the option shares are forwarded to the Company in payment of the exercise price.

Stock options will be evidenced by an award agreement containing such terms and provisions, consistent with the 2013 Plan, as the MD&C Committee may approve. No stock option may be exercisable more than ten years from the date of grant. Each grant will specify the period of continuous service with us or any subsidiary that is necessary before the stock options become exercisable. See “2013 Plan Highlights – Minimum Vesting Periods.” A grant of stock options may provide for the earlier vesting of such stock options in the event of the retirement, death or disability of the participant or a double-trigger change of control. Any grant of stock options may specify management objectives (as described below) that must be achieved as a condition to exercising such rights. Stock options granted pursuant to the 2013 Plan may not provide for any dividends or dividend equivalents thereon.

SARs. A SAR is a right, exercisable by the surrender of a related stock option (if granted in tandem with stock options) or by itself (if granted as a free-standing SAR), to receive from us an amount equal to 100%, or such lesser percentage as the MD&C Committee may determine, of the spread between the base price (or option exercise price if a tandem SAR) and the value of our shares of common stock on the date of exercise. Any grant may specify that the amount payable on exercise of a SAR may be paid by us in cash, in shares of common stock, or in any combination of the two.

SARs will be evidenced by an award agreement containing such terms and provisions, consistent with the 2013 Plan, as the MD&C Committee may approve. Any grant of a tandem SAR will provide that it may be exercised only at a time when the related stock option is also exercisable, at a time when the spread is positive, and by surrender of the related stock option for cancellation. Successive grants of a tandem SAR may be made to the same participant regardless of whether any tandem SARs previously granted to the participant remain unexercised. Each grant will specify in respect of each free-standing SAR a base price that may not be less than the market value per share of common stock on the date of grant.

Successive grants may be made to the same participant regardless of whether any free-standing SARs previously granted to the participant remain unexercised. No free-standing SAR granted under the 2013 Plan may be exercised more than ten years from the date of grant. Each grant will specify the period of continuous service with us or any subsidiary that is necessary before the SARs become exercisable. See “2013 Plan Highlights – Minimum Vesting Periods.” A grant of SARs may provide for the earlier exercise of such SARs in the event of the retirement, death or disability of the participant or a double-trigger change of control. Any grant of SARs may specify management objectives (as described below) that must be achieved as a condition to exercising such SARs. SARs granted pursuant to the 2013 Plan may not provide for any dividends or dividend equivalents thereon.

Restricted Stock. A grant of restricted stock involves the immediate transfer by us to a participant of ownership of a specific number of shares of common stock in consideration of the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in such shares of common stock. The transfer may be made without additional consideration or in consideration of a payment by the participant that is less than current market value at the date of grant, as the MD&C Committee may determine.

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Restricted stock that vests upon the passage of time must be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Internal Revenue Code for a period no shorter than three years, except that the restrictions may be removed ratably during the three-year period as the MD&C Committee may determine. Each such grant or sale of restricted stock will provide that during or after the period for which such substantial risk of forfeiture is to continue, the transferability of the restricted stock will be prohibited or restricted in the manner and to the extent prescribed by the MD&C Committee at the date of grant (which restrictions may include, without limitation, rights of repurchase or first refusal or provisions subjecting the restricted stock to a continuing substantial risk of forfeiture in the hands of any transferee). The MD&C Committee may provide in certain situations for a shorter period during which the forfeiture provisions are to apply in the event of the retirement, death or disability of the grantee or a double-trigger change of control.

Any grant of restricted stock may specify management objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such shares. If the grant of restricted stock provides that management objectives must be achieved to result in a lapse of restrictions, the restrictions cannot lapse sooner than one year, but may be subject to earlier lapse or modification by virtue of the retirement, death or disability of a participant or a double-trigger change of control. The MD&C Committee may grant some awards, including restricted stock, that are not subject to these minimum vesting requirements, so long as the aggregate number of such awards does not exceed 5% of the maximum number of shares of common stock available under the 2013 Plan.

Any grant of restricted stock may also specify, in respect of any applicable management objectives, a minimum acceptable level of achievement and may set forth a formula for determining the number of shares of restricted stock on which restrictions will terminate if performance is at or above the minimum level or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified management objectives. Any such grant must specify that the MD&C Committee must determine that the applicable management objectives have been satisfied before the termination of restrictions.

The MD&C Committee may grant some awards, including restricted stock, that are not subject to the minimum time-based or performance-based vesting requirements, so long as the aggregate number of shares issued or transferred under such awards does not exceed 5% of the maximum number of shares of common stock available under the 2013 Plan.

Any grant or sale of restricted stock may require that any or all dividends or other distributions paid with respect to the restricted stock during the period of restriction be automatically deferred and reinvested in additional shares of restricted stock, which may be subject to the same restrictions as the underlying award. However, dividends or other distributions on restricted stock with restrictions that lapse as a result of the achievement of management objectives will be deferred until and paid contingent upon the achievement of the applicable management objectives. Dividends and dividend equivalents may not be paid out on any unvested Restricted Stock awards.

RSUs. A grant of RSUs constitutes an agreement by us to deliver common shares or cash to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the restriction period as the MD&C Committee may specify. During the applicable restriction period, the participant will have no rights of ownership in the common shares deliverable upon payment of the RSUs and will have no right to vote the common shares. The MD&C Committee may, at the date of grant, authorize the payment of dividend equivalents on RSUs on either a current, deferred or contingent basis, either in cash or in additional shares of common stock. However, dividends or other distributions on shares of common stock underlying RSUs with restrictions that lapse as a result of the achievement of management objectives will be deferred until and paid contingently upon the achievement of the applicable management objectives.

RSUs with a restriction period that lapses only by the passage of time will have a restriction period of at least three years, except that the restriction period may expire ratably during the three-year period as determined by the MD&C Committee. Additionally, the MD&C Committee may provide in certain situations for a shorter restriction period in the event of the retirement, death or disability of the grantee, or a double-trigger change of control. Any grant of RSUs may specify management objectives that, if achieved, will result in termination or early termination of the restriction period applicable to such shares of common stock. If the RSUs have a restriction period that lapses only upon the achievement of management objectives, the restriction period cannot lapse sooner than one year, but may be subject to earlier lapse or modification by virtue of the retirement, death or disability of the grantee or a double-trigger change of control. The MD&C Committee may grant some

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awards, including RSUs, that are not subject to the minimum time-based or performance-based vesting requirements, so long as the aggregate number of shares issued or transferred under such awards does not exceed 5% of the maximum number of shares of common stock available under the 2013 Plan.

RSUs will be evidenced by an evidence of award containing such terms and provisions, consistent with the 2013 Plan, as the MD&C Committee may approve. Each grant or sale of RSUs may be made without additional consideration or in consideration of a payment by such participant that is less than the market value per share of common stock at the date of grant. Each grant or sale of RSUs will also specify the time and manner of payment of the RSUs that have been earned and will specify that the amount payable with respect to such grant will be paid by us in shares of common stock or cash, or a combination of the two.

Any grant of RSUs may also specify, in respect of any applicable management objectives, a minimum acceptable level of achievement and may set forth a formula for determining the number RSUs for which the restriction period will terminate if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified management objectives. Any such grant must specify that the MD&C Committee must determine that the applicable management objectives have been satisfied before the termination of restrictions. Dividends and dividend equivalents may not be paid out on any unvested Restricted Stock Unit awards.

Cash Incentive Awards, Performance Shares and Performance Units. A cash incentive award is a cash award based on the achievement of management objectives. A performance share is the equivalent of one common share and a performance unit is the equivalent of $1.00 or such other value as determined by the MD&C Committee. A participant may be granted any number of cash incentive awards, performance shares or performance units, subject to the limitations set forth above. The participant will be given one or more management objectives to meet within a specified period, or Performance Period. The specified Performance Period will be a period of time not less than one year, except in certain circumstances in the case of the retirement, death or disability of the grantee, or a double-trigger change of control, if the MD&C Committee so determines. The MD&C Committee may, however, grant some awards, including performance shares, that are not subject to these minimum vesting requirements, so long as the aggregate number of shares issued or transferred under such awards does not exceed 5% of the maximum number of shares of common stock available under the 2013 Plan. Dividends and dividend equivalents may not be paid out on any unvested Performance Shares and Performance Share unit awards.

Each grant of cash incentive awards, performance shares or performance units may specify, in respect of the relevant management objectives, a minimum acceptable level or levels of achievement and will set forth a formula for determining the number of performance shares or performance units, or amount payable with respect to cash incentive awards, that will be earned if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified management objectives. Any such grant must specify that the MD&C Committee must determine that the applicable management objectives have been satisfied before the payment of the award.

To the extent earned, the cash incentive awards, performance shares or performance units will be paid to the participant at the time and in the manner determined by the MD&C Committee. Any grant may specify that the amount payable with respect thereto may be paid by us in cash, shares of common stock, in restricted stock or restricted stock units, or any combination thereof. The MD&C Committee may, at the date of grant of performance shares, provide for the payment of dividend equivalents to a participant either in cash or in additional shares of common stock, subject in all cases to deferral and payment on a contingent basis based on the participant’s earning of the performance shares with respect to which such dividend equivalents are paid.

Cash incentive awards, performance shares and performance units will be evidenced by an award agreement containing such terms and provisions, consistent with the 2013 Plan, as the MD&C Committee may approve. Each grant will specify the amount of cash incentive awards, performance shares or performance units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors.

Other Awards. The MD&C Committee may, subject to limitations under applicable law, grant to any participant such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock or factors that may influence the value of such shares, including, without limitation:

•	convertible or exchangeable debt securities;

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•	other rights convertible or exchangeable into shares of common stock;

•	purchase rights for shares of common stock;

•	awards with value and payment contingent upon our performance or specified subsidiaries, affiliates or other business units of ours or any other factors designated by the MD&C Committee; and

•	awards valued by reference to the book value of shares of common stock or the value of securities of, or the performance of specified subsidiaries or affiliates or other business units of ours.

The MD&C Committee will determine the terms and conditions of the other awards. Shares of common stock delivered pursuant to an award in the nature of a purchase right will be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, shares of common stock, other awards, notes or other property, as the MD&C Committee will determine. Cash awards, as an element of or supplement to any other award granted under the 2013 Plan, may also be granted.

If the earning or vesting of, or elimination of restrictions applicable to, other awards is based only on the passage of time rather than the achievement of management objectives, the period of time will be no shorter than three years, except that the restrictions may be removed no sooner than ratably during the three-year period. If the earning or vesting of, or elimination of restrictions applicable to, awards granted under this section of the 2013 Plan is based on the achievement of management objectives, the earning, vesting or restriction period may not terminate sooner than one year. Any grant of an award under this section of the 2013 Plan may provide for the earning or vesting of, or earlier elimination of restrictions applicable to, such award in certain circumstances in the event of the retirement, death, or disability of the participant, or a double-trigger change of control. The MD&C Committee may grant some awards, including other awards, that are not subject to these minimum vesting requirements, so long as the aggregate number of shares issued or transferred under such awards does not exceed 5% of the maximum number of shares of common stock available under the 2013 Plan.

The MD&C Committee may grant shares of common stock as a bonus, or may grant other awards in lieu of our obligation or a subsidiary’s obligation to pay cash or deliver other property under the 2013 Plan or under other plans or compensatory arrangements, subject to such terms as will be determined by the MD&C Committee in a manner that complies with Section 409A of the Internal Revenue Code.

Management Objectives. The 2013 Plan requires that the MD&C Committee establish “management objectives” for purposes of performance shares, performance units and cash incentive awards. When so determined by the MD&C Committee, stock options, SARs, restricted stock, RSUs, dividend equivalents or other awards under the 2013 Plan may also specify management objectives. Management objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual participant or of the subsidiary, division, department, region, function or other organizational unit within the company or subsidiary in which the participant is employed. The management objectives may be made relative to the performance of other companies or subsidiaries, divisions, departments, regions, functions or other organizational units within such other companies, and may be made relative to an index or one or more of the performance criteria themselves. Prior to the amendment of Section 162(m) of the Internal Revenue Code by the TCJA, the MD&C Committee could grant awards subject to management objectives that may or may not have been intended to qualify as “qualified performance-based compensation” under Section 162(m). During that time, the management objectives applicable to any award intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code to a “covered employee,” within the meaning of 162(m) of the Internal Revenue Code, were based on one or more, or a combination, of the following criteria:

•	cash flow from operations;

•	free cash flow (cash from operations minus capital expenditures plus asset sales);

•	earnings (including, but not limited to, earnings before interest, taxes, depreciation and amortization);

•	earnings per share, diluted or basic;

•	earnings per share from continuing operations;

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Proposal 4: Approval of Amendment No. 4 to the 2013 Equity and Incentive Compensation Plan

•	net asset turnover;

•	inventory turnover;

•	capital expenditures;

•	debt;

•	debt reduction;

•	debt to capital ratio;

•	working capital;

•	return on investment;

•	return on sales;

•	net or gross sales;

•	days sales outstanding;

•	market share;

•	economic value added;

•	cost of capital;

•	change in assets;

•	expense reduction levels;

•	productivity;

•	safety record;

•	stock price;

•	return on equity;

•	total stockholder return;

•	return on capital or return on invested capital;

•	return on assets or net assets;

•	revenue;

•	income or net income;

•	operating income or net operating income;

•	operating profit or net operating profit;

•	gross margin, operating margin or profit margin; and

•	completion of acquisitions, business expansion, product diversification, new or expanded market penetration and other non-financial operating and management performance objectives.

As to each management objective, the relevant measurement of performance shall be computed in accordance with generally accepted accounting principles to the extent applicable, but, unless otherwise determined by the MD&C Committee (and to the extent consistent with Code Section 162(m), prior to its amendment by the TCJA), will exclude the effect of certain designated items identified at the time of grant. If the MD&C Committee determines that a change in the business, operations, corporate structure or capital structure of our company, or the manner in which we conduct our business, or other events or circumstances render the management objectives unsuitable, the MD&C Committee may in its discretion modify such management objectives or the related minimum acceptable level of achievement, in whole or in part, as the MD&C Committee

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deems appropriate and equitable. (Previously, an exception to such modifications applied in the case of an award intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code (other than in connection with a change of control) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Internal Revenue Code prior to the amendment of Section 162(m) by the TCJA. In such a case, the MD&C Committee would not make any modification of the management objectives or minimum acceptable level of achievement with respect to such award.)

Administration. The MD&C Committee may from time-to-time delegate all or any part of its authority under the 2013 Plan to any subcommittee. To the extent of any such delegation, references in the 2013 Plan to the MD&C Committee will be deemed to be references to such subcommittee. The interpretation and construction by the MD&C Committee of any provision of the 2013 Plan or of any agreement, notification or document evidencing awards and any determination by the MD&C Committee will be final and conclusive. No member of the MD&C Committee will be liable for any such action or determination made in good faith.

The MD&C Committee or the subcommittee may authorize our officers to do the following on the same basis as the MD&C Committee or the subcommittee:

•	designate employees to receive awards under the 2013 Plan, or

•	determine the size of any such awards.

However, the MD&C Committee or the subcommittee may not delegate such responsibilities to any such officer for awards granted to an employee who is an officer or more than 10% beneficial owner as determined by the MD&C Committee in accordance with Section 16 of the Exchange Act. The resolution providing for such authorization must set forth the total number of shares of common stock any delegated officer may grant and the officer must report periodically to the MD&C Committee or the subcommittee, as the case may be, regarding the nature and scope of the awards granted pursuant to the delegated authority.

Amendments. Our Board may at any time and from time to time amend the 2013 Plan in whole or in part. However, if an amendment to the 2013 Plan:

•	would materially increase the benefits accruing to participants under the 2013 Plan;

•	would materially increase the number of securities which may be issued under the 2013 Plan;

•	would materially broaden eligibility for participation in the 2013 Plan;

•	would materially modify the requirement for stockholder approval of a repricing transaction; or

•	must otherwise be approved by our stockholders in order to comply with applicable law or the rules of the New York Stock Exchange (or our applicable securities exchange);

then such amendment will be subject to stockholder approval and will not be effective until such approval has been obtained.

In case of termination of the employment of a participant by reason of death, disability or retirement, or in the event of a change in control, if a participant holds:

•	a stock option or SAR not immediately exercisable in full;

•	any shares of restricted stock as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed;

•	any RSUs as to which the applicable restriction period has not been completed;

•	any cash incentive awards, performance shares or performance units which have not been fully earned;

•	any other awards subject to any vesting schedule or transfer restriction; or

•	shares of common stock subject to any transfer restriction imposed by the 2013 Plan;

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the MD&C Committee may, in its sole discretion (other than in the event of a change in control), accelerate the time at which:

•	such stock option or SAR or other award may be exercised;

•	such substantial risk of forfeiture or prohibition or restriction on transfer will lapse;

•	such restriction period will end; or

•	such cash incentive awards, performance shares or performance units will be deemed to have been fully earned or the time when such transfer restriction will terminate.

The MD&C Committee may also waive any other limitation or requirement under any such award, other than a limitation or requirement that is mandatory under the 2013 Plan.

The MD&C Committee may amend the terms of any awards granted under the 2013 Plan prospectively or retroactively. Except in connection with certain corporate transactions described in the 2013 Plan, no amendment will materially impair the rights of any participant without his or her consent.

Our Board may, in its discretion, terminate the 2013 Plan at any time. Termination of the 2013 Plan will not affect the rights of participants or their successors under any outstanding awards and not exercised in full on the date of termination.

In addition to the provisions in the 2013 Plan regarding acceleration of awards, up to 5% of the maximum number of shares of common stock that may be issued or transferred under the 2013 Plan, as may be adjusted, may be used for stock options, SARs, restricted stock, RSUs, performance shares, performance units and other awards granted under the 2013 Plan that do not comply with the applicable three-year vesting requirements with respect to time-vested awards or the applicable one-year vesting requirements with respect to awards subject to the achievement of performance goals.

No Repricing of Stock Options or SARs. Except in connection with certain corporate transactions described in the 2013 Plan, the terms of outstanding awards may not be amended to reduce the option price of outstanding stock options or the base price of outstanding SARs, or cancel outstanding stock options or SARs that have an exercise price or base price in excess of the current market price of the underlying shares in exchange for cash, other awards or stock options or SARs with an option price or base price, as applicable, that is less than the option price of the original stock options or base price of the original SARs, as applicable, without stockholder approval. This restriction is intended to prohibit the repricing of “underwater” stock options and SARs and will not be construed to prohibit the adjustments in connection with certain corporate transactions provided for in the 2013 Plan. This prohibition may not be amended without approval by our stockholders.

Transferability. Except as otherwise determined by the MD&C Committee (subject to applicable limitations under tax laws), no stock option, SAR, restricted stock, RSU, performance share, performance unit, cash incentive award or other awards granted under the 2013 Plan, or dividend equivalents paid with respect to awards made under the 2013 Plan, will be transferable by the participant except by will or the laws of descent and distribution, and in no event shall any such award granted under the 2013 Plan be transferred for value. Except as otherwise determined by the MD&C Committee, stock options and SARs will be exercisable during the participant’s lifetime only by him or her or, in the event of the participant’s legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the participant in a fiduciary capacity under state law and/or court supervision.

The MD&C Committee may provide at the date of grant additional restrictions on transfer for certain common shares earned under the 2013 Plan.

Adjustments. The MD&C Committee shall make or provide for such adjustments in the numbers of shares of common stock covered by outstanding stock options, SARs, RSUs, performance shares and performance units granted under the 2013 Plan and, if applicable, in the number of shares of common stock covered by other awards, in the option price and base price provided in outstanding stock options and SARs, in the kind of stock covered by such awards and in cash incentive awards as the

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MD&C Committee, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of participants or optionees that otherwise would result from:

•	any stock dividend, stock split, combination of stock, recapitalization or other change in the capital structure of our company;

•

any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, extraordinary dividend of cash or property, issuance of rights or warrants to purchase securities; or

•	any other corporate transaction or event having an effect similar to these events or transactions or that otherwise constitutes an “equity restructuring” within the meaning of FASB ASC Topic 718.

In the event of any such transaction or event or in the event of a change of control, the MD&C Committee, in its discretion, may provide in substitution for any or all outstanding awards under the 2013 Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and may require the surrender of all awards so replaced in a manner that complies with Section 409A of the Internal Revenue Code.

In addition, for each stock option or SAR with an option price or base price greater than the consideration offered in connection with any such termination or event or change of control, the MD&C Committee may in its sole discretion elect to cancel such stock option or SAR without any payment to the person holding such stock option or SAR. The MD&C Committee shall also make or provide for such adjustments in the total number of shares of common stock available under the 2013 Plan, the per-person award limits expressed in shares and any other share limits under the 2013 Plan as the MD&C Committee, in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described above, subject to applicable requirements under Code Sections 409A and 162(m). However, any adjustment to the number of ISOs that may be granted under the 2013 Plan will be made only if and to the extent that such adjustment would not cause any option intended to qualify as an ISO to fail to so qualify.

Detrimental Activity and Recapture Provisions. Any award agreement may provide for the cancellation or forfeiture of an award or the forfeiture and repayment of any gain related to an award, or other provisions intended to have a similar effect, upon terms and conditions determined by the MD&C Committee, if a participant, either during his or her employment by us or a subsidiary or within a specific period after termination of employment, engages in any “detrimental activity” (as defined in such award agreement). In addition, any award agreement may provide for the cancellation or forfeiture of an award or the forfeiture and repayment to us of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the MD&C Committee from time to time or under Section 10D of the Exchange Act, or the rules of any national securities exchange or national securities association on which our common stock is traded.

Withholding Taxes. To the extent that we are required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a participant or other person under the 2013 Plan, and the amounts available to us for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the participant or such other person make arrangements satisfactory to us for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the MD&C Committee) may include relinquishment of a portion of such benefit or the delivery to us of our common stock. In no event shall the market value per share of the common stock to be withheld and delivered to satisfy applicable withholding taxes in connection with the benefit exceed the minimum amount of taxes required to be withheld, if necessary to avoid additional accounting expense.

Termination. No grant will be made under the 2013 Plan after April 19, 2028, but all grants made on or prior to such date will continue in effect thereafter subject to the terms of the applicable award agreement and the terms of the 2013 Plan.

Federal Income Tax Consequences

The following is a brief summary of some of the federal income tax consequences of certain transactions under the 2013 Plan based on federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on this proposal and not for 2013 Plan participants, is not intended to be complete and does not describe federal taxes other than income taxes (such as Medicare and Social Security taxes), state local or foreign tax consequences.

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Tax Consequences to Participants

Non-Qualified Stock Options. In general, (1) no income will be recognized by an optionee at the time a non-qualified stock option is granted; (2) at the time of exercise of a non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares of common stock and the fair market value of the shares of common stock, if unrestricted, on the date of exercise; and (3) at the time of sale of shares of common stock acquired pursuant to the exercise of a non-qualified stock option, appreciation (or depreciation) in value of the shares of common stock after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares of common stock have been held.

Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an ISO. The exercise of an ISO, however, may result in alternative minimum tax liability. If shares of common stock are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares of common stock is made by such optionee within two years after the date of grant or within one year after the transfer of such shares of common stock to the optionee, then a upon sale of such shares of common stock, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

If shares of common stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either the two or one year holding periods described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares of common stock at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares of common stock. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

SARs. No income will be recognized by a participant in connection with the grant of a tandem SAR or a free-standing SAR. When the SAR is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of common stock received on the exercise.

Restricted Stock. The recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the participant for such restricted stock) at such time as the shares of common stock are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Internal Revenue Code (“Restrictions”). However, a recipient may instead elect under Section 83(b) of the Internal Revenue Code within 30 days of the date of transfer of the shares of common stock to have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares of common stock (determined without regard to the Restrictions) over the purchase price, if any, of such restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that is subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant and will not be eligible for the lower qualified dividend tax rate.

RSUs. No income generally will be recognized upon the award of RSUs. The recipient of a RSU award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of common stock on the date that such shares are transferred to the participant pursuant to the award (reduced by any amount paid by the participant for such RSUs), and the capital gains/loss holding period for such shares will also commence on such date.

Performance Shares and Performance Units. No income generally will be recognized upon the grant of performance shares or performance units. Upon payment in respect of the earn-out of performance shares or performance units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted shares of common stock received.

Cash Incentive Awards. Upon payment in respect of the earning of cash incentive awards, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received.

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Tax Consequences to Enviri Corporation or Subsidiary

To the extent that a participant recognizes ordinary income in the circumstances described above, we or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code and is not disallowed by the $1 million limitation on certain Covered Employees under Section 162(m) of the Internal Revenue Code. In this regard, certain types of awards under the 2013 Plan, such as time-vested restricted stock and RSUs, could not qualify as performance-based awards under Section 162(m) prior to the amendment of Section 162(m) by the TCJA, and in other cases awards might fail to qualify if all requirements for qualification were not met in connection with such awards.

Required Vote

The affirmative vote of a majority of the outstanding Shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve this proposal to amend the 2013 Plan to increase the number of Shares reserved for issuance under such plan.

The Board recommends that stockholders vote “FOR” the approval of Amendment No. 4 to the 2013 Equity and Incentive Compensation Plan.

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Transactions with Related Persons

For the fiscal year ended December 31, 2023, there were no transactions with the Company in which any related person had a direct or indirect material interest that would be required to be disclosed pursuant to Item 404 of Regulation S-K, nor were any such transactions planned.

Policies and Procedures Regarding Transactions with Related Persons

Our policies and procedures regarding related person transactions are set forth in writing in the Governance Committee Charter and in our Code of Conduct. As set forth in its charter, the Governance Committee is generally responsible for reviewing and approving all material transactions with any related person. Related persons include any of our Directors, Director nominees or executive officers and certain of our stockholders, and their immediate family members. Copies of the Governance Committee’s Charter and our Code of Conduct are available at the Corporate Governance section of our website at www.enviri.com/corporate-governance. Approval of related person transactions by our full Board may also be warranted under certain circumstances (for example, to allow for approval of a related person transaction by a majority of disinterested Directors).

To identify related person transactions, each year we submit and require our Directors and officers to complete Directors’ and Officers’ Questionnaires identifying any and all transactions with us in which the officer or Director (or their family members) has an interest. We review related person transactions due to the potential for a conflict of interest. A conflict of interest occurs when an individual’s private interest interferes, or appears to interfere, in any way with our interests. We expect our Directors, officers and employees to act and make decisions that are in our best interests and encourage them to avoid situations which could present a conflict between our interests and their own personal interests.

Our Directors, officers and employees are prohibited from using their position of employment or other relationship with us to influence decisions concerning business transactions between us and a company in which they or a member of their immediate family has a personal interest through ownership, with the exception of investments in publicly-held corporations when the investment results in less than a 1% ownership interest. In addition, Directors, officers and employees must not accept personal favors or benefits from those dealing with us that could influence or could give the impression of influencing their business judgment. Our Code of Conduct, which applies to each of our Directors, officers and employees, sets forth our expectations regarding potential and actual conflicts of interest. The section of the Code of Conduct entitled “My Commitment to the Company” covers the concept of conflicts of interest and our view about when an inappropriate undertaking may be occurring.

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Executive Development and Succession

The executive development process ensures continuity of leadership over the long term, and it forms the basis on which we make ongoing executive assignments. Through the integration of the performance assessment and executive development processes, position assignments are made based on executives’ qualifications and readiness for the position. Our future leaders are developed through these carefully selected assignments. We believe that consistent and ongoing application of this process meets the long-range requirements of the business and achieves competitive advantage.

Each year, our MD&C Committee reviews our leadership talent development program to ensure good performance and alignment between business strategies and operating plans. The Board annually reviews the results of the leadership capability and succession process with the Chairman, President & CEO.

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Compensation Committee Interlocks and Insider Participation

Messrs. Everitt, Earl, Longhi, Purvis and Quinn, and Mses. Eddy and O’Mara served as members of our MD&C Committee during 2023. None of them served as one of our officers or employees or as an officer or employee of any of our subsidiaries during that time or in the past, and none of them or any other Director served as an executive officer of any entity for which any of our executive officers serve as a director or a member of its compensation committee.

None of the members of our MD&C Committee has a relationship with us that is required to be disclosed under Item 404 of Regulation S-K under the Exchange Act.

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Other Matters

Householding of Proxy Materials

We and some brokers “household” the Letter from our Chairman & CEO, Annual Report on Form 10-K and other proxy materials, delivering a single copy of each to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, including the Letter from our Chairman & CEO and Annual Report on Form 10-K, or if you are receiving multiple copies of the proxy materials and wish to receive only one, please notify your broker, if your shares are held in a brokerage account, or us, if you hold registered shares, at which time we will promptly deliver separate copies of the materials to each of the affected stockholders or discontinue the practice, according to your wishes. You can notify us by sending a written request to Enviri Corporation, Two Logan Square, 100-120 North 18th Street, 17th Floor, Philadelphia, PA 19103 or by calling (267) 857-8715.

Stockholder Proposals and Nominations for Presentation at 2025 Annual Meeting of Stockholders

The 2024 Annual Meeting of Stockholders is expected to be held on April 18, 2024. If one of our stockholders wishes to submit a proposal for consideration at the 2025 Annual Meeting of Stockholders, such proposal must be received at our executive offices no later than November 10, 2024 to be considered for inclusion in our Proxy Statement and Proxy Card relating to the 2025 Annual Meeting of Stockholders. Although a stockholder proposal received after such date will not be entitled to inclusion in our Proxy Statement and Proxy Card, a stockholder can submit a proposal for consideration at the 2024 Annual Meeting of Stockholders in accordance with our by-laws if written notice is mailed and received at the principal executive offices of the Company not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting (i.e., not later than January 18, 2025); provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder in order to be timely must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the 90th day prior to such annual meeting or, if the first public announcement or notice of the date of such annual meeting is made or given to stockholders less than 100 days prior to the date of such annual meeting, the close of business on the 10th day following the day on which public announcement was made or notice of the date of such meeting is mailed, whichever first occurs.

In order to nominate a candidate for election as a Director at the 2025 Annual Meeting of Stockholders, a stockholder must provide to the Secretary of the Company written notice, including the supporting information described under the heading “Corporate Governance – Nominations of Directors,” by personal delivery or mail not later than January 18, 2025. If the stockholder does not also comply with the requirements of Rule 14a-4(c) under the Exchange Act by providing notice to the Company by such date, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such stockholder proposal.

Stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees under Rule 14a-19 under the Exchange Act (“Rule 14a-19”) must comply with the requirements of the Company’s Bylaws, including the notice required under Rule 14a-19 by January 18, 2025, and comply with the requirements of Rule 14a-19. Under the Company’s Bylaws, if a stockholder provides notice pursuant to Rule 14a-19(b) that the stockholder intends to solicit proxies in support of any proposed nominee and subsequently (A) notifies the Company that such stockholder no longer intends to do so, or (B) fails to comply with the requirements of Rule 14a-19(a)(2) or Rule 14a-19(a)(3), the Company shall disregard any proxies solicited for such proposed nominee. Upon request by the Company, any stockholder that has provided such a notice of intention to solicit proxies must deliver to the Secretary of the Company, no later than 5 business days prior to the 2024 Annual Meeting of Stockholders, reasonable evidence that the solicitation requirements of Rule 14a-19(a)(3) have been satisfied.

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Appendix A: Amendment No. 4 to the 2013 Equity and Incentive Compensation Plan

ENVIRI CORPORATION

2013 EQUITY AND INCENTIVE COMPENSATION PLAN

Amendment No. 4

WHEREAS, the Board of Directors and stockholders of Enviri Corporation (the “Company”) have adopted the 2013 Equity and Incentive Compensation Plan, together with Amendment No. 1 to the 2013 Equity and Incentive Compensation Plan, Amendment No. 2 to the 2013 Equity and Incentive Compensation Plan, and Amendment No. 3 to the 2013 Equity and Incentive Compensation Plan (the “Plan”);

WHEREAS, pursuant to Section 3(a) of the Plan, a total of 12,077,000 shares of the common stock, par value $1.25 per share, of the Company (the “Common Stock”) have been reserved for issuance under the Plan;

WHEREAS, the Company desires (i) to increase the number of shares issuable under the Plan to an aggregate of 13,677,000 shares, including shares previously issued thereunder, (ii) to increase the aggregate limit on the number of shares that may be issued or transferred in connection with awards other than stock options or appreciation rights to 9,688,000 shares, and (iii) to prohibit the provision of dividends or dividend equivalents on any unvested awards; and

WHEREAS, Section 18 of the Plan permits the Company to amend the Plan from time to time, subject only to certain limitations specified therein;

NOW, THEREFORE, the following amendments and modifications are hereby made a part of the Plan subject to, and effective as of the date of, the approval of stockholders of the Plan as amended at the Company’s Annual Meeting of Stockholders on April 18, 2024:

1. Section 3(a)(i) of the Plan shall be, and hereby is, amended such that the first sentence of such section shall hereby be amended and restated to read as follows:

“Subject to adjustment as provided in Section 11 of this Plan, the number of shares of Common Stock that may be issued or transferred (A) upon the exercise of Option Rights or Appreciation Rights, (B) as Restricted Stock and released from substantial risks of forfeiture thereof, (C) in payment of Restricted Stock Units, (D) in payment of Performance Shares or Performance Units that have been earned, (E) as awards contemplated by Section 9 of this Plan, or (F) in payment of dividend equivalents paid with respect to vested awards made under the Plan will not exceed in the aggregate 13,677,000 shares; provided, that notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary and subject to adjustment as provided in Section 11 of this Plan, the aggregate number of shares of Common Stock actually issued or transferred by the Company in connection with awards other than Option Rights or Appreciation Rights granted under this Plan will not exceed 9,688,000 shares.”

2. Section 3(b) of the Plan shall be, and hereby is, amended to increase the limit on the aggregate number of shares that may be issued or transferred upon the exercise of Incentive Stock Options to 9,688,000 shares, such that the section shall hereby be amended and restated to read as follows:

“(b) Limit on Incentive Stock Options. Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary and subject to adjustment as provided in Section 11 of this Plan, the aggregate number of shares of Common Stock actually issued or transferred by the Company upon the exercise of Incentive Stock Options will not exceed 13,677,000 shares.”

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Appendix A: Amendment No. 4 to the 2013 Equity and Incentive Compensation Plan

3. The following sentence shall be, and hereby is, added to the Plan as new Section 3(e) thereof:

“(e) Notwithstanding anything contained herein, in no event shall dividend or dividend equivalents be provided with respect to any awards that have not yet vested.”

4.  In all other respects, the Plan, as amended, is hereby ratified and confirmed and shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has executed this Amendment No. 4 to the 2013 Equity and Incentive Compensation Plan.

ENVIRI CORPORATION

By:	/s/ Russell C. Hochman

Name: Russell C. Hochman
Title: Corporate Secretary

2024 Proxy Statement 111

Proposals — The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals X – X and for every X YEARS on Proposal X. 01—J. F. Earl 04—C. I. Haznedar 07—E. M. Purvis, Jr. 02—D. C. Everitt 05—T. M. Laurion 08—J. S. Quinn 03—F. N. Grasberger III 06—R. M. O’Mara For Against Abstain For Against Abstain For Against Abstain 9 3 B M 09—P. C. Widman Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03Y97C + + a vote FOR all the nominees listed and A FOR Proposals 2, 3 and 4. 2. Ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending December 31, 2024. 3. Vote, on an advisory basis, to approve named executive officer compensation. 4. Vote on Amendment No. 4 to the 2013 Equity and Incentive Compensation Plan. 1. Election of Directors: For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q 2024 Annual Meeting Proxy Card For Against Abstain You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/NVRI or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/NVRI Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Your vote matters – here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/NVRI Notice of 2024 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — April 18, 2024 F. N. Grasberger III, C. H. Haznedar and D. C. Everitt, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Enviri Corporation to be held on April 18, 2024 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of all nine nominees for the Board of Directors and FOR items 2, 3 and 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Enviri Corporation qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Change of Address — Please print new address below. Comments — Please print your comments below. C Non-Voting Items + + Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/NVRI. The 2024 Annual Meeting of Stockholders of Enviri Corporation will be held on Thursday, April 18, 2024 at 9:00 a.m. Eastern Time, virtually via the Internet at https://meetnow.global/M56ULLD. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Proposals — The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals X – X and for every X YEARS on Proposal X. 01—J. F. Earl 04—C. I. Haznedar 07—E. M. Purvis, Jr. 02—D. C. Everitt 05—T. M. Laurion 08—J. S. Quinn 03—F. N. Grasberger III 06—R. M. O’Mara For Against Abstain For Against Abstain For Against Abstain 1 U P X 09—P. C. Widman Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03Y98C + + a vote FOR all the nominees listed and A FOR Proposals 2, 3 and 4. 2. Ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending December 31, 2024. 3. Vote, on an advisory basis, to approve named executive officer compensation. 4. Vote on Amendment No. 4 to the 2013 Equity and Incentive Compensation Plan. 1. Election of Directors: For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q 2024 Annual Meeting Proxy Card For Against Abstain

Notice of 2024 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — April 18, 2024 F. N. Grasberger III, C. H. Haznedar and D. C. Everitt, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Enviri Corporation to be held on April 18, 2024 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of all nine nominees for the Board of Directors and FOR items 2, 3 and 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Enviri Corporation qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.edocumentview.com/NVRI.